IVY FUNDS
January 31, 2021
Prospectus

	Class A	Class B	Class C	Class I	Class N	Class Y
FIXED INCOME FUNDS
Ivy Apollo Strategic Income Fund	IAPOX		ICPOX	IIPOX	IRPOX	IYPOX
Ivy California Municipal High Income Fund	IMHAX		IMHCX	IMHIX		IMHYX
Ivy Corporate Bond Fund	IBJAX	IBJBX	IBJCX	IBJIX	IBJNX	IBJYX
Ivy Crossover Credit Fund	ICKAX			ICKIX	ICKNX	ICKYX
Ivy Government Securities Fund	IGJAX	IGJBX	IGJCX	IGJIX	IGJNX
Ivy Pictet Emerging Markets Local Currency Debt Fund	IECAX		IECCX	IECIX	IMMCX	IECYX
Ivy Pictet Targeted Return Bond Fund	IRBAX		IRBCX	IRBIX	IRBRX	IRBYX
Ivy PineBridge High Yield Fund	IPNAX			IPNIX	IPNNX
GLOBAL/INTERNATIONAL FUND
Ivy International Small Cap Fund	IVJAX		IVJCX	IVJIX	IVJRX	IVJYX
SPECIALTY/ALLOCATION FUND
Ivy Apollo Multi-Asset Income Fund	IMAAX		IMACX	IMAIX	IMURX	IMAYX
MONEY MARKET FUND
Ivy Cash Management Fund	IAAXX	IABXX	IACXX
The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Fund Summaries — Fixed Income Funds
3	Ivy Apollo Strategic Income Fund
14	Ivy California Municipal High Income Fund
20	Ivy Corporate Bond Fund
26	Ivy Crossover Credit Fund
32	Ivy Government Securities Fund
38	Ivy Pictet Emerging Markets Local Currency Debt Fund
46	Ivy Pictet Targeted Return Bond Fund
55	Ivy PineBridge High Yield Fund
Fund Summaries — Global/International Fund
61	Ivy International Small Cap Fund
Fund Summaries — Specialty/Allocation Fund
67	Ivy Apollo Multi-Asset Income Fund
Fund Summaries — Money Market Fund
79	Ivy Cash Management Fund
84	Additional Information about Principal Investment Strategies, Other Investments and Risks
107	Additional Investment Considerations
108	Defining Risks
128	The Management of the Funds
128	Investment Adviser
128	Investment Subadvisers
129	Management Fees
131	Fund Management
135	Your Account
135	Choosing a Share Class
144	Ways to Set Up Your Account (for Class A and C Shares)
145	Pricing of Fund Shares
147	Buying Shares
148	Selling Shares
153	Exchange Privileges
157	Distributions and Taxes
161	Financial Highlights
A-1	Appendix A: Hypothetical Investment and Expense Information
B-1	Appendix B: Intermediary Sales Charge Discounts and Waivers
2        Prospectus

Ivy Apollo Strategic Income Fund
Objectives
To seek to provide a high level of current income. Capital appreciation is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on

of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None	None
Maximum Account Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.24%	0.40%	0.28%	0.12%	0.27%
Acquired Fund Fees and Expenses 2	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses 3	1.18%	2.09%	0.97%	0.81%	1.21%
Fee Waiver and/or Expense Reimbursement 4,5	0.12%	0.26%	0.29%	0.13%	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%	1.83% 6	0.68%	0.68%	1.06%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2
Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

3	The
Total Annual Fund Operating Expenses
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because that ratio does not include the Acquired Fund Fees and Expenses.
4	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 1.14%, Class C shares at 1.82%, Class I shares and Class N shares at 0.67%; and Class Y shares at 1.10%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
5	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
6	The
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because it has been restated to reflect a change in the Fund's contractual class waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's
Fixed Income Funds	Prospectus 3

operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$355	$ 604	$ 872	$1,636
Class C Shares	186	630	1,100	2,167
Class I Shares	69	280	508	1,163
Class N Shares	69	246	437	990
Class Y Shares	108	369	651	1,453
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$355	$ 604	$ 872	$1,636
Class C Shares	186	630	1,100	2,167
Class I Shares	69	280	508	1,163
Class N Shares	69	246	437	990
Class Y Shares	108	369	651	1,453
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
Ivy Apollo Strategic Income Fund seeks to achieve its objectives by allocating its assets among three different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a global bond strategy and a high-income strategy. IICO and Apollo Credit Management, LLC (Apollo), the Fund’s subadviser and a subsidiary of Apollo Global Management, Inc. (together with its consolidated subsidiaries, including Apollo, Apollo Global) (collectively, IICO and Apollo are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following general allocation:

■	Total Return Strategy (Apollo): 20% Target Allocation
■	Global Bond Strategy (IICO): 10% — 70% Flexible Allocation
■	High Income Strategy (IICO): 10% — 70% Flexible Allocation
The Investment Managers will act independently from the other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.
IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return the total return strategy to its target 20% allocation. However, market movements may cause the Fund’s allocation to that sleeve to differ from the 20% allocation between rebalances. For each of the global bond strategy and the high income strategy, the allocation ranges noted above are target projections only and IICO or market movements (or a combination of both) from time to time may cause the Fund’s allocation to one or both of those sleeves to exceed those ranges; likewise, IICO may change the ranges from time to time based on current or anticipated market conditions and/or IICO’s views on the broader market and its economic outlook.
Information about each strategy is set forth below.
Total Return Strategy Sleeve:
Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment-grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage backed securities; asset-backed
4 Prospectus	Fixed Income Funds

securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile.
Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.
Global Bond Strategy Sleeve:
IICO invests the assets allocated to the global bond strategy in a diversified portfolio of bonds of foreign and U.S. issuers. The sleeve may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or U.S. governments. IICO may invest all of the assets in the sleeve in foreign securities and in securities denominated in currencies other than the U.S. dollar. The sleeve may invest in securities of any maturity.
Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers.
The sleeve may invest in both investment and non-investment-grade securities. It may invest up to 35% of the sleeve assets in non-investment-grade bonds, commonly called “high yield” or “junk bonds,” primarily of foreign issuers, that include bonds rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The sleeve will invest in non-investment-grade securities only if IICO deems the risks to be consistent with the Fund’s objectives.
Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
IICO may look at a number of factors in selecting securities for the sleeve, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, capital structure, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile, market share and industry of the issuer; and analysis of the issuer’s profit history through various economic cycles.
High Income Strategy Sleeve:
IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives. IICO invests the assets allocated to this sleeve primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. IICO may invest an unlimited amount of the assets allocated to this sleeve in junk bonds, as described above. IICO may invest assets allocated to the high income strategy in fixed-income securities of any maturity.
IICO may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
IICO also may invest the sleeve’s assets in restricted securities.
Although IICO considers credit ratings in selecting investments for the sleeve, IICO bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength,
Fixed Income Funds	Prospectus 5

growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.
IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien (senior) loans.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■
Asset Allocation Risk.
Although asset allocation among different sleeves and
asset
categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which could result in the Fund performing poorly.

■
Capital Repatriation Risk.
Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Investment Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

■
Collateralized Loan Obligations Risk.
A collateralized loan obligation (CLO) is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■
Distressed Securities Risk.
The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

■
Duration Risk.
Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

■
Emerging Market Risk.
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

6 Prospectus	Fixed Income Funds

■
Equity-Linked Securities Risk.
An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Financials Sector Risk.
Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Currency Risk.
Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.

■
Foreign Exposure Risk.
The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■
Foreign Government Obligations and Securities of Supranational Entities Risk.
Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion
to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher
Fixed Income Funds	Prospectus 7

for securities of issuers in emerging markets than in
more
developed
markets
. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may
be compromised and the Fund could incur significant losses.
■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Investments in Loans Secured by Real Estate Risk.
The Fund may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

■
Investments in Structured Products Risk.
The Fund may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

■
Large Company Risk.
Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Loan Origination Risk.
The Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers.

■
Loan Risk.
In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Fund’s ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to

8 Prospectus	Fixed Income Funds

further encumber its assets. There is a risk that the value of the collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy and other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund’s returns. In addition, loans also are subject to the risk that a court could subordinate
the
loan
to
presently
existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser
of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the
Fund
may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense
may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
■
Loans to Private and Middle Market Companies Risk.
Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

■	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;
■	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
■	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and
■	these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.
■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..

■
Management Risk.
Fund performance is primarily dependent on the Investment Manager's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Mid-Size Company Risk.
Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

■
Mortgage-Backed and Asset-Backed Securities Risk.
Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income
. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Fixed Income Funds	Prospectus 9

Certain mortgage-backed securities are U.S. government securities. See
U.S. Government Securities Risk
for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
■
Multi-Manager Risk.
While IICO monitors the investments of Apollo in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by Apollo or IICO will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

■
Real Estate Industry Risk.
Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund's investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Restricted Securities Risk.
Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the net asset value (NAV) of the Fund.

■
Senior Loan Risk.
The Fund may invest in senior (or first-lien) loans, including either fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, which hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

■
Small Company Risk.
Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

■
U.S. Government Securities Risk.
Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and
10 Prospectus	Fixed Income Funds

a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 8.71% (the second quarter of 2020) and the lowest quarterly return was -9.59% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class A (began on 10-1-2015)
Return Before Taxes	3.52%	4.69%	4.09%
Return After Taxes on Distributions	1.63%	2.82%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares	2.02%	2.75%	2.31%
Class C (began on 10-1-2015)
Return Before Taxes	6.32%	4.64%	4.02%
Class I (began on 10-1-2015)
Return Before Taxes	7.55%	5.77%	5.14%
Class N (began on 10-1-2015)
Return Before Taxes	7.55%	5.79%	5.17%
Class Y (began on 10-1-2015)
Return Before Taxes	7.25%	5.47%	4.83%

Fixed Income Funds	Prospectus 11

Indexes	1 Year	5 Years	Life of Class
Current Blended Benchmark 1 (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015)	7.08%	6.71%	6.12%
Former Blended Benchmark 2 (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015)	6.05%	6.86%	6.32%
Bloomberg Barclays U.S. Universal Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015)	7.58%	4.87%	4.51%
Bloomberg Barclays Global Credit 1-10 Year Hedged USD Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015)	5.74%	5.23%	4.97%
ICE BofA U.S. High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015)	6.17%	8.43%	7.61%
Morningstar Multisector Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 10-1-2015)	4.84%	5.14%	4.88%
1
The Current Blended Benchmark is computed using a combination of 50% Bloomberg Barclays U.S. Universal Index + 50% ICE BofA U.S. High Yield Index. IICO believes that this index is more reflective of the types of securities that the Fund invests in. Both the Current Blended Benchmark and the Fund’s Former Blended Benchmark are included in this Prospectus for comparison purposes.
2	The Former Blended Benchmark is computed using a combination of 50% Bloomberg Barclays Global Credit 1-10 Year Hedged USD Index + 50% ICE BofA U.S. High Yield Index.
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and the total return strategy is subadvised by Apollo Credit Management, LLC (Apollo).
Portfolio Managers
Each of the following (except as noted) has managed all or a portion of the Fund since its inception in October 2015:
■	Mark G. Beischel, Senior Vice President of IICO
■	Chad A. Gunther, Senior Vice President of IICO
■	James Zelter, Co-President of Apollo
■	Joseph Moroney * , CFA, Senior Portfolio Manager of Apollo
*	Mr. Moroney assumed co-investment management responsibilities for Ivy Apollo Strategic Income Fund effective April 2018.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A and Class C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A and Class C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
12 Prospectus	Fixed Income Funds

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Fixed Income Funds	Prospectus 13

Ivy California Municipal High Income Fund
Objective
To seek to provide a high level of current income that is not subject to Federal and California income tax.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios.
More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None
Maximum Account Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class Y
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.45%	0.49%	0.59%	0.57%
Acquired Fund Fees and Expenses 2	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses 3	1.24%	2.03%	1.13%	1.36%
Fee Waiver and/or Expense Reimbursement 4,5	0.43%	0.35%	0.52%	0.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%	1.68%	0.61%	0.81%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2
Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

3	The
Total Annual Fund Operating Expenses
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because that ratio does not include the Acquired Fund Fees and Expenses.
4	Through
January 31, 2022
, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for Class A shares at 0.80% and Class I shares at 0.60%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
5	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
14 Prospectus	Fixed Income Funds

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$331	$ 592	$ 874	$ 1,675
Class C Shares	171	603	1,061	2,127
Class I Shares	62	307	572	1,328
Class Y Shares	83	377	692	1,587
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$331	$ 592	$ 874	$ 1,675
Class C Shares	171	603	1,061	2,127
Class I Shares	62	307	572	1,328
Class Y Shares	83	377	692	1,587
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
Ivy California Municipal High Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of municipal securities with income payments that are exempt from Federal and California income taxes. These municipal securities primarily include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations. It is possible that up to 20% of the Fund’s net assets may be in securities that pay taxable income. A significant portion of the current income paid by the Fund may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (Tax Preference Item). (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)
The Fund typically invests at least 50% of its total assets in medium- and lower-quality municipal securities that include securities rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. Such investments include non-investment grade debt securities, commonly called “high yield” or “junk” bonds, which typically are rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade bonds.
IICO’s view on interest rates largely determines the desired duration of the Fund’s holdings and how to structure the portfolio to achieve a duration target.
The Fund may invest in higher-quality municipal securities at times when yield spreads are narrow and IICO believes that the higher yields do not justify the increased risk, and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality securities in which to invest.
After conducting a top-down (assessing the market environment) analysis, IICO uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. IICO considers a number of factors in selecting individual securities for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, and the structure of the security, including whether it has a call feature.
The Fund primarily invests in revenue bonds: revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.
Fixed Income Funds	Prospectus 15

The Fund may invest in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education, transportation and special tax sectors, and in municipal securities of issuers located in the same geographical area.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. Additionally, IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■
Alternative Minimum Tax Risk.
The Fund may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability is increased as a result of such treatment, that would reduce the Fund’s after-tax return to the shareholder. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

■
California Municipal Securities Risk.
Because the Fund invests primarily in California municipal securities, events in California are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. Moreover, certain risks specific to California threaten the state’s fiscal condition. Specifically, provisions of the California Constitution and state statutes limit the taxing and spending authority of California governmental entities, which may impair the ability of California issuers to pay principal and/or interest on their obligations. California has major concentrations in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic problems affecting those industries.

■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Focus Risk.
At times, the Fund may invest significantly in municipal bonds that finance similar types of projects, such as those in health care, life care, public power, education and transportation, among others, and in municipal bonds of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

16 Prospectus	Fixed Income Funds

■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..

■
Management Risk.
Fund performance is primarily dependent on IICO's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Political, Legislative or Regulatory Risk.
The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Taxability Risk.
The Fund and IICO rely on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal and/or California income tax. However, after the Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal  or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service (IRS) or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred
Fixed Income Funds	Prospectus 17

arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Return After Taxes on Distributions and Sale of Fund Shares
may be better than
Return Before Taxes
due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 3.44% (the second quarter of 2017) and the lowest quarterly return was -3.69% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 10-3-2016)
Return Before Taxes	0.41%	3.39%
Return After Taxes on Distributions	0.40%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	0.98%	3.10%
Class C (began on 10-3-2016)
Return Before Taxes	2.08%	3.16%
Class I (began on 10-3-2016)
Return Before Taxes	3.18%	4.21%
Class Y (began on 10-3-2016)
Return Before Taxes	2.97%	4.00%

Indexes	1 Year	Life of Class
Bloomberg Barclays Municipal High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-3-2016)	4.89%	5.50%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-3-2016)	5.21%	3.68%
Morningstar Muni California Long Category Average (net of fees and expenses) (Life of Class index comparison begins on 10-3-2016)	4.59%	3.41%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Bryan J. Bailey, Senior Vice President of IICO, has managed the Fund since October 2020.
18 Prospectus	Fixed Income Funds

Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A and Class C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A and Class C shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
Most Fund distributions will consist of exempt-interest dividends that are exempt from regular federal and California state personal income tax. A portion of these distributions from PAB interest may be subject to the federal AMT. In addition, distributions from sources other than tax-exempt interest generally are taxable to you as ordinary income or long-term capital gain. Distributions from the Fund, including distributions of California exempt-interest dividends, generally will be taxable to shareholders that are subject to the California franchise tax on business corporations. The tax treatment of distributions is the same whether they are taken in cash or reinvested in Fund shares.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Fixed Income Funds	Prospectus 19

Ivy Corporate Bond Fund
Objective
To seek to provide current income consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
. The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	5.00% 1	1.00% 1	None	None	None
Maximum Account Fee	None	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class N	Class Y
Management Fees	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.27%	1.17%	0.41%	0.23%	0.07%	0.21%
Total Annual Fund Operating Expenses 2	1.00%	2.65%	1.89%	0.71%	0.55%	0.94%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2	Through January 31, 2022, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board).
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 349	$ 560	$ 789	$ 1,444
Class B Shares	668	1,123	1,505	2,580
Class C Shares	192	594	1,021	1,979
Class I Shares	73	227	395	883
Class N Shares	56	176	307	689
Class Y Shares	96	300	520	1,155
20 Prospectus	Fixed Income Funds

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 349	$ 560	$ 789	$ 1,444
Class B Shares	268	823	1,405	2,580
Class C Shares	192	594	1,021	1,979
Class I Shares	73	227	395	883
Class N Shares	56	176	307	689
Class Y Shares	96	300	520	1,155
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
Ivy Corporate Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in corporate bonds (also referred to as corporate “debt securities” or “fixed-income securities”). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year. The Fund invests primarily in investment-grade debt securities (including bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO) to be of comparable quality). The Fund has no limitations regarding the duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by both domestic and foreign companies, in a variety of sectors and industries. The Fund may invest significantly in debt securities payable from the same sector.
In selecting debt securities for the Fund, IICO looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify sectors that IICO believes have favorable risk/reward characteristics and targets those sectors for overweight positioning. From the sector level, IICO identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a holding if, in IICO’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Fixed Income Funds	Prospectus 21

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Financials Sector Risk.
Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Management Risk.
Fund performance is primarily dependent on IICO's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

22 Prospectus	Fixed Income Funds

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■
U.S. Government Securities Risk.
Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance
The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Bond Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.
The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to October 16, 2017, and in the Fund beginning on October 16, 2017. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Predecessor Fund and the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Predecessor Fund and the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to January 31, 2012, the Predecessor Fund's investment objective was to seek a reasonable return with emphasis on preservation of capital. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seek to provide current income consistent with preservation of capital.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 9.13% (the second quarter of 2020) and the lowest quarterly return was -3.47% (the second quarter of 2013
).
Fixed Income Funds	Prospectus 23

Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	7.67%	4.96%	3.85%
Return After Taxes on Distributions	5.01%	3.44%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	4.88%	3.17%	2.38%
Class B
Return Before Taxes	4.68%	3.75%	3.00%
Class C
Return Before Taxes	9.38%	4.55%	3.16%
Class I
Return Before Taxes	10.64%	5.83%	4.40%
Class N (began on 10-16-2017 )
Return Before Taxes	10.80%	N/A	6.59%
Class Y (began on 10-16-2017)
Return Before Taxes	10.38%	N/A	6.17%

Indexes	1 Year	5 Years	10 Years
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	9.35%	6.44%	5.40%
Morningstar Corporate Bond Category Average (net of fees and expenses)	9.24%	6.23%	5.31%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Fund since April 2018.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.
24 Prospectus	Fixed Income Funds

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Fixed Income Funds	Prospectus 25

Ivy Crossover Credit Fund
Objective
To seek to provide total return through a combination of high current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	None	None	None
Maximum Account Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class I	Class N	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.00%	0.25%
Other Expenses	0.46%	0.56%	0.40%	0.55%
Total Annual Fund Operating Expenses	1.21%	1.06%	0.90%	1.30%
Fee Waiver and/or Expense Reimbursement 2,3	0.31%	0.41%	0.25%	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%	0.65%	0.90%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase.
2
Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for Class A shares at 0.90% and Class I and Class N shares at 0.65%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

3	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$595	$869	$ 1,653
Class I Shares	66	296	545	1,257
Class N Shares	66	262	474	1,085
Class Y Shares	92	373	675	1,533
26 Prospectus	Fixed Income Funds

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$595	$869	$ 1,653
Class I Shares	66	296	545	1,257
Class N Shares	66	262	474	1,085
Class Y Shares	92	373	675	1,533
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 165% of the average value of its portfolio.
Principal Investment Strategies
Ivy Crossover Credit Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Fund invests primarily in corporate debt fixed-income securities.
The Fund generally invests in such bonds pursuant to a “crossover credit” strategy, which is designed to provide exposure to bonds with lower ratings that are still considered investment grade and bonds with higher ratings that are still considered non-investment grade. Investment grade bonds include bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. By contrast, non-investment grade debt securities, commonly called “high yield” or “junk” bonds, include bonds rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.
“Crossover” debt generally refers to bonds rated at or near the point where the lower end of investment grade debt and the higher end of high yield debt meet. Such bonds are on the verge of losing or regaining investment-grade status (i.e., they are on the verge of “crossing over,” falling to junk status or rising to investment grade status). In addition, crossover bonds include those that have been rated below investment grade since issuance, but may be close to achieving investment grade status (i.e., so-called “rising stars”), or those that at one time were considered to be investment grade and now are categorized as “junk” bonds due to a reduction in the issuer’s credit rating (i.e., so-called “fallen angels”). Depending on the current Fund composition and market conditions, IICO expects that a majority of the crossover bonds will be rated either BBB or BB by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.
Except as noted above, the Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by companies of any size, in a variety of sectors and industries. The Fund will primarily invest in debt securities issued by domestic companies, but also may invest up to 20% of its total assets in debt securities issued by foreign companies, including foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically will not invest more than 35% of its total assets in non-investment grade securities. The Fund typically holds a limited number of fixed-income security issuers (generally 40 to 70).
In selecting debt securities for the Fund, IICO looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify sectors that IICO believes have favorable risk/reward characteristics and targets those sectors for overweight positioning. From the sector level, IICO identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.
Fixed Income Funds	Prospectus 27

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities, including a review of the risk and reward potential for a specific issuer. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Financials Sector Risk.
Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Exposure Risk.
The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

28 Prospectus	Fixed Income Funds

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions
in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant
losses.
■
Holdings Risk.
The Fund typically holds a limited number of fixed-income security issuers (generally 40 to 70). As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the
Fund’s
net asset value (NAV) than it would if the Fund invested in a larger number of securities.

■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..

■
Management Risk.
Fund performance is primarily dependent on IICO's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
U.S. Government Securities Risk.
Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Fixed Income Funds	Prospectus 29

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 14.81% (the second quarter of 2020) and the lowest quarterly return was -7.61% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 4-3-2017)
Return Before Taxes	10.47%	6.74%
Return After Taxes on Distributions	6.90%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares	6.43%	4.33%
Class I (began on 4-3-2017)
Return Before Taxes	13.58%	7.74%
Class N (began on 4-3-2017)
Return Before Taxes	13.58%	7.74%
Class Y (began on 4-3-2017)
Return Before Taxes	13.30%	7.47%

Indexes	1 Year	Life of Class
Bloomberg Barclays U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-3-2017)	9.89%	6.94%
Morningstar Corporate Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-3-2017)	9.24%	6.55%
30 Prospectus	Fixed Income Funds

Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Fund since April 2018; and Benjamin J. Esty, Vice President of IICO, has managed the Fund since July 2018.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A Shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A Shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Fixed Income Funds	Prospectus 31

Ivy Government Securities Fund
Objective
To seek to provide current income consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
. The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	5.00% 1	1.00% 1	None	None
Maximum Account Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class N
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other Expenses	0.30%	1.13%	0.40%	0.27%	0.11%
Total Annual Fund Operating Expenses	1.05%	2.63%	1.90%	0.77%	0.61%
Fee Waiver and/or Expense Reimbursement 2,3	0.08%	0.61%	0.05%	0.05%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97% 4	2.02% 4	1.85% 4	0.72%	0.61%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for Class A shares at 0.97%, Class B shares at 2.02%, Class C shares at 1.85% and Class I shares at 0.72%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board).
3	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
4	The
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because it has been restated to reflect a change in the Fund's contractual class waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
32 Prospectus	Fixed Income Funds

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 346	$ 568	$ 807	$ 1,493
Class B Shares	605	1,060	1,441	2,530
Class C Shares	188	592	1,022	1,996
Class I Shares	74	241	423	949
Class N Shares	62	195	340	762
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 346	$ 568	$ 807	$ 1,493
Class B Shares	205	760	1,341	2,530
Class C Shares	188	592	1,022	1,996
Class I Shares	74	241	423	949
Class N Shares	62	195	340	762
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Ivy Government Securities Fund seeks to achieve its objective by investing exclusively in a diversified portfolio of U.S. government securities. U.S. government securities include: U.S. Treasury (Treasury) obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the Treasury, and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.
IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time. IICO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Fixed Income Funds	Prospectus 33

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Management Risk.
Fund performance is primarily dependent on IICO's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Mortgage-Backed and Asset-Backed Securities Risk.
Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See
U.S. Government Securities Risk
for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■
U.S. Government Securities Risk.
Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

34 Prospectus	Fixed Income Funds

Performance
The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Government Securities Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.
The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to October 16, 2017, and in the Fund beginning on October 16, 2017. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Predecessor Fund and the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Predecessor Fund and the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to January 31, 2012, the Predecessor Fund's investment objective was to seek as high a current income as is consistent with safety of principal. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seek to provide current income consistent with preservation of capital.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 5.35% (the third quarter of 2011) and the lowest quarterly return was -3.59% (the second quarter of 2013).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	2.42%	1.95%	1.69%
Return After Taxes on Distributions	1.94%	1.37%	0.99%
Return After Taxes on Distributions and Sale of Fund Shares	1.43%	1.23%	1.00%
Class B
Return Before Taxes	-0.06%	1.19%	1.04%
Fixed Income Funds	Prospectus 35

Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	4.10%	1.58%	1.08%
Class I
Return Before Taxes	5.28%	2.75%	2.25%
Class N (began on 10-16-2017)
Return Before Taxes	5.39%	N/A	3.57%

Indexes	1 Year	5 Years	10 Years
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	6.36%	3.49%	3.16%
Morningstar Intermediate Government Category Average (net of fees and expenses)	5.65%	2.88%	2.70%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO).
Portfolio Managers
Susan K. Regan, Senior Vice President of IICO, has managed the Fund since February 2018; and Mark G. Beischel, Senior Vice President of IICO, has managed the Fund since April 2018.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A, Class B and Class C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A, Class B and Class C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class N:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
36 Prospectus	Fixed Income Funds

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Fixed Income Funds	Prospectus 37

Ivy Pictet Emerging Markets Local Currency Debt Fund
Objective
To seek to provide total return through a combination of current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None	None
Maximum Account Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.50%	0.39%	0.54%	0.37%	0.51%
Acquired Fund Fees and Expenses 2	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses 3	1.51%	2.15%	1.30%	1.13%	1.52%
Fee Waiver and/or Expense Reimbursement 4,5	0.31%	0.31%	0.49%	0.32%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.84%	0.81%	0.81%	1.20%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2
Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

3	The
Total Annual Fund Operating Expenses
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because that ratio does not include the Acquired Fund Fees and Expenses.
4	Through J
anuary 31, 2022
, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for Class A shares at 1.23%, Class C shares at 2.00%, Class I shares and Class N shares at 0.80% and Class Y shares at 1.25%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
5	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
38 Prospectus	Fixed Income Funds

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$369	$686	$1,024	$ 1,981
Class C Shares	187	643	1,126	2,295
Class I Shares	83	364	666	1,525
Class N Shares	83	327	591	1,346
Class Y Shares	122	449	799	1,785
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$369	$686	$1,024	$ 1,981
Class C Shares	187	643	1,126	2,295
Class I Shares	83	364	666	1,525
Class N Shares	83	327	591	1,346
Class Y Shares	122	449	799	1,785
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies
Ivy Pictet Emerging Markets Local Currency Debt Fund is a non-diversified fund that seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in debt securities that are denominated in local currencies of emerging market countries, as well as derivative instruments that provide investment exposure to such debt securities. The Fund may, but is not required to, hedge its exposure to those non-U.S. currencies, which strategy, if utilized, may effectively reduce the Fund’s exposure to the local currencies of the emerging market countries in which the Fund invests.
For purposes of this Fund, emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Financial Corporation or one of the leading global investment banks. The Fund’s investment sub-advisers, Pictet Asset Management Limited (Pictet UK) and Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore, and collectively with Pictet UK, Pictet), have broad discretion to identify other countries that they consider to qualify as emerging market countries. The majority of these emerging market countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest up to 100% of its net assets in emerging market countries. The Fund also may invest up to 20% of its net assets in securities denominated in the U.S. Dollar.
The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
The debt securities in which the Fund primarily invests include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments, while quasi-sovereign debt securities are securities that are issued by their agencies, authorities or political subdivisions or instrumentalities. Pictet may use structured products such as credit-linked notes and bonds or other transferable securities whose returns may be related to the performance of a particular investment index. Credit-linked notes typically are structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide exposure to emerging markets debt securities. Pictet may focus the Fund’s investments in particular countries and/or currencies.
The Fund may invest in debt securities of any maturity, may invest in unlisted debt securities and may invest up to 100% of its total assets in non-investment grade debt securities, commonly called junk bonds, that include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Pictet to be of comparable quality. The emerging market debt securities in which the Fund invests may be rated or unrated. In addition, the countries in which
Fixed Income Funds	Prospectus 39

the Fund invests may have sovereign ratings that are below investment grade or are unrated. Debt securities in which the Fund may invest may have all types of interest rate payment and reset terms, including fixed-rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, over-the-counter (OTC) total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these derivative contracts.
Pictet uses a multi-staged, systematic investment process in selecting emerging market investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet believes can provide risk-adjusted outperformance. Part of Pictet’s top-down analysis includes assessing the global risk environment, taking into account a variety of factors, and examining country fundamentals to develop interest rate forecasts and currency forecasts by country. Interest rate factors Pictet will examine include a country’s monetary policy, inflation, growth, fiscal policy and politics. Currency factors examined include a country’s interest rate and growth differential, balance of payments and currency policy.
Following its top-down analysis, Pictet conducts a bottom-up analysis and selects investments for inclusion in the Fund’s portfolio based on Pictet’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, duration and yield curve positioning for the interest rate outlook, and an effort to achieve appropriate diversification. Pictet also considers an issuer’s capitalization, asset quality, management, earnings and liquidity.
Generally, in determining whether to sell a security, Pictet continues to analyze the factors considered for buying the security. Pictet may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■
Capital Repatriation Risk.
Capital
repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If Pictet is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Credit-Linked Notes Risk.
Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■
Derivatives Risk.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s net asset value (NAV). Derivatives can be highly complex, can

40 Prospectus	Fixed Income Funds

create investment leverage, may perform in unanticipated ways and may be highly volatile
, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Pictet as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Fund uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Fund’s opportunities to pursue its investment strategies.
■
Duration Risk.
Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

■
Emerging Market Risk.
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk.
The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent Pictet's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

■
Foreign Currency Risk.
Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.

■
Foreign Government Obligations and Securities of Supranational Entities Risk.
Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and

Fixed Income Funds	Prospectus 41

Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.
■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Interest Rate Swap Risk.
Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps also are subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money, potentially including amounts in excess of the Fund’s initial investment.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. The Financial Conduct Authority is phasing out, over a four-year period (2017-2021), the LIBOR with its replacement rate still to be determined. If an underlying referenced rate is the LIBOR and if the duration of the swap extends past 2021, documentation that memorializes the terms of the interest rate swap will need to include language that allows a transition from LIBOR to the replacement reference rate to avoid confusion in valuation of payment settlements. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty risk; the risk that, because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself; liquidity risk and interest rate risk; each of which may result in significant and unanticipated losses to the Fund.
■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times

42 Prospectus	Fixed Income Funds

when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..
■
Management Risk.
Fund performance is primarily dependent on Pictet's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Non-Diversification Risk
. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

■
Options Risk
An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

■
Regional Focus Risk.
Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund. See
Market Risk
.

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Swaps Risk.
A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
Fixed Income Funds	Prospectus 43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
 or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 11.57% (the fourth quarter of 2020) and the lowest quarterly return was -16.52% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class A (began on 4-30-2014)
Return Before Taxes	2.04%	3.43%	-0.42%
Return After Taxes on Distributions	2.00%	3.09%	-0.78%
Return After Taxes on Distributions and Sale of Fund Shares	1.21%	2.50%	-0.48%
Class C (began on 4-30-2014)
Return Before Taxes	3.98%	3.27%	-0.73%
Class I (began on 4-30-2014)
Return Before Taxes	4.99%	4.33%	0.29%
Class N (began on 1-30-2015)
Return Before Taxes	4.99%	4.33%	1.65%
Class Y (began on 4-30-2014)
Return Before Taxes	4.63%	3.99%	-0.02%

Indexes	1 Year	5 Years	Life of Class
JP Morgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-30-2014)	2.69%	6.72%	1.16%
Morningstar Emerging-Markets Local-Currency Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-30-2014)	3.43%	5.45%	1.05%
Investment Adviser and Investment Subadvisers
The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Pictet Asset Management Limited (Pictet UK). Pictet UK delegates to its affiliate, Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore, and collectively with Pictet UK, Pictet), portfolio management responsibilities for Fund assets allocated to Asian investments.
44 Prospectus	Fixed Income Funds

Portfolio Managers
The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Senior Investment Manager and head of Emerging Debt of Pictet UK; Guido Chamorro, Senior Investment Manager of Pictet UK; Carrie Liaw, Senior Investment Manager of Pictet Singapore; Alper Gocer, Senior Investment Manager of Pictet UK; Robert Simpson, Senior Investment Manager of Pictet UK; Ali Bora Yigitbasioglu, Senior Investment Manager of Pictet UK; and Adriana Cristea, Investment Manager of Pictet UK. Each of Ms. Barton and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; Mr. Gocer has managed the Fund since May 2018; Mr. Simpson has managed the Fund since May 2019; and each of Mr. Yigitbasioglu and Ms. Cristea has managed the Fund since July 2020.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Fixed Income Funds	Prospectus 45

Ivy Pictet Targeted Return Bond Fund
Objective
To seek to provide total return through a combination of current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None	None
Maximum Account Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.26%	0.21%	0.34%	0.17%	0.31%
Total Annual Fund Operating Expenses	1.41%	2.11%	1.24%	1.07%	1.46%
Fee Waiver and/or Expense Reimbursement 2,3	0.19%	0.19%	0.24%	0.20%	0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.22%	1.92%	1.00%	0.87%	1.22%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for Class A shares at 1.37%, Class C shares at 2.08%, Class I shares at 1.00%, Class N shares at 0.87% and Class Y shares at 1.25%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
3	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
46 Prospectus	Fixed Income Funds

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 371	$ 667	$ 984	$ 1,883
Class C Shares	195	643	1,117	2,248
Class I Shares	102	370	658	1,479
Class N Shares	89	320	571	1,288
Class Y Shares	124	438	775	1,726
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 371	$ 667	$ 984	$ 1,883
Class C Shares	195	643	1,117	2,248
Class I Shares	102	370	658	1,479
Class N Shares	89	320	571	1,288
Class Y Shares	124	438	775	1,726
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.
Principal Investment Strategies
Ivy Pictet Targeted Return Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds. For this purpose, the term “bonds” includes any debt security with an initial maturity greater than one year.
The Fund benchmarks itself against a benchmark of cash instruments (the Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index) rather than a bond market index. The Fund is designed to pursue a positive return that exceeds its benchmark by using a flexible approach to bond investing. The Fund seeks to achieve returns that are largely independent of broad movements in the bond market. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, U.S. government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).
The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by its investment subadviser, Pictet Asset Management SA (Pictet AM CH), and with its delegate Pictet Asset Management Limited (Pictet UK, and collectively with Pictet AM CH, Pictet AM).
The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. Depending on market conditions, Pictet AM may focus the Fund’s investments on issuers in a single country, a small number of countries, or a particular sector, currency or geographical region.
The Fund will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.
Fixed Income Funds	Prospectus 47

The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, over-the-counter (OTC) total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these derivative contracts.
It is anticipated that the average portfolio duration of the Fund’s portfolio may vary from negative eight (-8) years to positive eight (8) years. Duration is a measure, expressed as a number of years, of a security’s price sensitivity to changes in interest rates. Generally, when interest rates rise, the price of an instrument with positive duration would be expected to decrease. For example, if a bond has a duration of six years, its price will rise about 6% if its yield drops by 1%, and its price will fall by about 6% if its yield rises by that amount. The value of an instrument with a longer duration generally is more sensitive to changes in interest rates than a similar instrument with a shorter duration. However, the Fund may use derivative instruments to seek to manage interest rate risk (e.g., by taking short positions in futures contracts on U.S. Treasury securities). Such derivative positions generally would be expected to increase in value when interest rates rise, thereby offsetting losses from the Fund’s long positions in bonds. If the Fund’s short positions have a duration that exceeds those of its long positions, the Fund portfolio would have a “negative duration” — a situation in which the price of an instrument moves in the same direction as interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio.
Pictet AM uses a multi-staged, systematic investment process in selecting investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet AM believes can provide greater returns than the overall market, even after accounting for the risks inherent in those instruments. Pictet AM considers top-down factors such as the current interest rate environment, currency forecasts and current spreads. Following its top-down analysis, Pictet AM conducts a bottom-up analysis of the perceived value of an individual investment, including credit and currency opportunities, duration and yield curve positioning.
Generally, in determining whether to sell a security, Pictet continues to analyze the factors considered for buying the security. Pictet may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■
Capital Repatriation Risk.
Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If Pictet AM is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Convertible Security Risk.
The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

48 Prospectus	Fixed Income Funds

■
Derivatives Risk.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s net asset value (NAV). Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Pictet AM as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Fund uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Fund’s opportunities to pursue its investment strategies.

■
Duration Risk.
Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

■
Emerging Market Risk.
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk.
The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent Pictet AM's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

■
Foreign Currency Risk.
Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.

■
Foreign Government Obligations and Securities of Supranational Entities Risk.
Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its

Fixed Income Funds	Prospectus 49

government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.
■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■
Futures Contracts Risk.
A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. Futures prices can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Interest Rate Swap Risk.
Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps also are subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money, potentially including amounts in excess of the Fund’s initial investment.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. The Financial Conduct Authority is phasing out, over a four-year period (2017-2021), the LIBOR with its replacement rate still to be determined. If an underlying referenced rate is the LIBOR and if the duration of the swap extends past 2021, documentation that memorializes the terms of the interest rate swap will need to include language that allows a transition from LIBOR to the replacement reference rate to avoid confusion in valuation of payment settlements. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty risk; the risk that, because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself; liquidity risk and interest rate risk; each of which may result in significant and unanticipated losses to the Fund.
■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are

50 Prospectus	Fixed Income Funds

subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..

■
Management Risk.
Fund performance is primarily dependent on Pictet AM's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Mortgage-Backed and Asset-Backed Securities Risk.
Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See
U.S. Government Securities Risk
for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
■
Non-Diversification Risk
. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

■
Options Risk
An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

■
Portfolio Turnover Risk.
Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

■
Regional Focus Risk.
Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical

Fixed Income Funds	Prospectus 51

region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
Swaps Risk.
A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

■
Targeted Return Strategy Risk.
There can be no assurance that the Fund’s returns over time or during any period will be positive or will exceed the Fund’s benchmark. An investor may lose money by investing in the Fund. Given the Fund’s strategy, the Fund may not always perform in line with the performance of the bond markets. The Fund employs investment management techniques that differ from those often used by traditional bond funds, and expects to use derivatives in pursuing its investment objective. Although Pictet AM will apply investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective.

■
U.S. Government Securities Risk.
Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
52 Prospectus	Fixed Income Funds

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 3.37% (the second quarter of 2020) and the lowest quarterly return was -3.07% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 1-4-2016)
Return Before Taxes	0.75%	2.30%
Return After Taxes on Distributions	0.25%	1.40%
Return After Taxes on Distributions and Sale of Fund Shares	0.44%	1.37%
Class C (began on 1-4-2016)
Return Before Taxes	2.63%	2.12%
Class I (began on 1-4-2016)
Return Before Taxes	3.56%	3.05%
Class N (began on 1-4-2016)
Return Before Taxes	3.68%	3.19%
Class Y (began on 1-4-2016)
Return Before Taxes	3.35%	2.84%

Indexes	1 Year	Life of Class
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 1-4-2016)	0.54%	1.13%
Morningstar Nontraditional Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 1-4-2016)	3.44%	3.86%
Investment Adviser and Investment Subadvisers
The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Pictet Asset Management SA (Pictet AM CH). IICO oversees the Fund’s investments and its business operations. Pictet AM CH chooses the Fund’s investments (other than the investment of cash on hand) and provides related advisory services. Pictet AM CH delegates to its affiliate, Pictet Asset Management Limited (Pictet UK, and collectively with Pictet AM CH, Pictet AM), certain portfolio management, trading and other responsibilities for the Fund.
Portfolio Managers
Pictet AM’s Investment Team is primarily responsible for the day-to-day management of the Fund. Pictet AM’s Investment Team consists of Andres Sanchez Balcazar of Pictet AM CH, Lead Portfolio Manager and Head of Global & Regional Bonds Team; David Bopp of Pictet AM CH, Investment Manager, Global & Regional Bonds Team; Ella Hoxha of Pictet AM CH, Senior Investment Manager, Global & Regional Bonds Team; Ossi Valtanen, Senior Investment Manager, Global and Regional Bonds Team; and Filip Vojnic-Zelic, Investment Manager, Global and Regional Bonds Team. Messrs. Balcazar and Bopp have managed the Fund since its inception in January 2016, Ms. Hoxha has managed the Fund since March 2019, and Messrs. Valtanen and Vojnic-Zelic have managed the fund since December 2020.
Fixed Income Funds	Prospectus 53

Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
54 Prospectus	Fixed Income Funds

Ivy PineBridge High Yield Fund
Objective
To seek to provide total return through a combination of high current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	None	None
Maximum Account Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class I	Class N
Management Fees	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.28%	0.38%	0.20%
Total Annual Fund Operating Expenses	1.16%	1.01%	0.83%
Fee Waiver and/or Expense Reimbursement 2,3	0.17%	0.29%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.72%	0.72%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase.
2
Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 0.99% and Class I shares and Class N shares at 0.72%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

3	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$348	$593	$ 856	$1,609
Class I Shares	74	293	530	1,210
Class N Shares	74	254	450	1,015
Fixed Income Funds	Prospectus 55

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$348	$593	$ 856	$1,609
Class I Shares	74	293	530	1,210
Class N Shares	74	254	450	1,015
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
Ivy PineBridge High Yield Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of PineBridge Investments LLC (PineBridge), the Fund’s subadviser, consistent with the Fund’s investment objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by PineBridge to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade debt securities; however, the Fund’s allocation to high yield securities rated CCC or lower by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality), is capped so that the Fund’s exposure to such securities will never be greater than 1.2 times the CCC or lower exposure of the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index.
The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations.
The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In selecting securities for the Fund, PineBridge combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) investment philosophy, with a strong focus on a security’s relative value. From a top-down perspective, PineBridge considers both industry specific trends and other macroeconomic events that are impacting issuers. PineBridge also employs a proprietary bottom-up credit analysis that independently rates credit risk, fundamental trends and market value. As part of this process, PineBridge assigns a risk rating to each issuer based upon PineBridge’s evaluation of the issuer’s credit risk. Those risk ratings are designed to assess an issuer’s potential risk of default in a similar approach to a ratings agency methodology.
PineBridge continuously monitors the risks associated with each such issuer, including establishing a “credit impairment catalyst” (CIC) trigger for each. These triggers are quantifiable, company-or sector-specific metrics, which, if met, require a re-evaluation of PineBridge’s original investment thesis on that issuer. Overall, investments with favorable valuation ratings relative to their credit risk are included in the Fund’s portfolio.
Generally, in determining whether to sell a security, PineBridge utilizes the same factors it considers for buying a security, with a particular emphasis on an issuer’s CIC triggers in addition to its relative valuation. PineBridge also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
56 Prospectus	Fixed Income Funds

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Exposure Risk.
The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

Fixed Income Funds	Prospectus 57

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..

■
Management Risk.
Fund performance is primarily dependent on PineBridge's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 9.39% (the second quarter of 2020) and the lowest quarterly return was -11.60% (the first quarter of 2020).
58 Prospectus	Fixed Income Funds

Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 5-18-2017)
Return Before Taxes	4.63%	4.87%
Return After Taxes on Distributions	2.51%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	2.75%
Class I (began on 5-18-2017)
Return Before Taxes	7.65%	5.89%
Class N (began on 5-18-2017)
Return Before Taxes	7.66%	5.87%

Indexes	1 Year	Life of Class
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 5-18-2017)	7.11%	6.06%
Morningstar High-Yield Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 5-18-2017)	4.91%	4.75%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by PineBridge Investments LLC (PineBridge).
Portfolio Managers
John Yovanovic, CFA, Managing Director and Head of High Yield Portfolio Management for PineBridge, Jeremy Burton, CFA, Managing Director, Portfolio Manager for PineBridge, and Dan Purser, CFA, Managing Director, Credit Analyst for PineBridge, have managed the Fund since its inception in May 2017.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class N:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Fixed Income Funds	Prospectus 59

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
60 Prospectus	Fixed Income Funds

Ivy International Small Cap Fund
Objective
To seek to provide capital growth and appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $300,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page
130
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None	None
Maximum Account Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.32%	0.33%	0.38%	0.20%	0.34%
Total Annual Fund Operating Expenses	1.57%	2.33%	1.38%	1.20%	1.59%
Fee Waiver and/or Expense Reimbursement 2,3	0.20%	0.20%	0.39%	0.21%	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%	2.13%	0.99%	0.99%	1.37%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 1.44% and Class I shares and Class N shares at 0.99%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
3	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Global/International Fund	Prospectus 61

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$485	$809	$ 1,157	$2,136
Class C Shares	216	708	1,227	2,461
Class I Shares	101	399	718	1,624
Class N Shares	101	360	639	1,436
Class Y Shares	139	480	845	1,871
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$485	$809	$ 1,157	$2,136
Class C Shares	216	708	1,227	2,461
Class I Shares	101	399	718	1,624
Class N Shares	101	360	639	1,436
Class Y Shares	139	480	845	1,871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
Ivy International Small Cap Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies located throughout the world. For purposes of this Fund, small-capitalization companies are companies with market capitalizations within the range of companies in the MSCI EAFE Small Cap Index. As of September 30, 2020, this range of market capitalizations was between approximately $57.9 million and $7.87 billion.
The Fund seeks to be diversified geographically and by industry and, under normal circumstances, will invest primarily in companies located in developed markets outside the United States and Canada, although the Fund also may invest in companies located in emerging markets. The Fund also may invest in depositary receipts (e.g., American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) of foreign issuers. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar.
The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. The Fund may focus a portion of its investments in a particular sector or sectors of the economy. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In selecting common stocks for the Fund, the Fund’s investment sub-advisers, Mackenzie Investments Europe Limited (Mackenzie Europe) and Mackenzie Investments Asia Limited (Mackenzie Asia, and collectively with Mackenzie Europe, Mackenzie), seek to invest in companies that possess what Mackenzie believes are innovative and cost-effective products and services, and which Mackenzie believes are well-positioned for substantial future growth. Mackenzie favors companies that it believes are attractively valued, that possess a sustainable competitive advantage (i.e., market share, global scale, or low costs) and that are equipped with a strong and experienced management and ownership team.
In its stock selection, Mackenzie follows a three-stage process that includes idea generation, fundamental analysis and portfolio construction. Mackenzie begins the stock selection process by utilizing initial filters (i.e., market cap) to narrow the investment universe, followed by a specific set of criteria to filter and rank the universe by sector. Part of this idea generation stage includes considering internal and external research ideas, meeting with company management and developing investment themes (top down view). The fundamental analysis stage consists of identifying stock and sector themes through proprietary and third party analyst discussion and research, financial statement analysis, valuation modeling and further meetings with company management. Finally, the portfolio construction stage utilizes a well-defined set of portfolio parameters, while seeking to balance the investment thesis of each security in relation to other securities within the portfolio.
62 Prospectus	Global/International Fund

Generally, in determining whether to sell a security, Mackenzie uses the same type of analysis that it uses in buying securities. Mackenzie may sell a security if it significantly exceeds its price and valuation targets, if Mackenzie has a high conviction that the security’s earnings will be substantially below expectations, if Mackenzie’s buy thesis is no longer valid due to company specific changes, or if there is a significant change within the business or the macro landscape that impacts its investment thesis. Mackenzie also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Depositary Receipts Risk.
Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.

■
Emerging Market Risk.
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■
Foreign Currency Risk.
Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.

■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■
Growth Stock Risk.
Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

■
Japan Investment Risk.
The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since 2000, Japan’s economic growth rate generally has remained low relative to other advanced economies, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could affect the Fund negatively. Japan’s relations with its neighbors have at times been strained, and strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

Global/International Fund	Prospectus 63

■
Management Risk.
Fund performance is primarily dependent on Mackenzie's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Market Risk.
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Sector Risk.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■
Small Company Risk.
Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

■
Value Stock Risk.
Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Mackenzie, undervalued. The value of a security believed by Mackenzie to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s updated performance.
64 Prospectus	Global/International Fund

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the
highest quarterly return
was
20.24
% (the second quarter of 2020) and the lowest quarterly return was
-26.11
% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 1-10-2017)
Return Before Taxes	10.26%	9.06%
Return After Taxes on Distributions	10.18%	8.74%
Return After Taxes on Distributions and Sale of Fund Shares	6.13%	6.99%
Class C (began on 1-10-2017 )
Return Before Taxes	13.40%	9.21%
Class I (began on 1-10-2017 )
Return Before Taxes	14.74%	10.43%
Class N (began on 1-10-2017 )
Return Before Taxes	14.66%	10.42%
Class Y (began on 1-10-2017)
Return Before Taxes	14.29%	10.02%

Indexes	1 Year	Life of Class
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 1-10-2017)	12.34%	10.85%
Morningstar Foreign Small/Mid Growth Category Average (net of fees and expenses) (Life of Class index comparison begins on 1-10-2017)	28.40%	15.34%
Investment Advisers
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Mackenzie Investments Europe Limited (Mackenzie Europe). Mackenzie Europe delegates to its affiliate, Mackenzie Investments Asia Limited (Mackenzie Asia, and collectively with Mackenzie Europe, Mackenzie), certain portfolio management, trading and other responsibilities for the Fund.
Portfolio Managers
Each of Martin Fahey, CFA, Lead Portfolio Manager for Mackenzie Europe, and Bryan Mattei, CFA, Associate Portfolio Manager for Mackenzie Asia, have managed the Fund since its inception in January 2017. Kalle Huhdanmäki, Associate Portfolio Manager for Mackenzie Europe, has managed the Fund since December 2019.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722,
Global/International Fund	Prospectus 65

Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
66 Prospectus	Global/International Fund

Ivy Apollo Multi-Asset Income Fund
Objectives
To seek to provide a high level of current income. Capital appreciation is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $300,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the
Sales Charge Reductions
section on page 136 of the Fund’s prospectus, in the
Purchase, Redemption and Pricing of Shares
section on page 1
30
of the Fund’s Statement of Additional Information (SAI) and in
Appendix B – Intermediary Sales Charge Discounts and Waivers
.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	1.00% 1	None	None	None
Maximum Account Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.32%	0.33%	0.29%	0.14%	0.27%
Acquired Fund Fees and Expenses 2	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses 3	1.28%	2.04%	1.00%	0.85%	1.23%
Fee Waiver and/or Expense Reimbursement 4,5	0.07%	0.07%	0.24%	0.09%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.97%	0.76%	0.76%	1.16%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2
Acquired Fund Fees and Expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund's assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

3	The
Total Annual Fund Operating Expenses
ratio shown above does not correlate to the expense ratio shown in the
Financial Highlights
table because that ratio does not include the Acquired Fund Fees and Expenses.
4	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for Class A shares at 1.28%, Class C shares at 2.16% and Class I and Class N shares at 0.75%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
5	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Specialty/Allocation Fund	Prospectus 67

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 469	$ 735	$ 1,021	$ 1,835
Class C Shares	200	633	1,092	2,168
Class I Shares	78	295	529	1,203
Class N Shares	78	262	463	1,041
Class Y Shares	118	383	669	1,482
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 469	$ 735	$ 1,021	$ 1,835
Class C Shares	200	633	1,092	2,168
Class I Shares	78	295	529	1,203
Class N Shares	78	262	463	1,041
Class Y Shares	118	383	669	1,482
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
Ivy Apollo Multi-Asset Income Fund seeks to achieve its objectives by allocating its assets among four different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a high-income strategy, a global equity income strategy and a global real estate strategy. IICO, along with subadvisers Apollo Credit Management, LLC (Apollo), a subsidiary of Apollo Global Management, Inc. (together with its consolidated subsidiaries, including Apollo, Apollo Global) and LaSalle Investment Management Securities, LLC (LaSalle) (collectively, IICO, Apollo and LaSalle are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following target allocations:

■	Total Return Strategy (Apollo): 20%
■	High Income Strategy (IICO): 30%
■	Global Equity Income Strategy (IICO): 40%
■	Global Real Estate Strategy (LaSalle): 10%
The Investment Managers will act independently from each other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.
IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return each strategy to its stated percentage allocation. However, market movements may cause the Fund’s allocation to a given sleeve to differ from its stated percentage allocation between rebalances.
Information about each strategy is set forth below.
Total Return Strategy Sleeve:
Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment-grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile.
68 Prospectus	Specialty/Allocation Fund

Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.
High Income Strategy Sleeve:
IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives. IICO invests the assets allocated to this sleeve primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. IICO may invest an unlimited amount of the assets allocated to this sleeve in junk bonds, as described above. IICO may invest assets allocated to the high income strategy in fixed-income securities of any maturity.
IICO may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
IICO also may invest the sleeve’s assets in restricted securities.
Although IICO considers credit ratings in selecting investments for the sleeve, IICO bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.
IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien (senior) loans.
Global Equity Income Strategy Sleeve:
IICO invests the assets allocated to the global equity income strategy primarily in equity securities that are issued by companies of any size located largely in developed markets around the world, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. IICO focuses on companies that it believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term. The sleeve typically holds a limited number of stocks (generally 40 to 60).
Under normal circumstances, the sleeve invests in equity securities that consist primarily of dividend-paying common stocks across the globe. Although this sleeve invests primarily in large capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size.
Under normal circumstances, IICO invests at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. The sleeve may invest in U.S. and non-U.S. issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities.
Specialty/Allocation Fund	Prospectus 69

In selecting securities for the sleeve, IICO uses a company-specific stock selection process. IICO seeks to identify higher-quality companies that it believes are reasonably-valued, have a strong likelihood of maintaining and/or growing their dividend, and have a relatively stable to improving fundamental outlook, relative to market expectations. IICO considers an analysis of sectors/industries and geographical areas (when relevant) when determining the attractiveness of names and weightings of sectors, and to a lesser degree, countries. IICO also considers several other factors, including a company’s history of fundamentals; ability to sustain its business model; growth potential; management proficiency; and competitive environment. Part of IICO’s process includes an initial screening of the investable universe based on key financial, valuation and technical criteria.
Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various additional foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
Global Real Estate Strategy Sleeve:
LaSalle invests the assets allocated to the global real estate strategy in securities of companies in the real estate or real estate-related industries. LaSalle intends to invest this sleeve primarily in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:
■	companies qualifying for U.S. Federal income tax purposes as real estate investment trusts (REITS);
■	entities similar to REITs formed under the laws of a country other than the U.S.;
■	companies located in any country that, at the time of initial purchase by the sleeve, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or
■	companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.
The equity and equity-related securities in which this sleeve invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The sleeve does not directly invest in real estate. LaSalle may invest the sleeve’s assets in Global Real Estate Companies located in any country, including any emerging market country. As a result, this sleeve may make substantial investments in non-U.S. dollar denominated securities and may invest up to 100% of its total assets in foreign securities.
Under normal circumstances, LaSalle will invest at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. The sleeve may invest in securities of any size, but typically will have more exposure to securities issued by large- and mid-capitalization companies.
Most of the real estate securities in this sleeve will be securities issued by REITs and other real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or a trust or association that otherwise would be taxable as a domestic corporation) that invests in real estate, mortgages on real estate or shares issued by other REITs, and qualifies for pass-through Federal income tax treatment provided it meets certain conditions, including the requirement that it distribute at least 90% of its taxable income. Global Real Estate Companies, including REITs, tend to be medium-sized companies in relation to the equity markets as a whole. REITs (and certain non-U.S. entities taxed similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and certain non-U.S. entities taxed similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. LaSalle intends to use dividends and capital gains distributions of REITs and other Global Real Estate Companies to achieve current income. A REOC is a corporation or partnership (or an entity classified as such for Federal tax purposes) that is similar to a REIT, except that a REOC has not qualified to be taxed as a REIT and, therefore, does not have a requirement to distribute any of its taxable income. REOCs also are more flexible than REITs in terms of the types of real estate investments they can make.
Many of the Global Real Estate Companies in which the sleeve may invest have diverse operations, with products or services in markets other than their home market. Therefore, this sleeve may have indirect exposure to various additional foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
70 Prospectus	Specialty/Allocation Fund

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■
Asset Allocation Risk.
Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which could result in the Fund performing poorly.

■
Collateralized Loan Obligations Risk.
A collateralized loan obligation (CLO) is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Concentration Risk.
Because the global real estate strategy invests a significant portion of its assets in the real estate industry, this sleeve’s performance may be more susceptible to a single economic, regulatory or technological occurrence. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, this sleeve’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of global real estate securities.

■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■
Distressed Securities Risk.
The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

■
Dividend-Paying Stock Risk.
Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

■
Duration Risk.
Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

■
Emerging Market Risk.
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■
Equity-Linked Securities Risk.
An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

■
Extension Risk.
A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Specialty/Allocation Fund	Prospectus 71

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Foreign Currency Risk.
Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.

■
Foreign Exposure Risk.
The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■
Foreign Securities Risk.
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■
Investments in Loans Secured by Real Estate Risk.
The Fund may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

■
Investments in Structured Products Risk.
The Fund may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit

72 Prospectus	Specialty/Allocation Fund

enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.
■
Large Company Risk.
Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

■
Liquidity Risk.
Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.

■
Loan Origination Risk.
The Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers.

■
Loan Risk.
In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Fund’s ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy and other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
■
Loans to Private and Middle Market Companies Risk.
Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

■	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;
■	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
■	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and
Specialty/Allocation Fund	Prospectus 73

■	these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.
■
Low-Rated Securities Risk.
In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..

■
Management Risk.
Fund performance is primarily dependent on the Investment Manager's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Market Risk.
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■
Mid-Size Company Risk.
Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

■
Mortgage-Backed and Asset-Backed Securities Risk.
Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See
U.S. Government Securities Risk
for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
■
Multi-Manager Risk.
While IICO monitors the investments of each subadviser and monitors the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and each subadviser make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by a subadviser or IICO in an investment sleeve will not always complement those used by the others, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

■
Real Estate Industry Risk.
Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of

74 Prospectus	Specialty/Allocation Fund

environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund's investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.
■
Reinvestment Risk.
A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■
REIT-Related Risk.
The value of the Fund’s securities of a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of the REIT’s federal tax status or changes in laws and/or rules related to that status, or the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940, as amended (1940 Act). In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

■
REOC-Related Risk.
REOCs are not required to pay any specific level of income as dividends, and there is no minimum restriction on the number of owners or limits on ownership concentration. The value of the Fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the favorable federal tax treatment that is accorded a REIT. In addition, the Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

■
Restricted Securities Risk.
Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.

■
Senior Loan Risk.
The Fund may invest in senior (or first-lien) loans, including either fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, which hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

■
Small Company Risk.
Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund).
The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.
Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities.
After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Specialty/Allocation Fund	Prospectus 75

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call
888.923.3355
for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the
highest quarterly return
was
12.24
% (the
second quarter of 2020
) and the
lowest quarterly return
was
-19.88
% (the
first quarter of 2020
).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class A (began on 10-1-2015)
Return Before Taxes	0.21%	5.48%	5.27%
Return After Taxes on Distributions	1.39%	3.75%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares	0.14%	3.62%	3.47%
Class C (began on 10-1-2015)
Return Before Taxes	3.05%	5.45%	5.20%
Class I (began on 10-1-2015)
Return Before Taxes	4.35%	6.60%	6.36%
Class N (began on 10-1-2015)
Return Before Taxes	4.34%	6.70%	6.45%
Class Y (began on 10-1-2015)
Return Before Taxes	3.93%	6.28%	6.03%

Indexes	1 Year	5 Years	Life of Class
50% FTSE All-World High Dividend Yield Index + 50% ICE BofA U . S . High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015 )	3.18%	7.86%	7.67%
FTSE All-World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015 )	-0.32%	7.04%	7.50%
ICE BofA U.S. High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-1-2015 )	6.17%	8.43%	7.61%
Morningstar World Allocation Category Average (net of fees and expenses) (Life of Class index comparison begins on 10-1-2015 )	6.18%	7.01%	6.90%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO). The total return strategy is subadvised by Apollo Credit Management, LLC (Apollo) and the global real estate strategy is subadvised by LaSalle Investment Management Securities, LLC (LaSalle) .
76 Prospectus	Specialty/Allocation Fund

Portfolio Managers
Each of the following (except as noted) has managed all or a portion of the Fund since its inception in October 2015:
■	Daniel P. Hanson 1 , Senior Vice President and Chief Investment Officer of IICO

■	Mark G. Beischel, Senior Vice President of IICO

■	Chad A. Gunther, Senior Vice President of IICO

■	Robert E. Nightingale, Senior Vice President of IICO

■	Christopher J. Parker 2 , Senior Vice President of IICO

■	James Zelter, Co-President of Apollo

■	Joseph Moroney 3 , CFA, Senior Portfolio Manager of Apollo

■	Matthew Sgrizzi, CFA, Portfolio Manager of LaSalle

■	Lisa L. Kaufman 4 , Portfolio Manager of LaSalle

■	Ben Lentz, CFA 5 , Portfolio Manager of LaSalle

■	Paul Meierdierck, CFA 5 , Portfolio Manager of LaSalle

1	Mr. Hanson assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective December 2019.

2	Mr. Parker assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective April 2018.

3	Mr. Moroney assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective April 2018.

4	Ms. Kaufman assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective September 2016.

5	Messrs. Lentz and Meierdierck assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective December 2019.

Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A and Class C shares) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (Class A and Class C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Specialty/Allocation Fund	Prospectus 77

Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
78 Prospectus	Specialty/Allocation Fund

Ivy Cash Management Fund
Objective
To seek to provide current income consistent with maintaining liquidity and preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% 1	5.00% 1	1.00% 1
Maximum Account Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C
Management Fees	0.34%	0.34%	0.34%
Distribution and Service (12b-1) Fees	0.00%	1.00%	1.00%
Other Expenses	0.29%	0.14%	0.19%
Total Annual Fund Operating Expenses	0.63%	1.48%	1.53%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares if they were exchanged from Class A shares of another Ivy Fund that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 64	$202	$ 351	$ 786
Class B Shares	551	768	908	1,538
Class C Shares	156	483	834	1,580
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 64	$202	$ 351	$ 786
Class B Shares	151	468	808	1,538
Class C Shares	156	483	834	1,580
Principal Investment Strategies
Ivy Cash Management Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. The Fund seeks, as well, to maintain a NAV of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.
Money Market Fund	Prospectus 79

Ivy Investment Management Company (IICO), the Fund’s investment manager, may look at a number of factors in selecting securities for the Fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity, maturity and yield, as well as the industry and/or sector of the issuer of the security. IICO also must select securities for the Fund in compliance with the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7) that apply to money market funds.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Investment Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund is not intended as a complete investment program.
The Fund operates as a retail money market fund and only accounts beneficially owned by natural persons may be invested in the Fund. The Fund has adopted policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons.

Further, the Fund’s policies and procedures impose liquidity fees on redemptions or temporarily suspend redemptions (“gating”) if the Fund’s weekly liquid assets fall below a certain threshold and the Board of Trustees (Board) determines such actions to be in the best interest of the Fund. Among other requirements, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days.

The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■
Amortized Cost Risk.
In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■
Credit Risk.
An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

■
Fixed-Income Market Risk.
The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

80 Prospectus	Money Market Fund

■
Income Risk.
The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

■
Interest Rate Risk.
A rise in interest rates may cause a decline in the value of the Fund's securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. During periods of low short-term interest rates, the Fund may not be able to maintain a positive yield or may not be able to pay Fund expenses out of current income without impairing the Fund's ability to maintain a stable NAV. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally. Changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

■
Management Risk.
Fund performance is primarily dependent on IICO's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■
Money Market Fund Regulatory Risk.
As a money market fund, the Fund is subject to the specific rules governing money market funds and is subject to regulation by the SEC. These rules govern the manner in which the Fund is structured and operated and could significantly affect the money market fund industry generally and, therefore, may impact Fund expenses, operations, returns and liquidity.

■
Redemption Risk.
The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

■	Reinvestment Risk. A decline in interest rates may cause the Fund reinvesting maturities of higher yielding securities into lower yielding securities, which may cause a decline in its income.
■
U.S. Government Securities Risk.
Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance
The returns presented below for the Fund reflect the performance of Waddell & Reed Advisors Cash Management (the “Cash Management Predecessor Fund” or the “Predecessor Fund”) through February 26, 2018, and the performance of the Fund thereafter. The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.
The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to February 26, 2018, and in the Fund beginning on February 26, 2018. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Predecessor Fund and the Fund and also compares the returns with those of a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund).
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Prior to January 31, 2012, the Predecessor Fund’s investment objective was to provide maximum current income consistent with stability of principal. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seeking to provide current income consistent with maintaining liquidity and preservation of capital.
The Fund’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit
www.ivyinvestments.com
or call 888.923.3355 for the Fund’s most recent 7-day yield.
Money Market Fund	Prospectus 81

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 0.49% (the first quarter of 2019) and the lowest quarterly return was 0.00% (the first, second, third and fourth quarters of 2011, 2012, 2013, 2014 and 2015
; and
 the
first, second and third quarters of 2016
).

As of December 31, 2020, the 7-day yield was equal to 0.02%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	10 Years
Class A	0.36%	0.79%	0.41%
Class B	-3.91%	0.12%	0.27%
Class C	0.06%	0.27%	0.14%

Index	1 Year	5 Years	10 Years
Morningstar Prime Money Market Category Average (net of fees and expenses)	0.37%	0.91%	0.47%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO).
Portfolio Manager
Mira Stevovich, Vice President of IICO, has managed the Fund since January 2018, and was the manager of the Predecessor Fund since May 1998.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (all share classes) or via the internet if you have completed an Express Transaction Authorization Form (
www.ivyinvestments.com
) (all share classes). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Ivy Distributors, Inc. (IDI), the Fund’s distributor, may reduce or waive the minimums in some cases:
For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
82 Prospectus	Money Market Fund

Only accounts beneficially owned by natural persons may be invested in the Fund.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Money Market Fund	Prospectus 83

Additional Information about Principal Investment Strategies, Other Investments and Risks
Ivy Apollo Strategic Income Fund:
The Fund seeks to achieve its objectives by allocating its assets among three different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a global bond strategy and a high income strategy. IICO and Apollo Credit Management, LLC, the Fund’s subadviser (Apollo) (collectively, IICO and Apollo are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following general allocation:
■	Total Return Strategy (Apollo): 20% Target Allocation
■	Global Bond Strategy (IICO): 10% — 70% Flexible Allocation
■	High Income Strategy (IICO): 10% — 70% Flexible Allocation

The Investment Managers will act independently from the other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.
IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return the total return strategy to its target 20% allocation. However, market movements may cause the Fund’s allocation to that sleeve to differ from the 20% allocation between rebalances. For each of the global bond strategy and the high income strategy, the allocation ranges noted above are target projections only and IICO or market movements (or a combination of both) from time to time may cause the Fund’s allocation to one or both of those sleeves to exceed those ranges; likewise, IICO may change the ranges from time to time based on current or anticipated market conditions and/or IICO’s views on the broader market and its economic outlook.
Additional information about each strategy is set forth below.
Total Return Strategy Sleeve
:
Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment-grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile. Apollo also may invest in mezzanine debt, insurance-related investments, municipal credit and student loans.
Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. As the credit markets evolve, Apollo expects to evaluate new credit asset classes for possible inclusion in this sleeve. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality. Apollo may invest in securities that normally are purchased or resold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities).
Apollo’s investment process begins with a monthly meeting chaired by the chief investment officer of Apollo Global’s credit asset management business and attended by the investment professionals responsible for each asset class represented in this sleeve. After reviewing the performance of the asset classes, this group reviews a suggested quantitative model allocation that seeks to take into account the relative returns and risk available in each asset class and the potential yield relative to duration and credit risk constraints. This group next discusses the opportunities available in each asset class and how they might adjust their percentage of the sleeve based on the relative attractiveness of their asset class. This discussion includes a review of the current environment in the credit markets with a focus on factors such as the global macro environment, expected changes in central bank activity, recent issuance levels, demand trends for credit in the institutional and retail markets globally, changes in pricing for major sectors, and areas of fundamental credit improvement or deterioration in the market. Additional factors considered include regulatory changes, market catalysts, expected refinancings and maturities, impact of ratings agencies, changes to terms and structures of various
84        Prospectus

credit products in the marketplace, liquidity conditions, downside protection, review of historical market cycles, idiosyncratic issues in the sleeve or the marketplace, and the role and capacity of important market participants. This model and discussion are used by Apollo to develop a final asset class allocation for the coming month and specific credit instruments are then selected for inclusion in the sleeve.
Generally, in determining whether to sell a security, Apollo continues to analyze the factors considered for buying the security. Apollo may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
When Apollo believes that a temporary defensive position is desirable, the sleeve may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the sleeve may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Apollo believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.
Global Bond Strategy Sleeve
:
IICO invests the assets allocated to the global bond strategy in a diversified portfolio of bonds of foreign and U.S. issuers. The sleeve may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or U.S. governments.
Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. The sleeve also may invest in securities of issuers determined by IICO to be in developing or emerging market countries. The sleeve may invest up to 100% of its total assets in foreign securities and non-U.S. dollar-denominated securities. The sleeve has the flexibility to invest in a variety of securities, sectors, countries and currencies.
Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
IICO may look at a number of factors in selecting securities for the sleeve, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, capital structure, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile, market share and industry of the issuer; and analysis of the issuer’s profit history through various economic cycles.
Bonds and other debt securities may be of any maturity (except that, for this purpose, a “bond” is any debt security with an initial maturity greater than one year.) The sleeve may invest in both investment and non-investment-grade securities. The sleeve may invest up to 35% of its total assets in non-investment-grade bonds, primarily of foreign issuers, or unrated securities determined by IICO to be of comparable quality. Non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, are considered to be more susceptible to the risk of non-payment or default, and may be more volatile than higher-rated debt securities.
The sleeve primarily owns debt securities; however, the sleeve also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The sleeve may invest in restricted securities, including Rule 144A Securities. The sleeve may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act. The sleeve also may invest in ETFs as a means of gaining exposure to desired sectors, asset classes or securities. The sleeve also may invest in ETFs to gain exposure to precious metals and other commodities without purchasing them directly, although the sleeve also may invest separately in physical commodities.
Generally, in determining whether to sell a debt security, IICO continues to analyze the factors considered for buying the security. IICO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. IICO may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which
Prospectus        85

IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.
High Income Strategy Sleeve
:
IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives.
In general, the high level of income that IICO seeks for the sleeve is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The sleeve may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.
The sleeve’s holdings tend to be allocated across three major categories: core holdings (credits that IICO believes possess stable-to-improving fundamentals with lower volatility and higher credit quality characteristics); spread tightening holdings (credits where IICO has an out-of-consensus view of a company and its ability to improve its business, financials, leverage or overall market position); and opportunistic/event-driven holdings (credits that are being driven by market dislocations, such as technical selling due to outflows, rumors around an industry or company or management changes, that create unique investment opportunities). Allocations to each category will vary over time based upon market conditions.
IICO seeks companies with resilient business models and strong competitive positioning which it believes will show profit improvement and financial deleveraging. IICO believes that analysis of a company’s free cash flow generation over time is critical in determining its financial health. The sleeve may own fixed-income securities of varying maturities.
IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.
This sleeve also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. This sleeve may invest in restricted securities, including Rule 144 Securities. This sleeve may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.
This sleeve also may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
86        Prospectus

Generally, in determining whether to sell a security, IICO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, and/or a change in management’s consideration of its creditors. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the sleeve’s holding in that security or to raise cash.
When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the sleeve, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the sleeve’s debt holdings or emphasize investment-grade debt securities. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.
Securities Lending
:
Each sleeve of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Derivatives Usage
:
Each sleeve of the Fund may use a variety of derivative instruments for various purposes. Each sleeve may, at any given time, use forward foreign currency contracts, options, futures contracts, options on futures contracts and swaps (including credit default swaps, total return swaps and interest rate swaps). Each sleeve may use derivatives in an attempt to enhance return, to hedge broad or specific equity or fixed-income market movements, to gain or increase exposure to securities, sectors or geographical areas or to otherwise manage the risks of the sleeve’s investments. In an effort to manage foreign currency exposure, a sleeve may use forward foreign currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, a sleeve may either sell or buy credit protection with respect to bonds, indexes or other debt securities pursuant to the terms of these contracts.
Generally, each sleeve may purchase and sell any type of derivative instrument. However, as an operating policy, a sleeve will purchase or sell a particular derivative instrument only if the sleeve is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument primarily is measured. Since each sleeve is authorized to invest in foreign securities denominated in other currencies, each such sleeve may purchase and sell foreign currency derivatives.
A sleeve may enter into derivatives executed on a regulated, transparent exchange, either domestic or foreign (Exchange-Traded Derivatives), or traded in the OTC market. Exchanged-Traded Derivatives are settled by means of a central clearinghouse that, in effect, guarantees the completion of every exchange-traded transaction. OTC derivatives usually are settled as private transactions between the Fund and its derivatives counterparty with no clearing organization guarantee. Certain OTC derivative transactions, pursuant to the Dodd-Frank Act, are required to be cleared by means of a central clearinghouse which clearinghouse, unlike the exchange-traded derivatives market, does not guarantee the completion of cleared OTC transactions, but instead steps between the two original parties and assumes legal counterparty risk for the trade.
Principal Risks.
An investment in Ivy Apollo Strategic Income Fund is subject to various risks, including the following:
■	Asset Allocation Risk
■	Capital Repatriation Risk
■	Collateralized Loan Obligations (CLO) Risk
■	Company Risk
■	Credit Risk
■	Distressed Securities Risk
■	Duration Risk
■	Emerging Market Risk
■	Equity-Linked Securities Risk
■	Extension Risk
■	Financials Sector Risk
■	Fixed-Income Market Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Government Obligations and Securities of Supranational Entities Risk
■	Foreign Securities Risk
■	Income Risk
■	Interest Rate Risk
■	Investments in Loans Secured by Real Estate Risk

Prospectus        87

■	Investments in Structured Products Risk
■	Large Company Risk
■	Liquidity Risk
■	Loan Origination Risk
■	Loan Risk
■	Loans to Private and Middle Market Companies Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Mid Size Company Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Multi-Manager Risk
■	Real Estate Industry Risk
■	Reinvestment Risk
■	Restricted Securities Risk
■	Senior Loan Risk
■	Small Company Risk
■	U.S. Government Securities Risk
Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Apollo Strategic Income Fund may be subject to other, non-principal risks, including the following:
■	Commodities Risk
■	Convertible Security Risk
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Insurance-Related Instruments Risk
■	Interest Rate Swap Risk
■	Investment Company Securities Risk
■	Political, Legislative or Regulatory Risk
■	Preferred Stock Risk
■	Redemption Risk
■	Securities Lending Risk
■	Student Loan Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy California Municipal High Income Fund:
The Fund seeks to achieve its objective to provide a high level of current income that is not subject to federal and California income tax by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of municipal securities with income payments that are exempt from federal and California income taxes. For purposes of this 80% test, such municipal securities include obligations issued by territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam).
The Fund typically invests at least 50% of its total assets in medium- and lower-quality municipal securities that generally provide higher yields than securities of higher quality.
The Fund may invest up to 100% of its total assets in non-investment-grade bonds.
There is no guarantee, however, that the Fund will achieve its objective.
The Fund and IICO rely on the opinion of bond counsel for an issuer in determining whether the interest on such issuer’s obligations is excludable from gross income for federal and California income tax purposes. A significant portion, up to 40%, of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item; however, IICO does not currently anticipate that the Fund will reach this level and estimates that approximately 20% or less of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item. This would have the effect of reducing the Fund’s after-tax return to any investor whose AMT liability was increased by the Fund’s dividends.
Although the Fund expects to invest its assets primarily in obligations issued by the State of California (which include its subdivisions, authorities, instrumentalities and corporations), the Fund also may, to a lesser extent, invest in obligations issued by other U.S. states, territories or possessions (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam).
The main type of municipal securities in which the Fund invests are revenue bonds. The Fund’s investments may have various types of interest rate payments and reset terms, including fixed-rate, floating-rate and auction-rate features.
Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations. Revenue bonds include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance healthcare centers, special tax districts and charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues. The Fund may periodically invest in general obligation bonds for which the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest.
After conducting a top-down (assessing the market environment) analysis, IICO uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. Although IICO considers credit ratings in selecting investments for the Fund, IICO bases its investment decision for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. IICO considers a number of factors in selecting individual securities
88        Prospectus

for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the issuer’s sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, the sector in which the security is identified, and the structure of the security, including whether it has a call feature.
During normal circumstances, the Fund invests:
■	at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities with income payments exempt from federal and California income taxes (including, to a lesser extent, obligations issued by territories and possessions of the United States)
■	at least 50% of its total assets in medium and lower-quality municipal securities, that include securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality
The Fund may invest up to 100% of its total assets in PABs, in securities the payment of principal and interest on which are payable from revenues derived from similar projects, or in municipal securities of issuers located in the same geographical area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry.
At times when yield spreads are narrow and IICO believes that the higher yields do not justify the increased risk and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality securities in which to invest, the Fund may invest in higher-quality municipal securities, and may invest less than 50% of its total assets in medium- and lower-quality municipal securities.
The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements for municipal securities will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may purchase municipal securities insured by any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund.
During normal market conditions, the Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other derivative instruments, which generate taxable income. Such taxable obligations and instruments may include, but are not limited to, the following:
■	U.S. government securities
■	obligations of U.S. banks and certain savings and loan associations
■	U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers that are rated at least A by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality
■	any of the foregoing obligations subject to repurchase agreements
■	credit default swaps on the debt of financial entities that insure municipal securities
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Fund also may hold a portion of its assets in municipal securities for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of income from taxable obligations, repurchase agreements and derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to federal income tax.
At times IICO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal securities. During such periods, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. In addition, IICO may invest in shorter-duration bonds which IICO believes are of higher credit quality or up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and thus its dividends) being subject to federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.
Prospectus        89

Principal Risks.
An investment in Ivy California Municipal High Income Fund is subject to various risks, including the following:
■	Alternative Minimum Tax Risk
■	California Municipal Securities Risk
■	Credit Risk
■	Extension Risk
■	Fixed-Income Market Risk
■	Focus Risk
■	Income Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Political, Legislative or Regulatory Risk
■	Reinvestment Risk
■	Taxability Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy California Municipal High Income Fund may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Municipal Lease Obligations Risk
■	Puerto Rico Municipal Securities Risk
■	Redemption Risk
■	Securities Lending Risk
■	U.S. State and Territories Municipal Securities Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy Corporate Bond Fund:
The Fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds (also referred to as corporate “debt securities” or “fixed-income securities”). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year. The Fund invests primarily in investment-grade debt securities, and, to a lesser extent, in non-investment-grade debt securities and convertible securities. The Fund may invest up to 20% of its net assets in other types of debt securities, including mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), other asset-backed securities, and to a lesser extent, debt securities issued by foreign governments or municipal issuers. IICO may use various techniques to manage the duration of the Fund’s holdings. IICO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. The Fund may invest significantly in debt securities payable from the same sector. There is no guarantee, however, that the Fund will achieve its objective.
In selecting debt securities for the Fund, IICO looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify sectors that IICO believes have favorable risk/reward characteristics and targets those sectors for overweight positioning. From the sector level, IICO identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.
The Fund may invest a portion of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain preapproved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.
The Fund may invest up to 20% of its total assets in non-investment-grade debt securities, commonly called “high-yield” or “junk” bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Fund also may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. In addition, the Fund may invest in secured and unsecured loan assignments, loan participations and other loan instruments.
90        Prospectus

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Fund may invest in Rule 144A Securities.
When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks.
An investment in Ivy Corporate Bond Fund is subject to various risks, including the following:
■	Company Risk
■	Credit Risk
■	Extension Risk
■	Financials Sector Risk
■	Fixed-Income Market Risk
■	Foreign Securities Risk
■	Income Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Management Risk
■	Reinvestment Risk
■	Sector Risk
■	U.S. Government Securities Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Corporate Bond Fund may be subject to other, non-principal risks, including the following:
■	Convertible Security Risk
■	Derivatives Risk
■	Foreign Exposure Risk
■	Foreign Government Obligations and Securities of Supranational Entities Risk
■	Loan Risk
■	Low-Rated Securities Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Non-Agency Securities Risk
■	Political, Legislative or Regulatory Risk
■	Redemption Risk
■	Restricted Securities Risk
■	Securities Lending Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy Crossover Credit Fund:
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of fixed-income securities, primarily, corporate debt securities, but also mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other asset-backed securities. Certain of the mortgage-backed securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the Fund may invest, may be backed only by the pool of assets pledged as security for the transaction.
The Fund generally invests in such bonds pursuant to a “crossover credit” strategy, which is designed to provide exposure to bonds with lower ratings that are still considered investment-grade and bonds with higher ratings that are still considered non-investment-grade. Investment-grade bonds include bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. By contrast, non-investment-grade debt securities, commonly called “high yield” or “junk” bonds, include bonds rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.
“ Crossover” debt generally refers to bonds rated at or near the point where the lower end of investment-grade debt and the higher end of high yield debt meet. Such bonds are on the verge of losing or regaining investment-grade status (
i.e.
, they are on the verge of “crossing over,” falling to junk status or rising to investment-grade status). In addition, crossover bonds include those that have been rated below investment-grade since issuance but may be close to achieving investment-grade status (
i.e.
, so-called “rising stars”), or those that at one time were considered to be investment-grade and now are categorized as “junk” bonds due to a reduction in the issuer’s credit rating (
i.e.
, so-called “fallen angels”). Dependent on the current Fund composition and market conditions, IICO expects that a majority of the crossover bonds will be rated either BBB or BB by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.
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Crossover bonds often experience significant price volatility when they are transitioning between investment-grade and high yield ratings categories. This price volatility and dislocation often occurs due to forced selling (or buying) as bonds transition from one investor base to another. This transition process (buying/selling) introduces price inefficiencies in the crossover space of the credit market. IICO believes that these inefficiencies often present an attractive risk-reward opportunity on certain of these crossover bonds.
Except as noted above, the Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by companies of any size, in a variety of sectors and industries. The Fund will primarily invest in debt securities issued by domestic companies, but also may invest up to 20% of its total assets in debt securities issued by foreign companies, including foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically will not invest more than 35% of its total assets in non-investment-grade securities. The Fund typically holds a limited number of issuers of fixed-income security issuers (generally 40 to 70).
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
While the Fund primarily owns debt securities, the Fund also may own, subject to its investment policies and restrictions, preferred stocks and convertible securities. In addition, the Fund may invest in secured and unsecured loan assignments, loan participations and other loan instruments. The Fund may invest in Rule 144A Securities.
In selecting debt securities for the Fund, IICO looks at a number of factors, including both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis. The top-down analysis looks at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and seeks to identify certain criteria that contribute to the overall target portfolio characteristics such as duration, spread, ratings and liquidity. The bottom-up analysis seeks to identify sectors that IICO believes have favorable risk/reward characteristics and targets those sectors for overweight positioning. From the sector level, IICO identifies companies that have positive attributes and considers the issuer’s past, present and estimated future: financial strength, cash flow, management, borrowing requirements, balance sheet policy and relative safety. Additional factors considered include leverage, interest coverage, revenue and margin stability, competition and industry trends, as well as relative value and liquidity.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities, including a review of the risk and reward potential for a specific issuer. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.
When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, IICO may invest up to 100% of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes.
By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objective.
Principal Risks.
An investment in Ivy Crossover Credit Fund is subject to various risks, including the following:
■	Company Risk
■	Credit Risk
■	Extension Risk
■	Financials Sector Risk
■	Fixed-Income Market Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Holdings Risk
■	Income Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Portfolio Turnover Risk
■	Reinvestment Risk
■	U.S. Government Securities Risk

92        Prospectus

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Crossover Credit Fund may be subject to other, non-principal risks, including the following:
■	Convertible Security Risk
■	Derivatives Risk
■	Loan Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Non-Agency Securities Risk
■	Preferred Stock Risk
■	Redemption Risk
■	Restricted Securities Risk
■	Securities Lending Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy Government Securities Fund:
The Fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing exclusively in a diversified portfolio of U.S. government securities. There is no guarantee, however, that the Fund will achieve its objective.
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.
IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time. IICO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
When IICO believes that a temporary defensive position is desirable, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks.
An investment in Ivy Government Securities Fund is subject to various risks, including the following:
■	Credit Risk
■	Extension Risk
■	Fixed-Income Market Risk
■	Interest Rate Risk
■	Management Risk
■	Mortgage-Backed and Asset Backed Securities Risk
■	Reinvestment Risk
■	Sector Risk
■	U.S. Government Securities Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Government Securities Fund may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Redemption Risk
■	Securities Lending Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy Pictet Emerging Markets Local Currency Debt Fund:
The Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in
Prospectus        93

debt securities that are denominated in local currencies of emerging market countries, as well as derivative instruments that provide investment exposure to such debt securities. The Fund may, but is not required to, hedge its exposure to those non-U.S. currencies, which strategy, if utilized, may effectively reduce the Fund’s exposure to the local currencies of the emerging market countries in which the Fund invests. There is no guarantee that the Fund will achieve its objective.
For purposes of this Fund, emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Financial Corporation or one of the leading global investment banks. Pictet has broad discretion to identify other countries that they consider to qualify as emerging market countries. The majority of these emerging market countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest up to 100% of its net assets in emerging market countries. The Fund also may invest up to 20% of its net assets in securities denominated in the U.S. Dollar.
The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
The debt securities in which the Fund primarily invests include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities, but also include debt securities issued by central banks, as well as other fixed-income securities or instruments that provide investment exposure to emerging market debt. Pictet may use structured products such as credit-linked notes and bonds or other transferable securities whose returns may be related to the performance of a particular investment index. Credit-linked notes typically are structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide exposure to emerging markets debt securities. Pictet may focus the Fund’s investments in particular countries and/or currencies.
The Fund generally invests in debt securities that are listed, or admitted to trading, on recognized, regulated, regularly functioning securities exchanges and markets that are open to the public, in securities that trade OTC, and in securities issued in direct principal transactions with counterparties that specialize in such securities. The Fund may engage in active and frequent trading.
The Fund may invest in debt securities of any maturity, may invest in unlisted debt securities and may invest up to 100% of its total assets in non-investment-grade debt securities or unrated securities determined by Pictet to be of comparable quality. Non-investment-grade debt securities, commonly called junk bonds, may involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The emerging market debt securities in which the Fund invests may be rated or unrated. In addition, the countries in which the Fund invests may have sovereign ratings that are below investment-grade or are unrated. Debt securities in which the Fund may invest may have all types of interest rate payment and reset terms, including fixed-rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward foreign currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, OTC total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds, loans or other debt securities pursuant to the terms of these derivative contracts.
Pictet uses a multi-staged, systematic investment process in selecting emerging market investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet believes can provide risk-adjusted outperformance. Part of Pictet’s top-down analysis includes assessing the global risk environment, taking into account a variety of factors, and examining country fundamentals to develop interest rate forecasts and currency forecasts by country. Interest rate factors Pictet will examine include a country’s monetary policy, inflation, growth, fiscal policy and politics. Currency factors examined include a country’s interest rate and growth differential, balance of payments and currency policy.
94        Prospectus

Following its top-down analysis, Pictet conducts a bottom-up analysis and selects investments for inclusion in the Fund’s portfolio based on Pictet’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, duration and yield curve positioning for the interest rate outlook, and an effort to achieve appropriate diversification. Pictet also considers an issuer’s capitalization, asset quality, management, earnings and liquidity.
When Pictet believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents, and/or U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pictet believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks.
An investment in Ivy Pictet Emerging Markets Local Currency Debt Fund is subject to various risks, including the following:
■	Capital Repatriation Risk
■	Company Risk
■	Credit-Linked Notes Risk
■	Credit Risk
■	Derivatives Risk
■	Duration Risk
■	Emerging Market Risk
■	Extension Risk
■	Fixed-Income Market Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Foreign Government Obligations and Securities of Supranational Entities Risk
■	Foreign Securities Risk
■	Income Risk
■	Interest Rate Risk
■	Interest Rate Swap Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Non-Diversification Risk
■	Options Risk
■	Portfolio Turnover Risk
■	Regional Focus Risk
■	Reinvestment Risk
■	Swaps Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Pictet Emerging Markets Local Currency Debt Fund may be subject to other, non-principal risks, including the following:
■	Redemption Risk
■	Russia Investment Risk
■	Sanctions Risk
■	Securities Lending Risk
■	Small Company Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy Pictet Targeted Return Bond Fund:
The Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. For this purpose, the term “bonds” includes any debt security with an initial maturity greater than one year.
The Fund benchmarks itself against a benchmark of cash instruments (the Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index) rather than a bond market index. The Fund is designed to pursue a positive return that exceeds its benchmark by using a flexible approach to bond investing. The Fund’s flexible investment approach is less constrained than the investment approaches often used by traditional bond funds. Unlike traditional bond funds, the Fund seeks to achieve returns that exceed its benchmark and that are largely independent of broad movements in the bond market. The Fund intends to deliver returns that have a low correlation to overall bond market returns. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, U.S. government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. In pursuing its investment objective, the Fund may engage in active and frequent trading.
Prospectus        95

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).
The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment-grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by S&P, or comparably rated by another NRSRO or, if unrated, determined by Pictet AM to be of comparable quality.
The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. Depending on market conditions, Pictet AM may focus the Fund’s investments on issuers in a single country, a small number of countries, or a particular sector, currency or geographical region.
The Fund will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, OTC total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these derivative contracts.
Generally, the Fund may purchase and sell any type of derivative instrument. However, as an operating policy, the Fund will purchase or sell a particular derivative instrument only if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument primarily is measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, the Fund may purchase and sell foreign currency derivatives.
The Fund may enter into derivatives executed on a regulated, transparent exchange, either domestic or foreign (Exchange-Traded Derivatives), or traded in the OTC market. Exchanged-Traded Derivatives are settled by means of a central clearinghouse that, in effect, guarantees the completion of every exchange-traded transaction. OTC derivatives usually are settled as private transactions between the Fund and its derivatives counterparty with no clearing organization guarantee. Certain OTC derivative transactions, pursuant to the Dodd-Frank Act, are required to be cleared by means of a central clearinghouse which clearinghouse, unlike the exchange-traded derivatives market, does not guarantee the completion of cleared OTC transactions, but instead steps between the two original parties and assumes legal counterparty risk for the trade.
The Fund may own, to a lesser extent, preferred stocks. The Fund also may invest in repurchase agreements and reverse repurchase agreements.
It is anticipated that the average portfolio duration of the Fund’s portfolio may vary from negative eight (-8) years to positive eight (8) years. Duration is a measure, expressed as a number of years, of a security’s price sensitivity to changes in interest rates. Generally, when interest rates rise, the price of an instrument with positive duration would be expected to decrease. For example, if a bond has a duration of six years, its price will rise about 6% if its yield drops by 1%, and its price will fall by about 6% if its yield rises by that amount. The value of an instrument with a longer duration generally is more sensitive to changes in interest rates than a similar instrument with a shorter duration. However, the Fund may use derivative instruments to seek to manage interest rate risk (
e.g.
, by taking short positions in futures contracts on U.S. Treasury securities). Such derivative positions generally would be expected to increase in value when interest rates rise, thereby offsetting losses from the Fund’s long positions in bonds. If the Fund’s short positions have a duration that exceeds those of its long positions, the Fund portfolio would have a “negative duration” — a situation in which the price of an instrument moves in the same direction as interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio.
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Pictet AM uses a multi-staged, systematic investment process in selecting investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet AM believes can provide greater returns than the overall market, even after accounting for the risks inherent in those instruments. From a top-down perspective, Pictet AM seeks to identify current trends or themes that Pictet AM believes will dictate valuations of debt securities over the long term (3-5 years). Once the trends or themes are identified, Pictet AM seeks to identify the strategies and types of investments that it believes offer value within those themes. In doing so, Pictet AM considers multiple factors, including the current interest rate environment and currency forecasts by country, as well as current spreads. Following its top-down analysis, Pictet AM conducts a bottom-up analysis in order to select investments for inclusion in the Fund’s portfolio based on Pictet AM’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, and duration and yield curve positioning for the interest rate outlook, and based on Pictet AM’s efforts in managing downside risk and volatility.
Generally, in determining whether to sell a security, Pictet AM continues to analyze the factors considered in buying the security. Pictet AM may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.
The principal and other investment strategies described above apply under normal market conditions. When Pictet AM believes that a temporary defensive position is desirable, it may invest up to all of the Fund’s assets in cash or cash equivalents, and/or U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pictet AM believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not be seeking to achieve its investment objective or acting in conformity with its principal investment strategies.
Principal Risks.
An investment in Ivy Pictet Targeted Return Bond Fund is subject to various risks, including the following:
■	Capital Repatriation Risk
■	Company Risk
■	Convertible Security Risk
■	Credit Risk
■	Derivatives Risk
■	Duration Risk
■	Emerging Market Risk
■	Extension Risk
■	Fixed-Income Market Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Foreign Government Obligations and Securities of Supranational Entities Risk
■	Foreign Securities Risk
■	Futures Contracts Risk
■	Income Risk
■	Interest Rate Risk
■	Interest Rate Swap Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Non-Diversification Risk
■	Options Risk
■	Portfolio Turnover Risk
■	Regional Focus Risk
■	Reinvestment Risk
■	Swaps Risk
■	Targeted Return Strategy Risk
■	U.S. Government Securities Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Pictet Targeted Return Bond Fund may be subject to other, non-principal risks, including the following:
■	Investment Company Securities Risk
■	Preferred Stock Risk
■	Redemption Risk
■	Sector Risk
■	Securities Lending Risk
■	Theme Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy PineBridge High Yield Fund:
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of PineBridge, consistent with the Fund’s objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment-grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment-grade debt
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securities; however, the Fund’s allocation to high yield securities rated CCC or lower by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality), is capped so that the Fund’s exposure to such securities will never be greater than 1.2 times the CCC or lower exposure of the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index.
The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment-grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations. There is no guarantee, however, that the Fund will achieve its objective.
The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In addition to junk bonds, the Fund may invest in other fixed-income securities, primarily convertible bonds, repurchase and reverse repurchase agreements, defaulted debt securities, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Fund may invest in U.S. government securities, investment-grade bonds and pay-in-kind bonds. The Fund also may own common stocks and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The Fund also may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act. The Fund may invest in Rule 144A Securities.
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
The Fund also may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use forward foreign currency contracts, futures contracts, options and swaps, relating to securities, currencies, or other instruments in an attempt to enhance return, to hedge broad of specific fixed-income market movements, to manage cash flows or to otherwise manage the risks of the Fund’s investments.
In selecting securities for the Fund, PineBridge combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) investment philosophy, with a strong focus on a security’s relative value. From a top-down perspective, PineBridge considers both industry specific trends and other macroeconomic events that are impacting issuers.
PineBridge employs a proprietary bottom-up credit analysis that independently rates credit risk, fundamental trends and market value. This process includes PineBridge’s independent analysis of an issuer’s balance sheet strength and financial policies, as well as fundamental industry trends; the issuer’s credit quality at the sector-level based on a comparison across market cycles; and an assessment of factors such as spreads, trade structure and liquidity considerations.
PineBridge assigns a risk rating to each issuer based upon Pine Bridge’s evaluation of the issuer’s credit risk. Those risk ratings are designed to assess an issuer’s potential risk of default in a similar approach to a ratings agency methodology.
PineBridge considers each issuer’s market pricing and yield in relation to its risk rating to calibrate each issuer’s valuation relative to other issuers in the same sector and to assess other opportunities in the high-yield market overall.
PineBridge continuously monitors the risk of issuers, including establishing a “credit impairment catalyst” (CIC) trigger for each. These triggers are quantifiable, company-or sector-specific metrics, which, if met, require a re-evaluation of PineBridge’s original investment thesis on that issuer. Investments with favorable valuation ratings relative to their credit risk are included in the Fund’s portfolio. PineBridge may actively trade the Fund’s securities in seeking to achieve the Fund’s investment objective.
Generally, in determining whether to sell a security, PineBridge utilizes the same factors it considers for buying the security with a particular emphasis on an issuer’s CIC triggers in addition to its relative valuation. PineBridge also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.
When PineBridge believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to 100% of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which PineBridge believes are of comparable high quality. Subject to the Fund’s
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investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the Fund’s debt holdings or emphasize investment-grade debt securities. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks.
An investment in Ivy PineBridge High Yield Fund is subject to various risks, including the following:
■	Company Risk
■	Credit Risk
■	Extension Risk
■	Fixed-Income Market Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Income Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Reinvestment Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy PineBridge High Yield Fund may be subject to other, non-principal risks, including the following:
■	Convertible Security Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Investment Company Securities Risk
■	Political, Legislative or Regulatory Risk
■	Portfolio Turnover Risk
■	Preferred Stock Risk
■	Redemption Risk
■	Restricted Securities Risk
■	Securities Lending Risk
■	U.S. Government Securities Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy International Small Cap Fund:
The Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies located throughout the world. For purposes of this Fund, small-capitalization companies are companies with market capitalizations within the range of companies in the MSCI EAFE Small Cap Index. As of September 30, 2020, this range of market capitalizations was between approximately $57.9 million and $7.87 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Fund also may invest a lesser portion of its assets (but no more than 20%) in securities of mid-and large-capitalization companies (that is, companies with market capitalizations larger than that defined above). There is no guarantee, however, that the Fund will achieve its objective.
The Fund seeks to be diversified geographically and by industry and, under normal circumstances, will invest primarily in companies located in developed markets outside the United States and Canada, although the Fund also may invest in companies located in emerging markets. The Fund also may invest in depositary receipts (
e.g.
, American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) of foreign issuers. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar.
The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. The Fund may focus a portion of its investments in a particular sector or sectors of the economy. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In selecting common stocks for the Fund, the Fund’s investment subadviser, Mackenzie, seeks to invest in companies that possess what Mackenzie believes are innovative and cost-effective products and services, and which Mackenzie believes are well-positioned for substantial future growth, which may include companies that are offered in initial public offerings (IPOs). Mackenzie favors companies that it believes are attractively valued, that possess a sustainable competitive advantage (
i.e.
, market share, global scale, or low costs) and that are equipped with a strong and experienced management and ownership team.
In its stock selection, Mackenzie follows a three-stage process that includes idea generation, fundamental analysis and portfolio construction. Mackenzie begins the stock selection process by utilizing initial filters (
i.e.
, market cap) to narrow the investment universe, followed by a specific set of criteria to filter and rank the universe by sector. Part of this idea generation stage includes considering internal and external research ideas, meeting with company management and developing investment themes (top down view). The fundamental analysis stage consists of identifying stock and sector themes through proprietary and third party analyst discussion and research, financial statement analysis, valuation modeling and further meetings with company management. Finally, the portfolio construction stage utilizes a well-defined set of portfolio parameters, while seeking to balance the investment thesis of each security in relation to other securities within the portfolio.
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The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
In an effort to manage foreign currency exposure, the Fund may use forward foreign currency contracts to either increase or decrease exposure to a given currency. In addition, the Fund may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively. The Fund may invest in certain real estate securities, including securities issued by REITs.
Generally, in determining whether to sell a security, Mackenzie uses the same type of analysis that it uses in buying securities. Mackenzie may sell a security if it significantly exceeds its price and valuation target, if Mackenzie has a high conviction that the security’s earnings will be substantially below expectations, if Mackenzie’s buy thesis is no longer valid due to company specific changes, or there is a significant change within the business or the macro landscape that impacts its investment thesis. Mackenzie also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
When Mackenzie believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Mackenzie believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks.
An investment in Ivy International Small Cap Fund is subject to various risks, including the following:
■	Company Risk
■	Depositary Receipts Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Japan Investment Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Sector Risk
■	Small Company Risk
■	Value Stock Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy International Small Cap Fund may be subject to other, non-principal risks, including the following:
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Initial Public Offering Risk
■	Investment Company Securities Risk
■	Large Company Risk
■	Mid-Size Company Risk
■	Real Estate Industry Risk
■	Redemption Risk
■	Regional Focus Risk
■	REIT-Related Risk
■	Securities Lending Risk

A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy Apollo Multi-Asset Income Fund:
The Fund seeks to achieve its objectives by allocating its assets among four different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a high income strategy, a global equity income strategy and a global real estate strategy. IICO, along with subadvisers Apollo Credit Management, LLC (Apollo) and LaSalle Investment Management Securities, LLC (LaSalle) (IICO, Apollo and LaSalle are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following target allocations:
■	Total Return Strategy (Apollo): 20%
■	High Income Strategy (IICO): 30%
■	Global Equity Income Strategy (IICO): 40%
■	Global Real Estate Strategy (LaSalle): 10%
The Investment Managers will act independently from each other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.
100        Prospectus

IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return each strategy to its stated percentage allocation. However, market movements may cause the Fund’s allocation to a given sleeve to differ from its stated percentage allocation between rebalances.
Additional information about each strategy is set forth below.
Total Return Strategy Sleeve
:
Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment-grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans and lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile. Apollo also may invest in mezzanine debt, insurance-related investments, municipal credit and student loans.
Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. As the credit markets evolve, Apollo expects to evaluate new credit asset classes for possible inclusion in this sleeve. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality. Apollo may invest in Rule 144A Securities.
Apollo’s investment process begins with a monthly meeting chaired by the chief investment officer of Apollo Global’s credit asset management business and attended by the investment professionals responsible for each asset class represented in this sleeve. After reviewing the performance of the asset classes, this group reviews a suggested quantitative model allocation that seeks to take into account the relative returns and risk available in each asset class and the potential yield relative to duration and credit risk constraints. This group next discusses the opportunities available in each asset class and how they might adjust their percentage of the sleeve based on the relative attractiveness of their asset class. This discussion includes a review of the current environment in the credit markets with a focus on factors such as the global macro environment, expected changes in central bank activity, recent issuance levels, demand trends for credit in the institutional and retail markets globally, changes in pricing for major sectors, and areas of fundamental credit improvement or deterioration in the market. Additional factors considered include regulatory changes, market catalysts, expected refinancings and maturities, impact of ratings agencies, changes to terms and structures of various credit products in the marketplace, liquidity conditions, downside protection, review of historical market cycles, idiosyncratic issues in the sleeve or the marketplace, and the role and capacity of important market participants. This model and discussion are used by Apollo to develop a final asset class allocation for the coming month and specific credit instruments are then selected for inclusion in the sleeve.
Generally, in determining whether to sell a security, Apollo continues to analyze the factors considered for buying the security. Apollo may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
When Apollo believes that a temporary defensive position is desirable, the sleeve may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the sleeve may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Apollo believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts options, credit default swaps and other types of derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.
High Income Strategy Sleeve
:
IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives.
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In general, the high level of income that IICO seeks for the sleeve is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The sleeve may invest up to 100% of its total assets in non-investment-grade debt securities, commonly called “high yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs. Initial position sizes are determined based on factors that include size of issue, rating, duration, coupon, call-ability, exposure to a specific industry and leverage.
The sleeve’s holdings tend to be allocated across three major categories: core holdings (credits that IICO believes possess stable-to-improving fundamentals with lower volatility and higher credit quality characteristics); spread tightening holdings (credits where IICO has an out-of-consensus view of a company and its ability to improve its business, financials, leverage or overall market position); and opportunistic/event-driven holdings (credits that are being driven by market dislocations, such as technical selling due to outflows, rumors around an industry or company or management changes, that create unique investment opportunities). Allocations to each category will vary over time based upon market conditions.
IICO seeks companies with resilient business models and strong competitive positioning which it believes will show profit improvement and financial deleveraging. IICO believes that analysis of a company’s free cash flow generation over time is critical in determining its financial health. The sleeve may own fixed-income securities of varying maturities.
IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.
This sleeve also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. This sleeve may invest in other restricted securities, including Rule 144A Securities. This sleeve may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.
This sleeve also may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
Generally, in determining whether to sell a security, IICO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, and/or a change in management’s consideration of its creditors. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the sleeve’s holding in that security or to raise cash.
When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the sleeve, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated
102        Prospectus

commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the sleeve’s debt holdings or emphasize investment-grade debt securities. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.
Global Equity Income Strategy Sleeve
:
IICO invests the assets allocated to the global equity income strategy primarily in equity securities that are issued by companies of any size located largely in developed markets around the world, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. The sleeve may invest in U.S. and non-U.S. issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in this sleeve in foreign securities. Although this sleeve invests primarily in large capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size. IICO focuses on companies that it believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term. The sleeve typically holds a limited number of stocks (generally 40 to 60).
In selecting securities for the sleeve, IICO uses a company-specific stock selection process. IICO seeks to identify higher-quality companies that it believes are reasonably-valued, have a strong likelihood of maintaining and/or growing their dividend, and have a relatively stable to improving fundamental outlook, relative to market expectations. IICO considers an analysis of sectors/industries and geographical areas (when relevant) when determining the attractiveness of names and weightings of sectors, and to a lesser degree, countries. IICO also considers several other factors, including a company’s history of fundamentals, ability to sustain its business model, growth potential, management proficiency and competitive environment. Part of IICO’s process includes an initial screening of the investable universe based on key financial, valuation and technical criteria.
Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various additional foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
The sleeve may invest in companies in countries with new or comparatively undeveloped and emerging economies. In addition, the sleeve may invest in preferred stock, or other instruments whose price is linked to the value of common stock.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
When IICO believes that a temporary defensive position is desirable, the sleeve may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the sleeve may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts, options, credit default swaps and other derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.
Global Real Estate Strategy Sleeve
:
LaSalle invests the assets allocated to the global real estate strategy in securities of companies in the real estate or real estate-related industries. The sleeve does not invest directly in real estate. The sleeve may invest in securities of issuers of any size, but typically will have more exposure to securities issued by large- and mid-capitalization companies. LaSalle intends to invest this sleeve primarily in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:
■	companies qualifying for U.S. federal income tax purposes as real estate investment trusts (REITS);
■	entities similar to REITs formed under the laws of a country other than the U.S.;
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■	companies located in any country that, at the time of initial purchase by the sleeve, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or
■	companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.
Most of the real estate securities in this sleeve will be securities issued by REITs and REOCs that are listed on a securities exchange or traded OTC. A REIT is a corporation or trust that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (the Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level federal income tax. As a result, REITs (
e.g.
, regulated investment companies, such as the Fund) distribute a larger portion of their earnings to investors than other entities subject to federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the sleeve’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership. At times, LaSalle may invest a significant portion of the sleeve’s total assets in a limited number of issuers.
In selecting investments for this sleeve, LaSalle employs a research-based investment process that combines top-down (assessing the market environment) market research, bottom-up (researching individual issuers) company analysis and a quantitative assessment of relative value.
Top-down market research is employed to yield an understanding of economic conditions and real estate fundamentals. In assessing fundamentals, LaSalle considers information derived from the extensive research and property management organization of its affiliates located in key markets around the world. Bottom-up company analysis is focused on understanding each company’s risk profile and growth prospects through a detailed review of their property portfolio, business strategy, capital structure and management capabilities.
LaSalle may invest a portion of the sleeve’s assets in securities issued by companies outside of the real estate industry.
Many of the Global Real Estate Companies in which the sleeve may invest have diverse operations, with products or services in markets other than their home market. Therefore, this sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.
Under normal circumstances, LaSalle will invest at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. However, LaSalle may invest all of the assets in this sleeve in foreign securities.
LaSalle may invest a portion of the sleeve’s assets in an ETF to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. Ownership of ETFs results in the Fund bearing its proportionate share of the ETFs’ fees and expenses and proportionate exposure to the risks associated with the ETFs’ underlying investments.
The assets allocated to the sleeve may encounter the risk of greater volatility, due to the limited number of issuers of real estate securities that the sleeve may invest in. Moreover, the value of the sleeve’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.
LaSalle considers several primary factors in determining to sell a security, which may include: (i) whether the security’s price, as compared to its intrinsic value, NAV and/or WV, is high relative to other companies in the same sector or the sleeve’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) whether the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors. LaSalle also may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
When LaSalle believes that a temporary defensive position is desirable, it may invest up to all of the sleeve’s assets in cash or cash equivalents. The “cash equivalents” include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements
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(which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which LaSalle believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts, options, credit default swaps, and other derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.
Securities Lending
:
Each sleeve of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.
Derivatives Usage
:
Each sleeve of the Fund may use a variety of derivative instruments for various purposes. Each sleeve may, at any given time, use forward foreign currency contracts, options, futures contracts, options on futures contracts and swaps (including credit default swaps, total return swaps and interest rate swaps). Each sleeve may use derivatives in an attempt to enhance return, to hedge broad or specific equity or fixed-income market movements, to gain or increase exposure to securities, sectors or geographical areas or to otherwise manage the risks of the sleeve’s investments. In an effort to manage foreign currency exposure, a sleeve may use forward foreign currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, a sleeve may either sell or buy credit protection with respect to bonds, indexes or other debt securities pursuant to the terms of these contracts.
Generally, each sleeve may purchase and sell any type of derivative instrument. However, as an operating policy, a sleeve will purchase or sell a particular derivative instrument only if the sleeve is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument primarily is measured. Since each sleeve is authorized to invest in foreign securities denominated in other currencies, each such sleeve may purchase and sell foreign currency derivatives.
A sleeve may enter into derivatives executed on a regulated, transparent exchange, either domestic or foreign (exchange-traded derivatives), or traded in the OTC market. Exchanged-traded derivatives are settled by means of a central clearinghouse that, in effect, guarantees the completion of every exchange-traded transaction. OTC derivatives usually are settled as private transactions between the Fund and its derivatives counterparty with no clearing organization guarantee. Certain OTC derivative transactions, pursuant to the Dodd-Frank Act, are required to be cleared by means of a central clearinghouse which clearinghouse, unlike the exchange-traded derivatives market, does not guarantee the completion of cleared OTC transactions, but instead steps between the two original parties and assumes legal counterparty risk for the trade.
Principal Risks.
An investment in Ivy Apollo Multi-Asset Income Fund is subject to various risks, including the following:
■	Asset Allocation Risk
■	Collateralized Loan Obligations Risk
■	Company Risk
■	Concentration Risk
■	Credit Risk
■	Distressed Securities Risk
■	Dividend-Paying Stock Risk
■	Duration Risk
■	Emerging Market Risk
■	Equity-Linked Securities Risk
■	Extension Risk
■	Fixed-Income Market Risk
■	Foreign Currency Risk
■	Foreign Exposure Risk
■	Foreign Securities Risk
■	Income Risk
■	Interest Rate Risk
■	Investments in Loans Secured by Real Estate Risk
■	Investments in Structured Products Risk
■	Large Company Risk
■	Liquidity Risk
■	Loan Origination Risk
■	Loan Risk
■	Loans to Private and Middle Market Companies Risk
■	Low-Rated Securities Risk
■	Management Risk
■	Market Risk
■	Mid Size Company Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Multi-Manager Risk
■	Real Estate Industry Risk
■	Reinvestment Risk
■	REIT-Related Risk
■	REOC-Related Risk
■	Restricted Securities Risk
■	Senior Loan Risk
■	Small Company Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Apollo Multi-Asset Income Fund may be subject to other, non-principal risks, including the following:
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■	Convertible Security Risk
■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Growth Stock Risk
■	Initial Public Offering Risk
■	Insurance-Related Instruments Risk
■	Interest Rate Swap Risk
■	Investment Company Securities Risk
■	Political, Legislative or Regulatory Risk
■	Preferred Stock Risk
■	Redemption Risk
■	Securities Lending Risk
■	Student Loan Risk
■	U.S. Government Securities Risk
■	Value Stock Risk
A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
Ivy Cash Management Fund:
The Fund seeks to achieve its objective to provide current income consistent with maintaining liquidity and preservation of capital by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee, however, that the Fund will achieve its objective.
The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:
■	U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
■	bank obligations and instruments secured by bank obligations, such as letters of credit
■	commercial paper (U.S. and foreign issuers), including asset-backed commercial paper programs
■	corporate debt obligations, including floating rate securities and variable rate master demand notes
■	foreign obligations and instruments
■	municipal obligations
■	certain other obligations guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest
The Fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.
Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.
When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may shorten the average maturity of the Fund’s investments and/or hold cash. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks.
An investment in Ivy Cash Management Fund is subject to various risks, including the following:
■	Amortized Cost Risk
■	Company Risk
■	Credit Risk
■	Fixed-Income Market Risk
■	Income Risk
■	Interest Rate Risk
■	Management Risk
■	Money Market Fund Regulatory Risk
■	Redemption Risk
■	Reinvestment Risk
■	U.S. Government Securities Risk

Non-Principal Risks.
In addition to the Principal Risks identified above, an investment in Ivy Cash Management Fund may be subject to other, non-principal risks, including the following:
■	Foreign Exposure Risk
A description of these risks is set forth in
Defining Risks
below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.
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Additional Investment Considerations
The objective(s) and investment policies of each Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in a Fund’s objective(s).
Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.
To the extent a Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on IICO’s skill or that of a Fund’s investment subadviser, as applicable (hereinafter referred to collectively as the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).
Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund (other than Ivy Cash Management Fund) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of a Fund.
Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.
Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target of the securities in each such Fund's portfolio and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Fund must distribute for federal tax purposes, the distribution of which would increase your taxable income.
Each of the Funds generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of a Fund's assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund's investment objective(s), strategies and policies, or for other reasons. Further, IICO may invest a Fund’s uninvested cash in an unaffiliated money market Fund.
The Funds and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds, IICO, a Fund's subadviser, or a Fund's custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the ability of a Fund to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds' investment
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in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.
You will find more information in the SAI about each Fund's permitted investments, policies and strategies, as well as the restrictions that apply to them.
A description of the Funds' policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.
Portfolio holdings of the Funds may be found at
www.ivyinvestments.com.
Alternatively, a complete schedule of portfolio holdings for the Funds for the first and third quarters of each fiscal year is filed with the SEC as an exhibit to the Trust’s (as defined herein) Form N-PORT. These holdings may be viewed on the SEC’s website at
http://www.sec.gov.
Information concerning Ivy Cash Management Fund’s portfolio holdings is posted at
www.ivyinvestments.com
five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Ivy Cash Management Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.
A complete schedule of portfolio holdings also is included in the Funds' Annual and Semiannual Reports to shareholders.
Exclusion of IICO from Commodity Pool Operator Definition
With respect to the Funds, IICO has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, IICO is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC and the National Futures Association (NFA).
The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps. See
Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Derivatives Risk
for more information on those limits. Because IICO intends to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. Due to being out of scope of what is prescribed by law, the CFTC has neither reviewed nor approved the Trust’s reliance on these exclusions, or the Funds’ investment strategies or this Prospectus.
Defining Risks
Alternative Minimum Tax Risk
— Ivy California Municipal High Income Fund may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability is increased as a result of such treatment, that would reduce the Fund’s after-tax return to the shareholder. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)
Amortized Cost Risk
— In the event that the Board of Trustees (Board) determines that the extent of the deviation between Ivy Cash Management Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.
Asset Allocation Risk
— Although asset allocation among different sleeves and asset categories of certain Funds generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to a Fund's other sleeves, or to the market as a whole, which could result in that Fund performing poorly.
California Municipal Securities Risk
— An investment in Ivy California Municipal High Income Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests primarily in California municipal securities, events in California are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. In addition, any downgrade to the credit rating of the
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securities issued by the U.S. government may result in a downgrade of securities issued by California. Specifically, provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.
Moreover, there are a number of risks specific to California that threaten the state’s fiscal condition, including the significant unfunded liabilities of California’s two main retirement systems. In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities and also has significant unfunded liability with respect to other post-employment benefits. While California’s economy is broad, it does have major concentrations in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.
Capital Repatriation Risk
— Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Investment Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.
Collateralized Loan Obligations (CLO) Risk
— A CLO is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which a Fund invests.
Commodities Risk
— Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund's holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund's investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.
Company Risk
— A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.
Concentration Risk
— If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.
Convertible Security Risk
— A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.
Credit Risk
— An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This
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could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund's securities could affect the Fund's performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.
In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.
Credit-Linked Notes Risk
— Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.
Depositary Receipts Risk
— Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.
Derivatives Risk
— A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund  (other than Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund  (other than Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.
The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund's NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain
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derivatives can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund's gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.
When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.
Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.
Swap instruments may shift a Fund's investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund  (other than Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.
Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers.
There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.
The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.
The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.
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Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or FCM through which a swap is submitted for clearing.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund's ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund's taxable income or gains.
In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide
hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Investment Manager has registered as a CPO. The Investment Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.
Complying with those
de minimis
trading limitations may restrict an Investment Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Investment Manager believes that it will be able to execute a Fund's investment strategies within the de minimis
trading limitations, the Fund's performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis
trading rules and limitations that could potentially change a Fund's ability to trade derivatives. Also, a Fund's ability to use certain derivative instruments may be limited by tax considerations.
Distressed Securities Risk
— Certain Funds may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. A Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
Dividend-Paying Stock Risk
— Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.
Duration Risk
— Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.
Emerging Market Risk
— Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of
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capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.
Equity-Linked Securities Risk
— An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.
Extension Risk
— A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities. Duration measures the expected price sensitivity of a fixed-income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
Financials Sector Risk
— Investment risks associated with investing in securities in the financials sector, in addition to other risks, include extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased interindustry consolidation and competition in the financials sector. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials economic sector as a whole cannot be predicted.
Fixed-Income Market Risk
— The prices of a Fund's fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, a Fund's fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to a Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Focus Risk
— At times, a Fund may invest primarily in municipal securities that finance similar types of projects, such as those in health care, life care, public power, education and transportation, among others, and in municipal securities of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.
Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
— Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.
Foreign Currency Risk
— Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to
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economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, a Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.
Foreign Exposure Risk
— The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
Foreign Government Obligations and Securities of Supranational Entities Risk
— Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.
Foreign Securities Risk
— Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.
Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.
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Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:
Asia Pacific Investments
— The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the U.S. and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.
Central and South American Investments
— High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.
European Investments
— The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.
The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.
The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.
North American Investments
— A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S. may have implications for trade among the U.S., Mexico and Canada, any of which may result in additional volatility in the region. In particular, the U.S. recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in
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2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by a Fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund when investing in this region.
Futures Contracts Risk
— A futures contract is a standardized contract traded on a financial exchange to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date at a specified time in the future. Futures prices can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If a Fund was unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
Growth Stock Risk
— Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
Holdings Risk
— If a Fund typically holds a small number of stocks, or if a Fund's portfolio manager(s) tends to invest a significant portion of a Fund's total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund's NAV than it would if the Fund invested in a larger number of securities or if the Fund's portfolio managers invested a greater portion of the Fund's total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase a Fund's volatility.
Income Risk
— The risk that a Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that a Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Initial Public Offering (IPO) Risk
— Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund's performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.
Insurance-Related Instruments Risk
— Certain Funds may invest in esoteric asset classes such as the insurance capital markets, which include insurance linked securities, insurance securitizations, catastrophe bonds, life insurance/life annuity combination bonds, structured settlements, insurance reserve financing, mortality/longevity swaps, premium finance loans, and other similar asset-backed securities or instruments. These are specialized asset classes with unique risks. For example, risks arising from the illiquidity and difficulty in the valuation of such instruments, risk of catastrophic events and other events giving rise to losses under such instruments, volatility of capital markets, the risk of borrowings and short sales, the risk arising from leverage associated with trading in the currencies and over-the-counter (OTC) derivatives markets, the illiquidity of derivative instruments and the risks of loss from counterparty default.
Interest Rate Risk
— The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. During periods of low short-term interest rates, Ivy Cash Management Fund may not be able to maintain a positive yield or may not be able to pay Fund expenses out of current income without impairing such Fund’s ability to maintain a stable NAV. A Fund (other than Ivy Cash Management Fund) may use derivatives to hedge its exposure to interest rate risk.
Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its
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monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund's NAV to fluctuate more and adversely affect the Fund's return.
In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.
Interest Rate Swap Risk
— Interest rate swaps are subject to interest rate risk and counterparty credit risk. An interest rate swap transaction could result in losses if the underlying interest rate does not perform as anticipated. Interest rate swaps also are subject to counterparty credit risk.
Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (LIBOR), swap rates, treasury rates and other foreign interest rates. The Financial Conduct Authority is phasing out, over a four-year period (2017-2021), the LIBOR, with its replacement rate still to be determined. If an underlying reference rate is the LIBOR and if the duration of the swap extends past 2021, documentation that memorializes the terms of the interest rate swap will need to include language that allows a transition from LIBOR to the replacement interest rate to avoid confusion in valuation of payment settlements. A swap agreement can increase or decrease the volatility of a Fund's investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty credit risk.
Because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself. Liquidity risk and interest rate risk can each contribute to significant and unanticipated losses to the Fund.
Investment Company Securities Risk
— The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.
Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund's purchases of shares of such ETFs are subject to the Fund's investment restrictions regarding investments in other investment companies.
ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Fund).
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Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (
e.g.
, if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.
Investments in Loans Secured by Real Estate Risk
— Certain Funds may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.
Investments in Structured Products Risk
— Certain Funds may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). Structured products, for purposes of this Prospectus, are not derivative instruments. The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. Structured investments may have certain features of equity and debt securities, but also may have additional features. The cash flow on the underlying instruments may be apportioned among the structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to the structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products that represent derived investment positions based on relationships among different markets or asset classes.
The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. The returns on these investments may be linked to the value of an index, a basket of instruments, an individual stock, bond or other security, an interest rate or a commodity.
The risks associated with structured products involve the risks of loss of principal due to market movement. In addition, investments in structured products may be illiquid in nature, with no readily available secondary market. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on a structured product is derived by linking the return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products.
Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products typically are sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.
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Japan Investment Risk
— The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since 2000, Japan’s economic growth rate generally has remained low relative to other advanced economies, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could affect a Fund negatively. Japan is located in a part of the world that historically has been prone to natural disasters and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy.
In addition, the growth of Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging market economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could affect the economy adversely, especially the export sector, and destabilize the region as a whole.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure and large government deficits. The Japanese yen has fluctuated widely at times, and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may affect Japan’s economic competiveness adversely. Japan also remains heavily dependent on oil imports, and higher commodity prices could, therefore, have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.
Large Company Risk
— Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk
— Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when a Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of a Fund if it invests in such securities.
Loan Origination Risk
— Certain Funds may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. To the extent the Fund acts as an original lender, the Fund's success would depend, in part, on its ability to originate loans on advantageous terms. In making loans, the Fund would compete with a broad spectrum of lenders, many of which may have substantially greater financial resources. Additionally, the Fund may make loans to borrowers that are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund's portfolio. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund's investments being over-concentrated in certain borrowers.
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Loan Risk
— In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund's ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund's returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. If the loan is unsecured, there is no specific collateral on which a Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.
Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.
Loans to Private and Middle Market Companies Risk
— Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:
■	these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;
■	these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
■	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and
■	these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.
Low-Rated Securities Risk
— In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.
In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or
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unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.
Management Risk
— The Investment Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.
Market Risk
— Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by a Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
In the years since the financial crisis that started in 2008, the U.S. and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that recent policy changes by the U.S. government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets.
The value of assets or income from a Fund's investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Mid-Size Company Risk
— Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.
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Money Market Fund Regulatory Risk
— As a money market fund, Ivy Cash Management Fund is subject to the specific rules governing money market funds and is subject to regulation by the SEC. These rules govern the manner in which money market funds are structured and operated and could significantly affect the money market fund industry generally and, therefore, may impact Fund expenses, operations, returns and liquidity.
Mortgage-Backed and Asset-Backed Securities Risk
— Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing a Fund's income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.
Certain mortgage-backed securities are U.S. government securities. See
U.S. Government Securities Risk
for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
Multi-Manager Risk
— While IICO monitors the investments of each subadviser and monitors the overall management of each Fund, including rebalancing each Fund’s target allocations, IICO and each subadviser make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by a subadviser or IICO in an investment sleeve will not always be complementary of those used by the others, which could adversely affect the performance of a Fund. As a result, the Fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.
Subject to the overall supervision of each Fund’s investment program by IICO, each Investment Manager is responsible, with respect to the portion of the Fund's assets it manages, for compliance with the Fund's investment strategies and applicable law. Apollo has limited experience managing mutual funds, which, unlike other investment vehicles, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Municipal Lease Obligations Risk
— Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.
Non-Agency Securities Risk
— The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government. These securities may include, but are not limited to, securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans). Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.
Non-Diversification Risk
— Certain Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, such Funds may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
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Options Risk
— An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date or on multiple dates. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the underlying instrument. A Fund may purchase or write (sell) both exchange-traded options that are traded on domestic or foreign exchanges and/or OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option if the terms call for physical delivery. In the event that a Fund has purchased an OTC option, failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. In an exchange-traded option, the exchange would step in and perform in the event of counterparty nonperformance. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If a Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Political, Legislative or Regulatory Risk
— The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.
In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the federal income tax (or serious consideration of such a change by the U.S. government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.
Portfolio Turnover Risk
— Frequent buying and selling of investments involve higher costs to a Fund and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in a Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.
Preferred Stock Risk
— Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.
Puerto Rico Municipal Securities Risk
— Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of a Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizeable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.
Real Estate Industry Risk
— Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Redemption Risk
— A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund's performance.
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Regional Focus Risk
— Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and a Fund's performance may be more volatile than the performance of a more geographically diversified fund.
Reinvestment Risk
— Income from a Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.
REIT-Related Risk
— The value of a Fund's investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, a Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.
REOC-Related Risk
— A REOC is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT, it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund's REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. In addition, a Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.
Restricted Securities Risk
— Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of a Fund.
Russia Investment Risk
— Certain Funds may invest a portion of their assets in securities issued by Russian issuers. In addition to the existing general risks that a Fund faces with respect to its investments in the Russian market (including political risk, emerging market risk, and currency risk), a Fund currently faces additional, heightened risks due to recent political unrest involving Russia and Ukraine.
The U.S. and the EU have imposed economic sanctions on certain Russian persons and issuers over Russia’s annexation of Crimea from Ukraine, which recently have been extended by the EU through July 2021. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. In addition, there is a risk that tensions over Russia’s actions in Crimea and elsewhere could continue to escalate, resulting in the imposition of further sanctions against Russia, including actions that could negatively affect entire sectors of its economy. Such events and resulting sanctions, or even the threat of further sanctions, potentially pose significant risks to a Fund, as the value of its investments in Russian securities or companies with substantial exposure to the Russian economy may decline or become increasingly volatile; additionally, further potential international response may result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Continued retention of Russian securities mandated by law, or forced divestiture of such securities, could negatively affect the value of a Fund's assets and its investment performance. Sanctions also could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Fund's performance may be adversely affected.
Sanctions Risk
— From time-to-time, the U.S. Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned
124        Prospectus

country, or may limit investments in a sanctioned country. When sanctions are placed on a country, the Fund may experience limitations on its investments in that country, including, the inability to dispose of securities in that country, the inability to settle security transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign investment risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the U.S. Government or other governments.
Sector Risk
— At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.
Securities Lending Risk
— Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.
Senior Loan Risk
— Senior (or first-lien) loans, which include fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment-grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Fund's NAV and income distributions. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.
There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates. No active trading market may exist for certain senior loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.
Small Company Risk
— Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.
Student Loan Risk
— Student loan bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the U.S. Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
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Swaps Risk
— A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.
Targeted Return Strategy Risk
— There can be no assurance that Ivy Pictet Targeted Return Bond Fund’s returns over time or during any period will be positive or will exceed the Fund’s benchmark. An investor may lose money by investing in the Fund. The Fund’s performance will fluctuate over the short and long term, and the Fund may experience negative short term or long term returns. Investment returns tend to fluctuate over shorter time periods as market conditions vary. Although the Fund expects to produce less volatile returns over time than has been historically associated with the bond markets, the Fund’s investment returns could be volatile (volatility refers to the tendency of investments and markets to fluctuate in price over time). Given the Fund’s strategy, the Fund may not always perform in line with the performance of the bond markets. The Fund may underperform during periods of strong overall bond market performance. The Fund may employ investment management techniques that are less constrained than those often used by traditional bond funds, and expects to use derivatives for various purposes. Unlike traditional bond funds, the Fund should not be expected to benefit from general bond market returns, may not generate current income and should not be expected to experience price appreciation as interest rates decline.
Although Pictet AM will apply investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective. Returns from a specific type of security in which the Fund invests or the investment style might trail the returns of the overall market or produce negative returns. In the past, different types of securities and strategies have experienced cycles of outperformance and underperformance in comparison to the market in general.
Taxability Risk
— In purchasing municipal securities, Ivy California Municipal High Income Fund and IICO rely on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal and/or California income tax. A tax opinion generally is provided at the time a municipal security is initially issued. However, after the Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by the IRS or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.
Theme Risk
— A Fund's investment strategy may incorporate the identification of themes, in which case the Fund's performance may suffer if the Investment Manager does not correctly identify such themes or if a theme develops in an unanticipated way.
U.S. Government Securities Risk
— Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.
A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.
U.S. State and Territories Municipal Securities Risk
— Although Ivy California Municipal High Income Fund expects to invest its assets predominately in obligations issued by the State of California, the Fund may invest in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, as well as U.S. territories and possessions such as the District of Columbia, the U.S. Virgin Islands and Guam. As with California municipal securities, events in any U.S. state or territory where the Fund is invested may affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of such states or territories.
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Value Stock Risk
— Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.
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The Management of the Funds
Investment Adviser
The Funds are managed by Ivy Investment Management Company (IICO), subject to the authority of the Board. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200. IICO is an SEC-registered investment adviser with approximately $67.9 billion in assets under management as of September 30, 2020 and serves as the investment manager and as such provides investment advice to and supervises the investments for each of the Funds within the Ivy Funds, which, prior to April 1, 2010, was comprised of funds from both Ivy Funds, Inc. (a Maryland corporation) and Ivy Funds (a Massachusetts business trust) that IICO managed dating back to December 2002. On April 1, 2010, Ivy Funds, a Delaware statutory trust (Trust), succeeded to both of those entities. IICO is located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.
IICO has received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for a Fund without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. The Order permits the Funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.
Shareholders of each Fund and/or each Predecessor Fund have approved the use of the Order. Accordingly, the Funds included in this Prospectus may rely on the Order.
Investment Subadvisers
Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund:
The investment subadvisers are responsible for the day-to-day portfolio management of a portion of each Fund, as set forth below, subject to the supervision of IICO and the Board. Each subadviser manages the portion of each Fund allocated to it by IICO consistent with the overall investment strategy of that Fund. IICO periodically reallocates assets among the sleeves of the Funds managed by the subadvisers, as discussed above.
By using subadvisers to manage various sleeves, and by periodically reallocating each Fund’s assets among those sleeves, IICO seeks long-term benefits from a balance of different investment disciplines. IICO believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds. In addition, the use of multiple subadvisers may help to protect the Funds from capacity risk (a subadviser’s determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to that subadviser).
Apollo Credit Management, LLC (Apollo), an SEC-registered investment adviser located at 9 West 57th Street, New York, New York 10019, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, the total return strategy of each of the Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund pursuant to an agreement with IICO. Apollo has operated as an investment adviser since 2011 and is a subsidiary of Apollo Global Management, Inc. (together with its consolidated subsidiaries, including Apollo, Apollo Global). As of September 30, 2020, Apollo Global’s total assets under management were approximately $433 billion.
LaSalle Investment Management Securities, LLC (LaSalle), an SEC-registered investment adviser located at 100 East Pratt Street, 20th Floor, Baltimore, Maryland 21202, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, the global real estate strategy of the Ivy Apollo Multi-Asset Income Fund pursuant to an agreement with IICO. LaSalle had approximately $4.3 billion in assets under management as of September 30, 2020. LaSalle is responsible for the overall management of the global real estate strategy’s portfolio of investments, including the allocation of that sleeve’s assets among various regions and countries, and making purchases and sales consistent with the Fund’s objectives and strategies. LaSalle may invest in securities of issuers in any country.
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Ivy International Small Cap Fund:
Mackenzie Investments Europe Limited (Mackenzie Europe), an SEC-registered investment adviser located at Brooklawn House, Shelbourne Rd, Ballsbridge, Dublin 4, 4, Ireland, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy International Small Cap Fund pursuant to an agreement with IICO. Mackenzie Europe delegates to its affiliate, Mackenzie Investments Asia Limited (Mackenzie Asia, and collectively with Mackenzie Europe, Mackenzie), an investment adviser located at Suite 1011-12, Two Pacific Place, 88 Queensway, Hong Kong, certain investment management, trading and other responsibilities for Fund investments, as further described below. Mackenzie had approximately $110.6 billion in assets under management as of September 30, 2020. Mackenzie Europe is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Mackenzie Europe also is responsible for the supervision of Mackenzie Asia, a subadviser of the Fund that assists with certain portfolio management, trading and other matters.
Ivy Pictet Emerging Markets Local Currency Debt Fund:
Pictet Asset Management Limited (Pictet UK), an SEC-registered investment adviser located at Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom, serves as the investment subadviser, and as such provides investment advice, to and generally conducts the investment management program for, Ivy Pictet Emerging Markets Local Currency Debt Fund pursuant to an agreement with IICO. Pictet UK delegates to its affiliate, Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore), an SEC-registered investment adviser located at 10 Marina Boulevard, Unit 22-01 Tower 2, Marina Bay Financial Centre, Singapore, investment management responsibilities for the portion of the portfolio allocated by Pictet UK to Asian investments, as further described below. Pictet Asset Management as a group had approximately $224.6 billion in assets under management as of September 30, 2020. Pictet UK is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Subject to the Fund’s investment policies and restrictions, Pictet UK may invest in securities of issuers in any country. Pictet UK also is responsible for the supervision of Pictet Singapore, a subadviser of the Fund that assists with portfolio management.
Pictet Singapore makes investments consistent with the Fund’s investment objective and strategies and focuses on those issuers that maintain their principal place of business or conduct their principal business activities in Asia, or issuers whose securities are traded in Asian markets. Pictet Singapore also assists Pictet UK on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by Pictet UK. There is no pre-determined allocation to Pictet Singapore. The amount is determined through Pictet’s investment process, as described in this Prospectus, and on-going discussions between the subadvisers.
Ivy Pictet Targeted Return Bond Fund:
Pictet Asset Management SA (Pictet AM CH), an SEC-registered investment adviser located at 60 Route Des Acacias, Geneva, Switzerland 1211-73, serves as the investment subadviser, and as such provides investment advice, to and generally conducts the investment management program for, Ivy Pictet Targeted Return Bond Fund pursuant to an agreement with IICO. Pictet AM CH delegates to its affiliate, Pictet UK, certain investment management, trading and other responsibilities for Fund investments, as further described below. Pictet Asset Management as a group had approximately $224.6 billion in assets under management as of September 30, 2020. Pictet AM CH is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Pictet AM CH is also responsible for the supervision of Pictet UK, a subadviser of the Fund that assists with certain portfolio management, trading and other matters.
Pictet UK personnel are members of the Pictet AM Investment Team. The Pictet AM Investment Team conducts research regarding potential investment opportunities, evaluates and analyzes investment opportunities, and makes investment decisions for the Fund.
Ivy PineBridge High Yield Fund:
PineBridge Investments LLC (PineBridge), an SEC-registered investment adviser located at 65 East 55th Street, 6th Floor; New York, New York 10022, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy PineBridge High Yield Fund pursuant to an agreement with IICO. PineBridge had approximately $111.7 billion in assets under management as of September 30, 2020. PineBridge is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies.
Management Fees
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
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Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund's subadviser, if any. Each Fund also pays other expenses, which are explained in the SAI. For Ivy International Small Cap Fund, Mackenzie Europe is responsible for paying Mackenzie Asia for the performance of the delegated services. For Ivy Pictet Emerging Markets Local Currency Debt Fund, Pictet UK is responsible for paying Pictet Singapore for the performance of the delegated services. For Ivy Pictet Targeted Return Bond Fund, Pictet AM CH is responsible for paying Pictet UK for the performance of the delegated services.
The management fee, accrued daily, is payable by a Fund at the annual rates of:
■
Ivy Apollo Multi-Asset Income Fund:
0.70% of the Fund’s net assets up to $1 billion; 0.65% of the Fund’s net assets over $1 billion and up to $2 billion; 0.61% of the Fund’s net assets over $2 billion and up to $3 billion; and 0.58% of the Fund’s net assets over $3 billion.

■
Ivy Apollo Strategic Income Fund:
0.68% of the Fund’s net assets up to $1 billion; 0.62% of the Fund’s net assets over $1 billion and up to $2 billion; 0.58% of the Fund’s net assets over $2 billion and up to $3 billion; and 0.57% of the Fund’s net assets over $3 billion.

■
Ivy California Municipal High Income Fund:
0.525% of net assets up to $500 million; 0.50% of net assets over $500 million and up to $1 billion; 0.45% of net assets over $1 billion and up to $1.5 billion; 0.40% of net assets over $1.5 billion and up to $5 billion; 0.395% of net assets over $5 billion and up to $10 billion; 0.39% of net assets over $10 billion and up to $15 billion; and 0.385% of net assets over $15 billion.

■	Ivy Cash Management Fund: 0.35% of net assets up to $1 billion; and 0.30% of net assets over $1 billion.
■	Ivy Corporate Bond Fund: 0.475% of net assets up to $1 billion; 0.45% of net assets over $1 billion and up to $1.5 billion; and 0.40% of net assets over $1.5 billion.
■
Ivy Crossover Credit Fund:
0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.425% of net assets over $1 billion and up to $2.5 billion; 0.40% of net assets over $2.5 billion and up to $5 billion; and 0.375% of net assets over $5 billion.

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Ivy Government Securities Fund:
0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.40% of net assets over $1 billion and up to $1.5 billion; and 0.35% of net assets over $1.5 billion.

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Ivy International Small Cap Fund:
1.00% of net assets up to $1 billion; 0.95% of net assets over $1 billion and up to $2 billion; 0.90% of net assets over $2 billion and up to $5 billion; and 0.85% of net assets over $5 billion.

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Ivy Pictet Emerging Markets Local Currency Debt Fund:
0.75% of net assets up to $1 billion; 0.725% of net assets over $1 billion and up to $2 billion; 0.70% of net assets over $2 billion and up to $5 billion; 0.675% of net assets over $5 billion and up to $10 billion; and 0.65% of net assets over $10 billion.

■
Ivy Pictet Targeted Return Bond Fund:
0.90% of net assets up to $1 billion, 0.85% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $5 billion, and 0.75% of net assets over $5 billion.

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Ivy PineBridge High Yield Fund:
0.625% of net assets up to $500 million; 0.60% of net assets over $500 million and up to $1 billion; 0.55% of net assets over $1 billion and up to $1.5 billion; 0.50% of net assets over $1.5 billion and up to $10 billion; 0.49% of net assets over $10 billion and up to $20 billion; and 0.48% of net assets over $20 billion.

Net management fees (including any waivers) for the following Funds as a percent of the Fund’s average net assets for the most recent fiscal year ended September 30, 2020 were:
Fund	Net Management Fee Paid 1
Ivy Apollo Multi-Asset Income Fund	0.63%
Ivy Apollo Strategic Income Fund	0.56%
Ivy California Municipal High Income Fund	0.17%
Ivy Cash Management Fund	0.34%
Ivy Corporate Bond Fund	0.48%
Ivy Crossover Credit Fund	0.25%
Ivy Government Securities Fund	0.50%
Ivy International Small Cap Fund	0.80%
Ivy Pictet Emerging Markets Local Currency Debt Fund	0.44%
Ivy Pictet Targeted Return Bond Fund	0.71%
Ivy PineBridge High Yield Fund	0.52%
1	For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a Fund’s net assets are less than $25 million, subject to IICO’s right to change, modify or terminate this voluntary waiver at any time, without prior notice to shareholders.
130        Prospectus

Pursuant to a 2011 agreement between IICO and the Trust, IICO has determined to voluntarily waive and/or reimburse sufficient expenses of any class of Ivy Cash Management Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Cash Management Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.
A discussion regarding the basis for the approval by the Board of the advisory contract for each of the Funds, as well as the subadvisory contracts with Apollo, LaSalle, Mackenzie, Pictet and PineBridge, is available in the Fund’s Annual Report to Shareholders for the period ended September 30, 2020.
Fund Management
Ivy Apollo Multi-Asset Income Fund:
Daniel P. Hanson, Mark G. Beischel, Chad A. Gunther, Robert E. Nightingale, Christopher J. Parker, James Zelter, Joseph Moroney, Matthew Sgrizzi, Lisa L. Kaufman, Ben Lentz and Paul Meierdierck are primarily responsible collectively for the day-to-day portfolio management of Ivy Apollo Multi-Asset Income Fund. Mr. Hanson has held his Fund responsibilities since December 2019. Mr. Hanson is Senior Vice President and CIO of IICO, and Vice President of the Trust. Mr. Hanson joined IICO in 2019. Prior to joining IICO, he served as a portfolio manager for BlackRock and served as an investment executive at BlackRock, Jarislowsky Fraser and JANA Partners. He earned a BA in Economics and French from Middlebury College, and an MBA, Accounting and Analytic Finance, from The University of Chicago. Mr. Hanson is a Chartered Financial Analyst.
Mr. Beischel has held his Fund responsibilities since October 2015. Mr. Beischel is Senior Vice President of IICO, and Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Mr. Beischel has served as Global Director of Fixed Income of IICO since June 2011. Mr. Beischel has served as assistant portfolio manager for investment companies managed by IICO since 2000, and has been an employee of such since 1998. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in Finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.
Mr. Gunther has held his Fund responsibilities since October 2015. Mr. Gunther is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He has been an employee of IICO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by IICO since 2008. Mr. Gunther earned a BS in Business Administration from the University of Kansas, and an MBA with an emphasis in Finance from the Washington University/St. Louis Olin Graduate School of Business.
Mr. Nightingale has held his Fund responsibilities since October 2015. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in 1996 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO since February 2006. Mr. Nightingale earned a BS degree in Economics from the University of Wisconsin, an MS in Urban and Regional Planning and an MS in Finance from the University of Wisconsin. He is a member of the CFA Institute.
Mr. Parker has held his Fund responsibilities since April 2018. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in January 2008 as an investment analyst and has served as portfolio manager for investment companies managed by IICO since September 2011. He earned a BS degree in Finance from Boston College and an MBA with concentrations in Finance and Management/Strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.
Mr. Zelter has held his Fund responsibilities since October 2015. Mr. Zelter joined Apollo Global in 2006 and is Co-President of Apollo and Chief Investment Officer of Apollo Capital Management, L.P., Apollo Global’s credit asset management business. He is also the Chief Executive Officer and director of Apollo Investment Corporation. Prior to joining Apollo Global, Mr. Zelter was with Citigroup Inc. and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that, he was responsible for the firm’s Global High Yield franchise. Mr. Zelter is a board member of DUMAC, the investment management company that oversees the Duke Endowment and Duke Foundation, and a Director of the Dalton School. Mr. Zelter has a degree in economics from Duke University.
Mr. Moroney has held his Fund responsibilities since April 2018. Mr. Moroney joined Apollo Global in 2008 and is the Co-Head of the Global Corporate Credit platform for Apollo Capital Management, L.P. He also serves as Senior Portfolio Manager for Apollo. Prior to joining Apollo, Mr. Moroney was with Aladdin Capital Management, where he served as the Senior Managing Director of its leveraged loan group. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering. He is a Chartered Financial Analyst.
Prospectus        131

Mr. Sgrizzi has held his Fund responsibilities since October 2015. He is a Managing Director and the Chief Investment Officer of LaSalle. Mr. Sgrizzi, CFA, is a Global Portfolio Manager with the responsibility for regional and sector allocation of global client portfolios and for managing diversified portions of LaSalle’s securities portfolios. Mr. Sgrizzi’s previous responsibilities included serving as the senior European analyst and acting as a deputy European portfolio manager. Prior to that, he held responsibilities as an analyst in Baltimore covering US lodging companies, Asia Pacific listed property companies and overall global portfolio management. He graduated from Loyola University Maryland with a B.A. in Finance, and joined LaSalle in 2002. Mr. Sgrizzi is a member of the Baltimore Security Analysts Society.
Ms. Kaufman has held her Fund responsibilities since September 2016. She is a Managing Director and Chief Executive Officer of LaSalle and is a U.S. Portfolio Manager responsible for sector allocation of LaSalle’s domestic securities portfolios and for managing specialty portions of LaSalle’s securities portfolios. Ms. Kaufman’s previous responsibilities included serving as a Senior Analyst, covering U.S. retail, U.S. industrial and Canadian retail companies, as well as acting as the Deputy Portfolio Manager for North America. Ms. Kaufman received an MBA in Finance from Columbia Business School and a B.A. in Urban Studies and Political Science from Brown University. She joined LaSalle in 1994. Ms. Kaufman is a member of NAREIT and ICSC.
Mr. Lentz has held his Fund responsibilities since December 2019. He is a Managing Director with LaSalle. He is a Portfolio Manager responsible for managing retail and industrial portions of LaSalle’s securities portfolios. His prior responsibilities at the firm included serving as a North America deputy portfolio manager, Director of Research and security analysis of publicly traded regional malls and hotel real estate companies. He earned a B.A. in Economics and Political Science from The Johns Hopkins University in 2000. Mr. Lentz is a Chartered Financial Analyst.
Mr. Meierdierck has held his Fund responsibilities since December 2019. He is a Managing Director with LaSalle. He is a Portfolio Manager responsible for managing office, residential and healthcare portions of LaSalle’s securities portfolios. He joined LaSalle in 2007. His prior responsibilities at the firm included security analysis of publicly traded residential and healthcare real estate companies in the United States and real estate companies in Canada. He earned a B.B.A. in Finance from James Madison University. Mr. Meierdierck is a Chartered Financial Analyst.
Ivy Apollo Strategic Income Fund:
Mark G. Beischel, Chad A. Gunther, James Zelter and Joseph Moroney are primarily responsible collectively for the day-to-day portfolio management of Ivy Apollo Strategic Income Fund. Mr. Beischel has held his Fund responsibilities since October 2015. Biographical information for Mr. Beischel is listed above under
The Management of the Funds —Fund Management — Ivy Apollo Multi-Asset Income Fund
.
Mr. Gunther has held his Fund responsibilities since October 2015. Biographical information for Mr. Gunther is listed above under
The Management of the Funds — Fund Management — Ivy Apollo Multi-Asset Income Fund
.
Mr. Zelter has held his Fund responsibilities since October 2015. Biographical information for Mr. Zelter is listed above under
The Management of the Funds — Fund Management — Ivy Apollo Multi-Asset Income Fund
.
Mr. Moroney has held his Fund responsibilities since April 2018. Biographical information for Mr. Moroney is listed above under
The Management of the Funds — Fund Management — Ivy Apollo Multi-Asset Income Fund
.
Ivy California Municipal High Income Fund:
Bryan J. Bailey is primarily responsible for the day-to-day portfolio management of Ivy California Municipal High Income Fund, and has held his Fund responsibilities since October 2020. Mr. Bailey is Senior Vice President of IICO and Vice President of the Trust. He has served as portfolio manager for investment companies managed by IICO since June 2000, and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in Business from Indiana University, and an MBA in Financial Management/Statistics from the University of Chicago Booth School of Business. He is a Chartered Financial Analyst (CFA) Charterholder.
Ivy Cash Management Fund:
Mira Stevovich is primarily responsible for the day-to-day portfolio management of Ivy Cash Management Fund. Ms. Stevovich has held her Fund responsibilities for the Fund since January 2018, and was a manager of the Predecessor Fund since May 1998. She is Vice President of IICO, Vice President and Assistant Treasurer of the Trust, and Vice President and Assistant Treasurer of and portfolio manager for other investment companies for which IICO serves as investment manager. Ms. Stevovich has been an employee of the company since March 1987. She earned a BA degree from Colorado Women’s College, and holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. She is a Chartered Financial Analyst.
Ivy Corporate Bond Fund:
Mark G. Beischel and Susan K. Regan are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Beischel has held his Fund responsibilities since April 2018. Biographical information for Mr. Beischel is listed above under
The Management of the Funds — Fund Management — Ivy Apollo Multi-Asset Income Fund
.
Ms. Regan has held her Fund responsibilities since April 2018. She is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Ms. Regan joined the company in November 2007 as a fixed-income investment analyst and trader. She earned a BA in Economics in May 1984 and an MA in Economics in December 1985 from the University of Missouri-Columbia.
132        Prospectus

Ivy Crossover Credit Fund:
Mark G. Beischel, Susan K. Regan and Benjamin J. Esty are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Beischel has held his Fund responsibilities since April 2018. Biographical information for Mr. Beischel is listed above under
The Management of the Funds — Fund Management — Ivy Apollo Multi-Asset Income Fund
.
Ms. Regan has held her Fund responsibilities since April 2018. Biographical information for Ms. Regan is listed above under
The Management of the Funds — Fund Management — Ivy Corporate Bond Fund.
Mr. Esty has held his Fund responsibilities since July 2018. He is Vice President of IICO and Vice President of the Trust. Prior to joining IICO in 2018, Mr. Esty was a Partner and Portfolio Manager with Palmer Square Capital Management. He was a Partner with Eagle River Asset Management from 2010 to 2013. He earned a BA from University of Pennsylvania, with a double major in Economics and International Relations.
Ivy Government Securities Fund:
Susan K. Regan and Mark G. Beischel are primarily responsible for the day-to-day portfolio management of the Fund. Ms. Regan has held her Fund responsibilities since February 2018. Biographical information for Ms. Regan is listed above under
The Management of the Funds — Fund Management — Ivy Corporate Bond Fund
.
Mr. Beischel has held his Fund responsibilities since April 2018. Biographical information for Mr. Beischel is listed above under
The Management of the Funds — Fund Management — Ivy Apollo Multi-Asset Income Fund
.
Ivy International Small Cap Fund:
Martin Fahey, Bryan Mattei and Kalle Huhdanmäki are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Fahey and Mr. Mattei have held their Fund responsibilities since the inception of the Fund, and Mr. Huhdanmäki has held his Fund responsibilities since December 2019.
Mr. Fahey is Lead Portfolio Manager and Head of European Equities for Mackenzie Europe. He joined Mackenzie in 1993. He earned a Bachelor of Commerce and Master of Business Studies (Honors) degree at University College Galway. He is a Chartered Financial Analyst.
Mr. Mattei is an Associate Portfolio Manager with Mackenzie Asia. Mr. Mattei joined Mackenzie Europe in 2013 and moved to Mackenzie Asia in 2014. Prior to joining Mackenzie, he was Head of Research for Cantor Fitzgerald in Ireland. He earned a BS from Boston College, Carroll School of Management and studied Business, Economics and Social Sciences at the University of Dublin, Trinity College. He is a Chartered Financial Analyst.
Mr. Huhdanmäki has been an Associate Portfolio Manager with Mackenzie Europe since October 2019. He previously was a co-portfolio manager at Nordea Asset Management in Copenhagen from 2012-2019 and was at SEB Asset Management from 2005-2012. Mr. Huhdanmäki earned a Masters of Science Degree (Econ) from the University of Copenhagen.
Ivy Pictet Emerging Markets Local Currency Debt Fund:
The Pictet Investment Team is primarily responsible for the day-to-day portfolio management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Guido Chamorro, Carrie Liaw, Alper Gocer, Robert Simpson, Ali Bora Yigitbasioglu and Adriana Cristea. Each of Ms. Barton and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; Mr. Gocer has managed the Fund since May 2018; Mr. Simpson has managed the Fund since May 2019 and each of Mr Yigitbasioglu and Ms. Cristea has managed the Fund since July 2020. Ms. Barton serves as Senior Investment Manager and Head of Emerging Debt with responsibility for investment management, product development and client relations. She joined Pictet UK in 2004 as an emerging debt analyst and is a CFA Charter holder. Ms. Barton graduated with a BA in Philosophy, Politics and Economics from Balliol College, Oxford and holds an MSC with distinction in Development Finance from the Centre for Financial Management Studies, SOAS (School of Oriental and African Studies), part of the University of London.
Guido Chamorro joined Pictet UK in 2005 as a credit analyst. Mr. Chamorro graduated with a BA in Economics from the University of Chicago and holds an MBA from the University of Chicago Graduate School of Business.
Carrie Liaw joined Pictet Singapore in 2015 as an Investment Manager and is currently a Senior Investment Manager. Prior to joining Pictet, Ms. Liaw worked for the Monetary Authority of Singapore for fifteen years in the Reserve Management Department. She holds a Bachelor of Business (Hons) in Financial Analysis from Nanyang Technological University in Singapore and is a CFA charterholder.
Alper Gocer joined Pictet UK in 2016 as a Senior Investment Manager in the Total Return Emerging Markets team. Mr. Gocer graduated with a Bachelor of Science degree in Industrial Engineering from Bilkent University and holds a Master’s degree in Finance from the London Business School.
Robert Simpson joined Pictet UK in 2019 as a Senior Investment Manager for Emerging Market Debt. Prior to joining Pictet, Mr. Simpson worked at Insight Investment for thirteen years as a portfolio manager. He holds a BSc in Pharmacology, a postgraduate Diploma in Economics and an MSc in Finance and Economics from the University of Manchester. He is a CFA charterholder.
Prospectus        133

Ali Bora Yigitbasioglu joined Pictet UK in 2019 as a Senior Investment Manager. Before joining Pictet, Mr. Yigitbasioglu was a Senior Portfolio Manager and Equity Partner with Cambridge Strategy Asset Management Monaco specializing in FX and Rates. He holds a PhD in Finance (Financial Mathematics), an MSc, Distinction, in Finance from the Imperial College, London, an MS in Business Administration from Bilkent University, Ankara, and a BA in Mathematics from the University of Cambridge.
Adriana Cristea joined Pictet UK in April 2018 as an Investment Manager. Prior to joining Pictet, Ms. Cristea spent six years at DG Partners as a Senior Global Macro Research Analyst and Strategist. She holds a BSc in Financial Management from the University of Essex and a MSc in Finance from the University of Warwick.
Ivy Pictet Targeted Return Bond Fund:
The Pictet AM Investment Team is primarily responsible for the day-to-day portfolio management of the Fund. The Pictet AM Investment Team consists of Andres Sanchez Balcazar, David Bopp, Ella Hoxha, Ossi Valtanen and Filip Vojnic-Zelic. Messrs. Balcazar and Bopp have held their responsibilities for the Fund since its inception in January 2016, Ms. Hoxha has held her responsibilities for the Fund since March 2019 and Messrs. Valtanen and Vojnic-Zelic have held their responsibilities for the Fund since December 2020. Mr. Balcazar joined Pictet AM CH in 2011 as Co-Head of the Global & Regional Bonds Team and assumed the role of Head of the Global & Regional Bonds Team in 2017. Prior to joining Pictet AM CH, he was a senior portfolio manager for Western Asset Management Company LTD for six years. Mr. Balcazar holds a degree in Economics from Universidad de los Andes and a Master’s Degree in Management from HEC Paris. He is a Chartered Financial Analyst.
Mr. Bopp joined Pictet AM CH in 2004, serving as an Investment Manager in the Global & Regional Bonds Team. Prior to joining Pictet AM CH, he spent three years in portfolio management at UBS. He holds a degree in Economics from the HEC Business School in Lausanne and is a Chartered Financial Analyst.
Ms. Hoxha joined Pictet AM CH in 2018 as a Senior Investment Manager in the Global & Regional Bonds Team specializing in macrorisks in rates and currency markets. Prior to joining Pictet AM CH, she was a Managing Director/Fixed Income Portfolio Manager at Wellington Management. Ms. Hoxha holds a BA in Business and Finance from Oxford Brookes University and a MSc in International Finance from the University of Westminster. She is a CFA charterholder.
Mr. Valtanen joined Pictet AM CH in 2020 as a Senior Investment Manager in the Global & Regional Bonds Team, focusing on credit investments. Prior to joining Pictet AM CH, he was Managing Partner for more than 6 years at Keypoint Financial. Mr. Valtanen holds a degree in Economics from the University of Surrey.
Mr.Vojnic-Zelic joined Pictet AM CH in 2016 and serves as an Investment Manager in the Global & Regional Bonds team. He graduated from the Technical University of Vienna with a BSc in Mathematics and holds a MSc in Quantitative Finance from the ETH and University of Zurich. He is a Chartered Financial Analyst (CFA) charterholder.
Ivy PineBridge High Yield Fund:
John Yovanovic, CFA, Jeremy Burton, CFA and Dan Purser, CFA are primarily responsible for the day-to-day portfolio management of the Fund, and each has held his Fund responsibilities since the inception of the Fund. Mr. Yovanovic joined PineBridge in 2000 and is Managing Director and Portfolio Manager, leading the team responsible for management of high yield bond portfolios. Prior to joining PineBridge, Mr. Yovanovic was with Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic received a BBA from the University of Houston and is a CFA charterholder.
Mr. Burton joined PineBridge in 2004 and is a Managing Director, Portfolio Manager, serving as a member of the portfolio management team for both high-yield bonds and leveraged loans. Prior to joining PineBridge, he was an Investment Banking Analyst with CIBC World Markets. Mr. Burton received a BA with a concentration in History from Harvard College and an MBA with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder.
Mr. Purser joined PineBridge in 2005 and is a Managing Director, Credit Analyst. Prior to joining PineBridge, he worked at Sandell Asset Management as a Senior Analyst — Distressed Securities. Mr. Purser received a BS in Business Administration and a MS in Management — Finance and Accounting, from the University of California, Riverside. He also earned an MBA from the Georgia Institute of Technology. Mr. Purser is a CFA charterholder.
Additional information regarding the portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund securities, is included in the SAI.
Other members of IICO's and the subadvisers’ (as applicable) investment management departments provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.
134        Prospectus

Your Account
Choosing a Share Class
Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class C shares (if investing for fewer than five years). Class C shares are not available for investments of $1 million or more. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. Class I shares, Class N shares and Class Y shares are described below. Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.
Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.
General Comparison of Class A, Class B and Class C Shares
Class A	Class B 1	Class C 2
Initial sales charge	N/A	No initial sales charge
1.00% deferred sales charge 3	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	With certain exceptions, converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available	N/A	Individuals investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares.
1	The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.
2	Class C shares of Ivy Cash Management Fund are not available for direct investment.
3	A 1% CDSC is only imposed on Class A shares purchased at NAV for $500,000 or more that are subsequently redeemed within 12 months of purchase.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in
Appendix B
to this Prospectus, entitled
Intermediary Sales Charge Discounts and Waivers. Appendix B
is incorporated herein by reference (is legally a part of this Prospectus).
Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares (as applicable) except that Ivy Cash Management Fund Class A shares do not have a Plan. Class I shares and Class N shares are not covered under the Plan. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, a Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of that Fund’s Class A shares. This fee is to compensate IDI for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Plan, a Fund may pay IDI, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of Class B and Class C shares to compensate IDI for, either directly or through third parties, providing personal service to shareholders of those classes and/or maintaining shareholder accounts for those classes and a maximum distribution fee of up to 0.75% of the average daily net assets of those classes to compensate IDI for, either directly or through third parties, distributing shares of those classes. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IDI with respect to the Fund’s Class B or Class C shares would exceed the maximum amount of such charges that IDI is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) as then in effect. Under the Plan, a
Prospectus        135

Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.
Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost, and reduce the return, of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares.All or a portion of these fees may be paid to your financial advisor.
Class A Shares
Class A shares
of each Fund  (other than Ivy Cash Management Fund) are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the tables below. The shares’ offering price includes this initial sales charge. As noted, Class A shares under the Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Class I shares.
Calculation of Sales Charges on Class A Shares
All Funds Except lvy Cash Management Fund, Ivy International Small Cap Fund and Ivy Apollo Multi-Asset Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price 1	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $500,000	2.50%	2.56%	2.00%
$500,000 and over 2	0.00	0.00	see below

Ivy International Small Cap Fund Ivy Apollo Multi-Asset Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price 1	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $300,000	3.50%	3.63%	2.80%
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 and over 2	0.00	0.00	see below
1	Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
2	No sales charge is payable at the time of purchase on investments of $500,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.
IDI may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.
IDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.
Sales Charge Reductions
Lower sales charges on the purchase of Class A shares are available by:
■
Rights of Accumulation:
combining the value of additional purchases of shares of any of the funds in Ivy Funds and/or InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see
Account Grouping
below) and (ii) the NAV of any class of shares of any of the funds within the Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with the Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your

136        Prospectus

shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.
■
Letter of Intent:
grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.
Purchases of shares of any of the funds within the Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.
■
Account Grouping:
grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:
1.	All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.
2.	All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be
Prospectus        137

grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.
3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.
In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.
Shares of Ivy Government Money Market Fund or Ivy Cash Management Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.
If you are investing $500,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.
Sales Charge Waivers for Certain Investors
Class A shares may be purchased at NAV by:
■	Individuals investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.
■	Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A shares at NAV into new accounts that are established after October 31, 2019.
■	Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.
■	Clients of those financial intermediaries that have entered into an agreement with IDI and that have been approved by IDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).
■	Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into subadvisory agreements.
■	Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which IDI has entered into selling agreements.
■	Individuals in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.
■	Individuals (other than those individuals whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Y shares.
■	Purchases by individuals in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.
138        Prospectus

■	Individuals (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.
■	Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a) of the Code, other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974, provided that such plan is assigned to Waddell & Reed as the broker-dealer of record at the time of transfer or rollover.
■	Individuals (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.
■	Individuals investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by Waddell & Reed.
For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.
Sales Charge Waivers for Certain Transactions
Class A shares may be purchased at NAV through:
■
Exchange
of Class A shares of any fund within the Ivy Funds or shares of any portfolio within the InvestEd Portfolios, if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

■
Reinvestment
once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

■
Payments of Principal and Interest on Loans
made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at
www.ivyinvestments.com
, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.
Contingent Deferred Sales Charge
A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IDI, as further described below. The purpose of the CDSC is to compensate IDI for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A shares. IDI paid 4.00% of the amount invested to third-party broker-dealers who sold Class B shares and pays 1.00% of the amount invested to third-party broker-dealers who sell Class C shares of certain funds at the time of sale. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IDI will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of the amount invested. This may depend on the policies, procedures and trading platforms of your financial intermediary. Please consult your financial advisor.
The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.
Prospectus        139

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.
Class B Shares
The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges from Class B shares of another Fund within the Ivy Funds.
Class B shares were not subject to an initial sales charge when you bought them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. In general, Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. However, Class B shares that have been held for fewer than eight years also will convert to Class A shares if (i) the Class B shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a Fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class B shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for federal income tax purposes. For investors invested in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class B shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.
The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.
CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%
In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opened an account on August 15, 2014, then redeems all Class B shares on August 15, 2020, the shareholder will pay a CDSC of 0.00%, the rate applicable to redemptions made within the seventh year of purchase.
Class C Shares
Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. In general, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. However, Class C shares that have been held for fewer than eight years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a Fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes. For investors invested in Class C shares through a financial
140        Prospectus

intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.
Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records, and it will be the broker-dealer’s responsibility to apply the limitation for such purchases.
As noted earlier, Class C shares of Ivy Cash Management Fund are not available for direct investment.
The Funds reserve the right to modify or waive the above policies at any time.
The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:
■	redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with IDI
■	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI
■	redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper
■	redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class B or Class C shares (or Class A shares that are subject to a CDSC) without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class B or Class C shares (or Class A shares that are subject to a CDSC) without paying a CDSC from accounts that are established after October 31, 2019.
■	redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed
■	for clients of non-affiliated third party broker-dealers, redemptions of Class C shares for which the broker-dealer was not paid an up-front commission by IDI.
■	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by IDI
■	the exercise of certain exchange privileges as described herein
■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650
■	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund
These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.
Class I Shares
Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are available for purchase only by:
■	funds of funds
Prospectus        141

■	participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan
■	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds
■	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform
■	investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI
■	participants of the Waddell & Reed Financial, Inc. retirement plans
■	clients investing via any MAP or SPA program available through Waddell & Reed
The Funds reserve the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. For example, certain financial intermediaries that have entered into an agreement with IDI may offer Class I shares of the Funds to their clients through their brokerage platforms solely as a broker when acting as an agent for their clients. An investor purchasing Class I shares through a brokerage platform of such a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.
Class N Shares
Class N shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class N shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund and where an unaffiliated third-party intermediary provides administrative, distributive and/or other support services.
Class N shares generally are available for purchase by or through:
■	fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI; financial intermediaries that have been approved by, and that have an agreement with, IDI to offer Class N shares to self-directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by IDI; or a no-load network or platform sponsored by a financial intermediary where IDI has entered into an agreement with the intermediary
■	employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class N shares are held on the books of a Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with IDI to offer Class N shares to such accounts or plans
■	institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000
■	participants of the Waddell & Reed Financial, Inc. retirement plans
■	funds (including mutual funds registered under the 1940 Act and collective trusts) of funds
The Funds reserve the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.
142        Prospectus

Class Y Shares
Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:
■	participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code for which an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan
■	individuals investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services
■	government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party intermediary provides certain administrative, distribution and/or other support services
■	clients of financial intermediaries who have self-directed brokerage accounts (that may or may not charge transaction fees to those clients), provided that such financial intermediaries have entered into an agreement with IDI and have been approved by IDI to offer Class Y shares within such self-directed brokerage accounts
The Funds reserve the right to modify or waive the above policies at any time.
Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.
Additional Compensation to Intermediaries
Your financial advisor and the financial intermediary with which your financial advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares  of the Fund that you own. Additionally, IDI has agreements with certain financial intermediaries which provide for one or more of the following: fees paid by IDI and/or its affiliates to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by IDI and/or its affiliates, from their own resources.
While FINRA regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that IDI may pay out of its own reasonable resources and legitimate profits. The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary may be significant, and generally is based on the value of shares of the Fund owned by the intermediary for its own account or for its clients and also may be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the intermediary, and may be required by the intermediary in order for funds within the Ivy Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry.
In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IDI or its affiliates, or the Funds, for providing related recordkeeping and other services. These payments may create an incentive for an intermediary or its representatives to recommend or offer shares of the Funds to its customers.
IDI also may compensate an intermediary and/or financial advisor for IDI’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IDI also may pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies. Intermediaries may receive promotional incentives to the extent permitted by applicable laws and regulations.
Prospectus        143

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please contact your financial intermediary for details about payments it may receive from the Funds or from IDI and/or its affiliates. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.
Potential Conflicts of Interest
The Distributor of the Funds, IDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.
A portion of mutual fund shares sold by Waddell & Reed financial advisors are from the Funds. IICO manages the assets of the Funds and earns investment advisory fees for providing these investment management services. These fees are assessed daily on the net assets held by the Funds and are paid to IICO out of Fund assets. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Funds and as custodian for certain retirement plan accounts available through Waddell & Reed. The Service Affiliates receive fees for the services they provide to the Funds and/or the shareholders in the Funds. Waddell & Reed, IDI, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.
Waddell& Reed financial advisors are not required to sell only shares of the Funds, have no sales quotas with respect to the Funds, and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the Funds.
Increased sales of shares of the Funds generally result in greater revenues, and greater profits, to Waddell & Reed, IDI, IICO and the Service Affiliates, since payments to Waddell & Reed, IDI, IICO and the Service Affiliates increase as more assets are invested in the Funds and/or more fund accounts are established. Waddell & Reed employee compensation (including management) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. At times, this may result in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Funds, which may influence the Waddell & Reed financial advisor’s decision to recommend the Funds.
Ways to Set Up Your Account (for Class A and C Shares)
The different ways to set up (register) your account are listed below.
Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).
Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups
Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes
Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of IDI), subject to certain waivers. Please contact your tax advisor for further information.
■
Individual Retirement Accounts (IRAs)
allow eligible individuals with earned income to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2021, the Annual Dollar Limit is $6,000, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

■	IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax-deferred until distributed in cash.
■
Roth IRAs
allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working

144        Prospectus

individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan-types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to federal income tax.
■
Simplified Employee Pension Plans (SEP IRAs)
provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

■
Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs)
can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

■
Owner-Only Plans
allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $58,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2021. This plan-type does not include 401(k) or Roth 401(k) options.

■
Individual 401(k)/Exclusive(k)
®
Plans
allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income with a maximum of $58,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2021. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,500 for 2021.

■
Multi-Participant 401(k) Plans
allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

■	Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.
■
403(b)(7) Custodial Accounts
are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

■	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.
■
Coverdell Education Savings Accounts
are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor
To invest for a child’s education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $15,000 in 2021 per child free of federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).
Trust
For money being invested by a trust
The trust must be established before an account can be opened.
Pricing of Fund Shares
The price to buy a share of a Fund
, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed.
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Consequently, the NAV of a Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price
of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).
In the calculation of a Fund’s NAV:
■	Securities traded on an exchange held by the Fund ordinarily are valued by an independent pricing service at their closing price as reported by the principal securities exchange on which the securities are traded.
■	If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.
■	Fixed-income securities, including bonds, foreign bonds, convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.
■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.
■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.
When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.
A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Funds, which may invest a significant portion of their assets in foreign securities (and in derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.
The Funds have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Funds. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ Foreign Securities, as applicable.
Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation on a Fund is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see
Market Timing Policy
.
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Buying Shares
You may buy shares of each of the Funds through third parties that have entered into selling arrangements with IDI. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Funds will not accept account applications unless submitted by an entity with which IDI maintains a current selling agreement.
The transfer agent for the Funds generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).
If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Funds.
To add to your account by mail:
Make your check payable to Ivy Investments or Ivy Funds. Mail the check to the address below, along with the detachable form that accompanies the confirmation of a prior financial transaction or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:
Ivy Investments
P.O. Box 219722
Kansas City, Missouri
64121-9722
To add to your account by wire purchase:
Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.
To add to your account by telephone or internet:
To purchase Class A or Class C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.923.3355 to report your purchase. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. If you need to establish an account for Class I  or Class Y shares, you may call 888.923.3355 to obtain an account application. You may then mail a completed application to WISC at the above address.
To add to your account by Automatic Investment Service:
You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.
When you place an order to buy shares,
your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by WISC or its authorized agent. Note the following:
■	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
■	If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within the Ivy Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
■	You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price, even if such financial intermediary fails in its duty to transmit the order in a timely manner. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.
■	Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own requirements regarding the purchase of Fund shares, including rules pertaining to minimum initial investment
Prospectus        147

amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Financial intermediaries also may designate further intermediaries to accept purchase and redemption orders. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
■	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with IDI, and are compensated for performing account transactions for their clients.
■	When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See
Your Account — Distributions and Taxes — Taxes
.
The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.
Purchase Restrictions for Ivy Cash Management Fund
The Ivy Cash Management Fund operates as a retail money market fund and only accounts beneficially owned by natural persons may be invested in the Fund. Examples of accounts beneficially owned by natural persons include accounts owned by individuals who have been issued a social security number, individuals holding accounts through omnibus accounts and natural persons investing through tax-advantaged accounts and trusts.
Minimum Investments
The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or IDI may reduce or waive the minimums in some cases.
For Class A and Class C:
To Open an Account	$750 (per Fund)
For certain exchanges	see below 1
For accounts opened with AIS	$150 (per Fund) 2
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount

For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
1	Minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.
2	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.
The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges from Class B shares of another Fund within the Ivy Funds.
Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.
The
redemption price
(price to sell one share of a particular class of a Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.
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If your shares are not held in a Direct Account, please contact your broker-dealer, plan administrator, third-party record keeper or other applicable financial intermediary to sell shares of the Funds.
By telephone or internet:
If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Y. To redeem your Class A, Class B or Class C shares, call 888.923.3355 or place your redemption order at
www.ivyinvestments.com
, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I and Y shares, submit a written request at the address below and give your instructions to redeem your shares via ACH or via wire, as applicable. You also may request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day. WISC can send redemption proceeds via wire only to a United States domestic bank. Foreign wires are not permitted.
To sell Class A shares of Ivy Cash Management Fund by check:
If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.
By mail:
Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:
■	the name on the account registration
■	the Fund’s name
■	the account number
■	the dollar amount or number, and the class, of shares to be redeemed
■	any other applicable special requirements listed in the table below
Deliver the form or your letter to your financial advisor, or mail it to:
Ivy Investments
P.O. Box 219722
Kansas City, Missouri
64121-9722
Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.
When you place an order to sell shares,
your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:
■	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.
■	If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
■	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
■	Under normal circumstances, the Funds anticipate that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, each Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.
■	Although payment of redemption proceeds normally is made in cash, redemptions may be made in portfolio securities under certain conditions and circumstances as determined by the Board, such as during times of stressed market conditions or when conditions exist that make cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from a Fund’s existing holdings of cash or cash equivalents.
■	The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
Prospectus        149

■	If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.
■	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirement for Selling Shares
Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (e.g., employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.
A Fund may require a signature guarantee in certain situations such as:
■	a redemption request made by a corporation, partnership or fiduciary
■	a redemption request made by someone other than the owner of record
■	the check is made payable to someone other than the owner of record
■	a check redemption request if the address on the account has been changed within the last 30 calendar days
This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.
Each Fund reserves the right to redeem
at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.
You may reinvest
, without a sales charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed (minimum investment amounts will apply). You may do this only once each calendar year with Class A shares of a Fund. Upon the submission of the reinvestment purchase, you must
150        Prospectus

inform WISC that you are entitled to a reduced sales charge based on the 60-day rights of reinvestment policy. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. IDI will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. Subject to the following paragraph, the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. Upon the submission of the reinvestment purchase, you must inform WISC that you are entitled to a reduced sales charge based on the 60-day rights of reinvestment policy. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.
Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall be determined based on the date of such reinvestment and shall be set to year seven in the CDSC table found above in
Your Account — Choosing a Share Class — Class B Shares.
Limitations on Redemptions of Ivy Cash Management Fund
The SEC has implemented a number of requirements, including liquidity fees and temporary redemption gates, for money market funds based on the amount of Fund assets that are “weekly liquid assets,” which generally includes cash, direct obligations of the U.S. government, certain other U.S. government or agency securities and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.
The Fund has adopted policies and procedures that permit the Fund to impose liquidity fees on redemptions and/or temporarily suspend redemptions (“gating”). Pursuant to these policies and procedures, if the Fund’s weekly liquid assets fall below 30% of its total assets, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions, if the Board, including a majority of the Independent Trustees, determines that the fee or suspension of redemptions is in the best interests of the Fund. The Fund may not suspend redemptions for more than 10 business days in any 90-day period. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a liquidity fee of 1% of the value of the shares redeemed unless the Board, including a majority of the Independent Trustees, determines that imposing such a fee is not in the best interests of the Fund or that a lower or higher fee level (not to exceed 2% of the value of the shares redeemed) is in the best interests of the Fund. Such a fee would remain in effect until weekly liquid assets increase to 30% or more of the Fund’s total assets or the Board, including a majority of the Independent Trustees, determines that the fee is no longer in the best interests of the Fund. All liquidity fees payable by shareholders of the Fund would be payable to the Fund and could offset any losses realized by the Fund when seeking to honor redemption requests during times of market stress. The Fund expects to treat such liquidity fees as not constituting income to the Fund. If liquidity fees are imposed or redemptions are temporarily suspended, the Fund will notify shareholders on the Fund’s website or by press release. In addition to identifying the Fund, such notifications will include the Fund’s percentage of total assets invested in weekly liquid assets, the time of implementation of the liquidity fee and/or redemption gate and details regarding the amount of the liquidity fee.
A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. Although there is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, it is anticipated at this time that a liquidity fee will have no tax effect for the Fund. As the tax treatment will likely be the subject of future guidance issued by the Internal Revenue Service (IRS), the Fund will re-visit the applicable tax treatment of liquidity fees when they are received.
The Fund may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate the Fund, as provided in the 1940 Act and the rules and regulations thereunder. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.
Prospectus        151

If the Fund’s weekly liquid assets fall below 10% of its assets on a business day, the Fund may cease honoring redemptions and liquidate at the discretion of the Board, including a majority of the Independent Trustees. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.
Telephone Transactions
The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.
Shareholder Services
If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.
If you have established an account that is maintained on the Funds’ shareholder servicing system, WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.
If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.
Personal Service
Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.923.3355, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:
■	obtain information about your accounts
■	obtain price information about other funds within the Ivy Funds
■	obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any of the Ivy Funds
■	request duplicate statements
■	transact certain account activity, including exchange privileges and redemption of shares
At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Funds’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.
Internet Service
The Ivy Funds web site,
www.ivyinvestments.com
, also is available. If you do not currently have an account established that is maintained on the Funds’ shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Funds’ shareholder servicing system, you also may use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.
Reports
Statements and reports sent to you include the following:
■	confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
152        Prospectus

■	quarter-to-date statements (quarterly)
■	year-to-date statements (after the end of the fourth calendar quarter)
■	Annual and Semiannual Reports to shareholders (every six months)
To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit
www.ivyinvestments.com
to view and/or download these documents, as well as other information about each Fund.
You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the
Individual Investor Accounts — Access Your Account Online
feature available via
www.ivyinvestments.com
.
Shareholders or financial intermediaries must contact the Funds regarding any errors or discrepancies within twelve months of the date of the confirmation or other account statement; except that, with respect to unfulfilled Letters of Intent, the Funds must be contacted within fifteen months. If there is a delay in reporting an error or discrepancy, the Funds may be unable to adjust your account.
Exchange Privileges
Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within the Ivy Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Cash Management Fund or Ivy Government Money Market Fund are subject to any sales charge applicable to the fund being exchanged into, unless the Ivy Cash Management Fund or Ivy Government Money Market Fund shares were previously acquired by an exchange from Class A shares of another Fund within the Ivy Funds for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class I  or Class Y shares of any of the Funds within the Ivy Funds and buy Class I  or Class Y shares, respectively, of another fund within the Ivy Funds or Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund. Class A shares of any of the Funds within the Ivy Funds also may be exchanged for shares of InvestEd Portfolios.
Class B and Class C shares of Ivy Cash Management Fund are not available for direct investment. Therefore, you may utilize Class A shares of Ivy Cash Management Fund for systematic exchanges into Class C shares of a non-money market Fund. Please see the SAI for additional information.
Except as otherwise noted, you may sell your Class N shares of a Fund within the Ivy Funds and buy Class N shares of another fund within the Ivy Funds that offers Class N shares. Contact your plan administrator or record keeper for information about exchanging your shares.
You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Ivy Funds and InvestEd Portfolios may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. In addition, shares of each fund within the Ivy Funds also may be sold in Guam. Note that exchanges out of a Fund may have tax consequences for you. See
Your Account — Distributions and Taxes — Taxes
. Before exchanging into a fund, read its prospectus.
Important Exchange Information
■	Except as otherwise noted, you must exchange into the same share class you currently own.
■	An exchange is considered a taxable event and may result in a capital gain or a capital loss for federal tax purposes.
How to Exchange
Please note the Ivy InvestEd Plan accounts may have special restrictions on exchanges.
If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.
If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:
By mail:
Send your written exchange request to WISC at the address listed under
Selling Shares.
Prospectus        153

By telephone:
Call WISC at 888.923.3355 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Funds employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.
By internet:
You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.
If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Funds.
Converting Shares
Self-Directed Conversions.
Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same fund.
■	If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class N shares as described above in the sections entitled
Class I Shares or Class N Shares
, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class N shares of the same fund.
■	If you hold Class I shares and are eligible to purchase Class N shares, as described in the section entitled Class N Shares, you may be eligible to convert your Class I shares to Class N shares of the same fund.
■	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund.
A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IDI to permit or reject. A conversion between share classes of the same fund is not a taxable event.
Automatic Conversions.
If you hold Class A shares in any MAP or SPA program account, your Class A shares automatically will be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.
If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with IDI, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.
Market Timing Policy
The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting a Fund's shareholders.
Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments
154        Prospectus

in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The Funds may fair value securities pursuant to the Funds' Valuation Procedures; however, there can be no assurance that the Funds' process to fair value securities will be able to eliminate the arbitrage opportunity in Funds that hold foreign securities.
In addition, a Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.
To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Funds' transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.
WISC will follow, monitor and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Funds' market timing policy:
WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to a Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of a Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. At WISC’s discretion, such shareholder may also be blocked permanently.
This example is not all-inclusive of the trading activity that may be deemed to violate the Funds' market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.
In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.
As an additional step, WISC reviews Fund redemption and purchase activity within various time frames for potentially harmful trading activity. If WISC identifies what it believes are market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Ivy Funds and/or InvestEd Portfolios. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.
In addition, IDI and/or its affiliate, Waddell & Reed (collectively, “W&R”), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund’s market timing policy. W&R’s procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.
A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, IDI or WISC
Prospectus        155

may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.
A financial intermediary through which an investor may purchase shares of a Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.
Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Funds, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.
A Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.
Automatic Transactions for Class A, Class B and Class C Shareholders
Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.
Flexible Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.
Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.
Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$50 (per Fund)	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
Minimum Amount	Frequency
$50 (per Fund)	Monthly
156        Prospectus

Distributions and Taxes
Distributions
Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.
Usually, a Fund distributes net investment income at the following times:
Quarterly in March, June, September and December:
 Ivy Apollo Multi-Asset Income Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund
Declared daily and paid monthly:
Ivy California Municipal High Income Fund, Ivy Cash Management Fund and Ivy Government Securities Fund
Declared monthly and paid monthly:
Ivy Apollo Strategic Income Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund and Ivy PineBridge High Yield Fund
Declared annually and paid annually:
Ivy International Small Cap Fund
Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.
Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a federal holiday).
Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.
Distribution Options.
When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:
1.
Share Payment Option.
Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2.
Cash Option.
You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class.
Taxes
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from federal income tax), you should be aware of the following tax implications:
Taxes on distributions.
Each Fund intends to qualify each year as a RIC under the Code. As a RIC, a Fund generally pays no federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you, except that distributions by Ivy California Municipal High Income Fund that are reported in writing to shareholders as “exempt-interest dividends” (which are the portion of its aggregate dividends, excluding capital gain distributions, equal to the excess of its excludable interest over certain amounts disallowed as deductions) generally may be excluded by you from your gross income for federal income tax purposes. Ivy California Municipal High Income Fund invests its assets in a manner such that at least 80% of its dividend distributions to shareholders generally will be attributable to interest that is exempt from federal income tax and will not be a Tax Preference Item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.) Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions, but excluding exempt-interest dividends), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. However, a Fund’s dividends attributable to its “qualified dividend income” (QDI) (
i.e.
, dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will
Prospectus        157

be subject to federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the federal AMT, if applicable as discussed above. It is not expected that (1) any dividends paid by any of the Funds listed on the cover page of this Prospectus under the heading
Fixed Income Funds
will qualify as QDI or for the DRD or (2) any significant part of the dividends paid by the any of the Funds listed under the headings
Global/International Fund, Specialty/Allocation Fund or Money Market Fund
on that page will be attributable to QDI or be eligible for the DRD.
Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, but excluding exempt-interest dividends) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For federal income tax purposes, long-term capital gain an individual or certain other noncorporate shareholder (each, an individual shareholder) realizes generally is taxed at the 15% and 20% maximum rates mentioned above.
Exempt-interest dividends paid by Ivy California Municipal High Income Fund may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on certain private activity bonds (PABs) that you must treat as a Tax Preference Item, although (1) that interest remains fully tax-exempt for regular federal income tax purposes, and (2) interest on all tax exempt obligations is included in a corporation’s ACE, without regard to whether Ivy California Municipal High Income Fund’s tax-exempt interest is attributable to PABs. IICO anticipates that, for the coming year, such interest will not account for more than 20% of the income dividends either Municipal Fund will pay to its shareholders (although up to 40% of those dividends may be deemed a Tax Preference Item). Ivy California Municipal High Income Fund will provide you with information after the end of each calendar year concerning the amount of its distributions that you must treat as a Tax Preference Item. Shareholders who may be subject to the AMT should consult with their tax advisor concerning investment in Ivy California Municipal High Income Fund.
Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisor before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
For individual shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year, including what portion of a Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. A Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.
Taxes on transactions.
Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares (other than shares of Ivy Cash Management Fund) will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you realize gain on a redemption of Ivy California Municipal High Income Fund’s shares, the entire gain will be taxable even though a portion of the gain may represent tax-exempt interest the Fund earned or accrued but had not yet been declared and paid out as a dividend. If the redemption is not made until after the record date for the dividend attributable to that interest, however, you may receive it as an exempt-interest dividend rather than as part of a taxable gain.
158        Prospectus

An exchange of Fund shares for shares of any other fund within the Ivy Funds and/or InvestEd Portfolios generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Ivy Funds and/or InvestEd Portfolios by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege.
See Your Account — Selling Shares
. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.
Other.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (“Covered Shares”), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he or she must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of Ivy California Municipal High Income Fund (if it distributes exempt-interest dividends during the shareholder’s taxable year) will not be deductible for federal income tax purposes. Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies. For example, the 2017 Tax Cuts and Jobs Act repeals the exclusion from gross income for interest on pre-refunded municipal bonds effective for such bonds issued after December 31, 2017.
An individual is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If the Ivy Cash Management Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
Withholding.
Each Fund must withhold 24% of all taxable dividends , and, except in the case of Ivy Cash Management Fund, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and, again, except in the case of Ivy Cash Management Fund, capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.
The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) federal withholding tax, even if those dividends are attributable to income from a non-U.S. source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Exemptions from U.S. withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by a Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the
Prospectus        159

Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of U.S. withholding tax.
Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
State and local income taxes.
 As noted above, exempt-interest dividends Ivy California Municipal High Income Fund pays may be subject to state and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities, as well as on the sale of municipal bonds, generally are fully subject to such taxes.
Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal AMT purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.
To the extent that dividends from Ivy California Municipal High Income Fund are derived from interest on California tax-exempt securities and certain U.S. government securities, such dividends also will be exempt from California personal income taxes if such dividends are properly reported in a written notice provided to shareholders. Under California law, a fund that qualifies as a regulated investment company must have at least 50% of the value of its total assets invested in California state and local issues or in certain other obligations that pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends that will be exempt from California personal income taxes.
The total amount of dividends paid by Ivy California Municipal High Income Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by Ivy California Municipal High Income Fund during such year on obligations that pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed as deductions under California personal income tax law as allocable to tax exempt interest if Ivy California Municipal High Income Fund were an individual. If the aggregate dividends reported by Ivy California Municipal High Income Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so reported will be treated as an exempt interest dividend for California tax purposes.
Distributions other than exempt-interest dividends to shareholders are includible in income subject to the California AMT. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of Ivy California Municipal High Income Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of Ivy California Municipal High Income Fund will not be subject to tax, or receive a credit for tax paid by Ivy California Municipal High Income Fund, on undistributed capital gains, if any.
You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.
The foregoing is only a brief summary of some of the important federal (and California) income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
160        Prospectus

Financial Highlights
The following information is to help you understand the financial performance of each of the classes of each Fund (and, for Ivy Cash Management Fund, Ivy Corporate Bond Fund and Ivy Government Securities Fund, its respective Predecessor Fund) for the fiscal periods shown. Certain information reflects financial results for a single Fund share.
Total Return
shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund's financial statements and financial highlights for the fiscal year or period ended September 30, 2020, are included in the Funds' Annual Report to Shareholders, which is incorporated by reference into the SAI. The Annual Report contains additional performance information and will be made available upon request and without charge.
Each of Ivy Cash Management Fund, Ivy Corporate Bond Fund and Ivy Government Securities Fund has adopted the financial and performance history of its Predecessor Fund. Accordingly, the financial information presented for those funds for the fiscal years ended prior to September 30, 2017 is that of its respective Predecessor Fund and has been audited by Deloitte & Touche, LLP, the independent registered public accounting firm of each Predecessor Fund.
Prospectus        161

IVY APOLLO MULTI-ASSET INCOME FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 10.58	$ 0.39	$ (0.61)	$ (0.22)	$ (0.42)	$ (0.13)	$ (0.55)
Year ended 9-30-2019	11.07	0.43	(0.13)	0.30	(0.45)	(0.34)	(0.79)
Year ended 9-30-2018	11.02	0.42	0.05	0.47	(0.41)	(0.01)	(0.42)
Year ended 9-30-2017	10.45	0.39	0.50	0.89	(0.30)	(0.02)	(0.32)
Year ended 9-30-2016 (4)	10.00	0.37	0.31	0.68	(0.23)	— *	(0.23)
Class C Shares
Year ended 9-30-2020	10.58	0.32	(0.61)	(0.29)	(0.35)	(0.13)	(0.48)
Year ended 9-30-2019	11.07	0.35	(0.12)	0.23	(0.38)	(0.34)	(0.72)
Year ended 9-30-2018	11.02	0.33	0.06	0.39	(0.33)	(0.01)	(0.34)
Year ended 9-30-2017	10.46	0.31	0.50	0.81	(0.23)	(0.02)	(0.25)
Year ended 9-30-2016 (4)	10.00	0.28	0.33	0.61	(0.15)	— *	(0.15)
Class I Shares
Year ended 9-30-2020	10.59	0.43	(0.61)	(0.18)	(0.47)	(0.13)	(0.60)
Year ended 9-30-2019	11.07	0.47	(0.11)	0.36	(0.50)	(0.34)	(0.84)
Year ended 9-30-2018	11.02	0.45	0.06	0.51	(0.45)	(0.01)	(0.46)
Year ended 9-30-2017	10.46	0.41	0.51	0.92	(0.34)	(0.02)	(0.36)
Year ended 9-30-2016 (4)	10.00	0.39	0.32	0.71	(0.25)	— *	(0.25)
Class N Shares
Year ended 9-30-2020	10.59	0.44	(0.61)	(0.17)	(0.47)	(0.13)	(0.60)
Year ended 9-30-2019	11.08	0.47	(0.12)	0.35	(0.50)	(0.34)	(0.84)
Year ended 9-30-2018	11.03	0.47	0.05	0.52	(0.46)	(0.01)	(0.47)
Year ended 9-30-2017	10.46	0.43	0.52	0.95	(0.36)	(0.02)	(0.38)
Year ended 9-30-2016 (4)	10.00	0.38	0.33	0.71	(0.25)	— *	(0.25)
Class Y Shares
Year ended 9-30-2020	10.59	0.40	(0.61)	(0.21)	(0.43)	(0.13)	(0.56)
Year ended 9-30-2019	11.07	0.42	(0.10)	0.32	(0.46)	(0.34)	(0.80)
Year ended 9-30-2018	11.02	0.42	0.06	0.48	(0.42)	(0.01)	(0.43)
Year ended 9-30-2017	10.45	0.39	0.51	0.90	(0.31)	(0.02)	(0.33)
Year ended 9-30-2016 (4)	10.00	0.34	0.34	0.68	(0.23)	— *	(0.23)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.
162        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 9.81	-2.10%	$ 88	1.20%	3.89%	1.27%	3.82%	71%
Year ended 9-30-2019	10.58	3.22	119	1.20	4.06	1.24	4.02	54
Year ended 9-30-2018	11.07	4.41	131	1.24	3.77	1.24	3.77	59
Year ended 9-30-2017	11.02	8.67	143	1.24	3.64	—	—	84
Year ended 9-30-2016 (4)	10.45	6.85	95	1.30 (5)(7)	3.69 (5)	1.41 (5)	3.58 (5)	63 (6)
Class C Shares
Year ended 9-30-2020	9.81	-2.85	10	1.96	3.13	2.03	3.06	71
Year ended 9-30-2019	10.58	2.46	14	1.94	3.31	1.98	3.27	54
Year ended 9-30-2018	11.07	3.64	16	1.98	3.01	1.98	3.01	59
Year ended 9-30-2017	11.02	7.86	20	1.97	2.87	—	—	84
Year ended 9-30-2016 (4)	10.46	6.14	14	2.06 (5)(8)	2.78 (5)	—	—	63 (6)
Class I Shares
Year ended 9-30-2020	9.81	-1.76	220	0.75	4.32	0.99	4.08	71
Year ended 9-30-2019	10.59	3.77	320	0.75	4.51	0.97	4.29	54
Year ended 9-30-2018	11.07	4.71	354	0.93	4.07	0.96	4.04	59
Year ended 9-30-2017	11.02	8.92	401	0.95	3.88	—	—	84
Year ended 9-30-2016 (4)	10.46	7.25	255	0.98 (5)(9)	3.80 (5)	—	—	63 (6)
Class N Shares
Year ended 9-30-2020	9.82	-1.66	3	0.75	4.34	0.84	4.25	71
Year ended 9-30-2019	10.59	3.69	4	0.75	4.50	0.92	4.33	54
Year ended 9-30-2018	11.08	4.96	4	0.79	4.23	0.80	4.22	59
Year ended 9-30-2017	11.03	9.12	4	0.78	4.09	—	—	84
Year ended 9-30-2016 (4)	10.46	7.26	3	0.94 (5)(10)	3.73 (5)	—	—	63 (6)
Class Y Shares
Year ended 9-30-2020	9.82	-2.06	3	1.15	3.95	1.22	3.88	71
Year ended 9-30-2019	10.59	3.33	4	1.17	4.06	1.21	4.02	54
Year ended 9-30-2018	11.07	4.45	6	1.19	3.82	1.19	3.82	59
Year ended 9-30-2017	11.02	8.75	5	1.17	3.69	—	—	84
Year ended 9-30-2016 (4)	10.45	6.90	4	1.25 (5)(11)	3.31 (5)	1.33 (5)	3.23 (5)	63 (6)
(7)	Ratio of expenses to average net assets excluding offering cost was 1.25%.
(8)	Ratio of expenses to average net assets excluding offering cost was 2.01%.
(9)	Ratio of expenses to average net assets excluding offering cost was 0.93%.
(10)	Ratio of expenses to average net assets excluding offering cost was 0.89%.
(11)	Ratio of expenses to average net assets excluding offering cost was 1.20%.
Prospectus         163

IVY APOLLO STRATEGIC INCOME FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 9.99	$ 0.42	$ (0.05)	$ 0.37	$ (0.44)	$ —	$ (0.44)
Year ended 9-30-2019	9.97	0.44	0.06	0.50	(0.45)	(0.03)	(0.48)
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.39	0.04	0.43	(0.38)	(0.04)	(0.42)
Year ended 9-30-2016 (4)	10.00	0.34	0.18	0.52	(0.26)	—	(0.26)
Class C Shares
Year ended 9-30-2020	9.98	0.35	(0.06)	0.29	(0.36)	—	(0.36)
Year ended 9-30-2019	9.97	0.36	0.05	0.41	(0.37)	(0.03)	(0.40)
Year ended 9-30-2018	10.27	0.35	(0.27)	0.08	(0.33)	(0.05)	(0.38)
Year ended 9-30-2017	10.26	0.32	0.04	0.36	(0.31)	(0.04)	(0.35)
Year ended 9-30-2016 (4)	10.00	0.27	0.19	0.46	(0.20)	—	(0.20)
Class I Shares
Year ended 9-30-2020	9.99	0.46	(0.06)	0.40	(0.47)	—	(0.47)
Year ended 9-30-2019	9.98	0.48	0.05	0.53	(0.49)	(0.03)	(0.52)
Year ended 9-30-2018	10.28	0.45	(0.27)	0.18	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017	10.27	0.42	0.05	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016 (4)	10.00	0.39	0.17	0.56	(0.29)	—	(0.29)
Class N Shares
Year ended 9-30-2020	9.99	0.46	(0.06)	0.40	(0.47)	—	(0.47)
Year ended 9-30-2019	9.98	0.48	0.05	0.53	(0.49)	(0.03)	(0.52)
Year ended 9-30-2018	10.28	0.46	(0.27)	0.19	(0.44)	(0.05)	(0.49)
Year ended 9-30-2017	10.27	0.43	0.04	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016 (4)	10.00	0.34	0.22	0.56	(0.29)	—	(0.29)
Class Y Shares
Year ended 9-30-2020	9.99	0.42	(0.05)	0.37	(0.44)	—	(0.44)
Year ended 9-30-2019	9.97	0.44	0.06	0.50	(0.45)	(0.03)	(0.48)
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.40	0.04	0.44	(0.39)	(0.04)	(0.43)
Year ended 9-30-2016 (4)	10.00	0.33	0.20	0.53	(0.27)	—	(0.27)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.
(5)	Annualized.
164        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 9.92	3.84%	$ 111	1.05%	4.35%	1.17%	4.23%	59%
Year ended 9-30-2019	9.99	5.13	120	1.05	4.45	1.15	4.35	45
Year ended 9-30-2018	9.97	1.53	117	1.15	4.14	1.16	4.13	48
Year ended 9-30-2017	10.27	4.38	123	1.15	3.83	1.17	3.81	48
Year ended 9-30-2016 (4)	10.26	5.35	95	1.15 (5)(7)	3.36 (5)	1.26 (5)	3.25 (5)	42 (6)
Class C Shares
Year ended 9-30-2020	9.91	3.03	5	1.83	3.57	2.08	3.32	59
Year ended 9-30-2019	9.98	4.21	5	1.85	3.65	2.04	3.46	45
Year ended 9-30-2018	9.97	0.82	6	1.85	3.43	2.02	3.26	48
Year ended 9-30-2017	10.27	3.66	8	1.85	3.13	1.98	3.00	48
Year ended 9-30-2016 (4)	10.26	4.66	8	1.84 (5)(8)	2.71 (5)	1.96 (5)	2.59 (5)	42 (6)
Class I Shares
Year ended 9-30-2020	9.92	4.23	257	0.67	4.73	0.96	4.44	59
Year ended 9-30-2019	9.99	5.43	315	0.67	4.83	0.93	4.57	45
Year ended 9-30-2018	9.98	1.95	315	0.82	4.46	0.93	4.35	48
Year ended 9-30-2017	10.28	4.59	320	0.85	4.13	0.94	4.04	48
Year ended 9-30-2016 (4)	10.27	5.75	184	0.85 (5)(9)	3.91 (5)	0.98 (5)	3.78 (5)	42 (6)
Class N Shares
Year ended 9-30-2020	9.92	4.23	22	0.67	4.71	0.80	4.58	59
Year ended 9-30-2019	9.99	5.43	48	0.67	4.83	0.78	4.72	45
Year ended 9-30-2018	9.98	1.92	53	0.77	4.52	0.78	4.51	48
Year ended 9-30-2017	10.28	4.75	61	0.77	4.24	—	—	48
Year ended 9-30-2016 (4)	10.27	5.75	6	0.84 (5)(10)	3.44 (5)	—	—	42 (6)
Class Y Shares
Year ended 9-30-2020	9.92	3.85	7	1.05	4.35	1.20	4.20	59
Year ended 9-30-2019	9.99	5.13	7	1.05	4.46	1.18	4.33	45
Year ended 9-30-2018	9.97	1.58	8	1.10	4.18	1.17	4.11	48
Year ended 9-30-2017	10.27	4.44	9	1.10	3.89	1.19	3.80	48
Year ended 9-30-2016 (4)	10.26	5.39	6	1.10 (5)(11)	3.31 (5)	1.23 (5)	3.18 (5)	42 (6)
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.
(7)	Ratio of expenses to average net assets excluding offering cost was 1.10%.
(8)	Ratio of expenses to average net assets excluding offering cost was 1.79%.
(9)	Ratio of expenses to average net assets excluding offering cost was 0.80%.
(10)	Ratio of expenses to average net assets excluding offering cost was 0.79%.
(11)	Ratio of expenses to average net assets excluding offering cost was 1.05%.
Prospectus         165

IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 10.58	$ 0.21	$ (0.11)	$ 0.10	$(0.20)	$ —	$(0.20)
Year ended 9-30-2019	9.98	0.26	0.60	0.86	(0.26)	—	(0.26)
Year ended 9-30-2018	10.16	0.26	(0.16)	0.10	(0.26)	(0.02)	(0.28)
Year ended 9-30-2017 (4)	10.00	0.26	0.14	0.40	(0.24)	—	(0.24)
Class C Shares
Year ended 9-30-2020	10.58	0.12	(0.11)	0.01	(0.11)	—	(0.11)
Year ended 9-30-2019	9.98	0.17	0.60	0.77	(0.17)	—	(0.17)
Year ended 9-30-2018	10.16	0.17	(0.17)	0.00*	(0.16)	(0.02)	(0.18)
Year ended 9-30-2017 (4)	10.00	0.19	0.16	0.35	(0.19)	—	(0.19)
Class I Shares
Year ended 9-30-2020	10.58	0.23	(0.10)	0.13	(0.23)	—	(0.23)
Year ended 9-30-2019	9.98	0.28	0.60	0.88	(0.28)	—	(0.28)
Year ended 9-30-2018	10.16	0.28	(0.16)	0.12	(0.28)	(0.02)	(0.30)
Year ended 9-30-2017 (4)	10.00	0.28	0.13	0.41	(0.25)	—	(0.25)
Class Y Shares
Year ended 9-30-2020	10.58	0.21	(0.11)	0.10	(0.20)	—	(0.20)
Year ended 9-30-2019	9.98	0.26	0.60	0.86	(0.26)	—	(0.26)
Year ended 9-30-2018	10.16	0.25	(0.15)	0.10	(0.26)	(0.02)	(0.28)
Year ended 9-30-2017 (4)	10.00	0.25	0.15	0.40	(0.24)	—	(0.24)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
166        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 10.48	1.01%	$19	0.80%	2.03%	1.23%	1.60%	9%
Year ended 9-30-2019	10.58	8.73	17	0.80	2.54	1.29	2.05	10
Year ended 9-30-2018	9.98	0.89	14	0.78	2.56	1.32	2.02	10
Year ended 9-30-2017 (4)	10.16	4.17	8	0.60 (5)	2.62 (5)	1.12 (5)	2.10 (5)	7 (6)
Class C Shares
Year ended 9-30-2020	10.48	0.13	2	1.67	1.16	2.02	0.81	9
Year ended 9-30-2019	10.58	7.81	2	1.66	1.69	2.06	1.29	10
Year ended 9-30-2018	9.98	-0.07	2	1.63	1.70	2.08	1.25	10
Year ended 9-30-2017 (4)	10.16	3.53	2	1.33 (5)	1.88 (5)	1.85 (5)	1.36 (5)	7 (6)
Class I Shares
Year ended 9-30-2020	10.48	1.21	13	0.60	2.23	1.12	1.71	9
Year ended 9-30-2019	10.58	8.95	13	0.60	2.75	1.16	2.19	10
Year ended 9-30-2018	9.98	1.10	11	0.58	2.74	1.20	2.12	10
Year ended 9-30-2017 (4)	10.16	4.31	7	0.43 (5)	2.87 (5)	0.95 (5)	2.35 (5)	7 (6)
Class Y Shares
Year ended 9-30-2020	10.48	1.01	1	0.80	2.03	1.35	1.48	9
Year ended 9-30-2019	10.58	8.73	1	0.80	2.55	1.40	1.95	10
Year ended 9-30-2018	9.98	0.93	1	0.78	2.56	1.44	1.90	10
Year ended 9-30-2017 (4)	10.16	4.09	1	0.60 (5)	2.54 (5)	1.23 (5)	1.91 (5)	7 (6)
(4)	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
Prospectus         167

IVY CASH MANAGEMENT FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$1.00	$ 0.01	$0.00*	$ 0.01	$ (0.01)	$—	$ (0.01)
Year ended 9-30-2019	1.00	0.02	0.00*	0.02	(0.02)	—	(0.02)
Year ended 9-30-2018	1.00	0.01	0.00*	0.01	(0.01)	—	(0.01)
Year ended 9-30-2017	1.00	0.00*	0.00*	0.00*	—*	—	—*
Year ended 9-30-2016	1.00	0.00*	0.00*	0.00*	—*	—	—*
Class B Shares (4)
Year ended 9-30-2020	1.00	0.00*	0.00*	0.00*	—*	—	—*
Year ended 9-30-2019	1.00	0.01	0.00*	0.01	(0.01)	—	(0.01)
Year ended 9-30-2018	1.00	0.00*	0.00*	0.00*	—*	—	—*
Year ended 9-30-2017	1.00	0.00*	0.00*	0.00*	—*	—	—*
Year ended 9-30-2016	1.00	0.00*	0.00*	0.00*	—*	—	—*
Class C Shares
Year ended 9-30-2020	1.00	0.00*	0.00*	0.00*	—*	—	—*
Year ended 9-30-2019	1.00	0.01	0.00*	0.01	(0.01)	—	(0.01)
Year ended 9-30-2018	1.00	0.00*	0.00*	0.00*	—*	—	—*
Year ended 9-30-2017	1.00	0.00*	0.00*	0.00*	—*	—	—*
Year ended 9-30-2016	1.00	0.00*	0.00*	0.00*	—*	—	—*
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.
168        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver (3)
Class A Shares
Year ended 9-30-2020	$1.00	0.69%	$ 1,573	0.58%	0.64%	0.63%	0.59%
Year ended 9-30-2019	1.00	1.87	1,257	0.71	1.86	—	—
Year ended 9-30-2018	1.00	1.11	1,281	0.75	1.03	—	—
Year ended 9-30-2017	1.00	0.27	1,378	0.74	0.27	0.75	0.26
Year ended 9-30-2016	1.00	0.02	1,401	0.49	0.02	0.79	-0.28
Class B Shares (4)
Year ended 9-30-2020	1.00	0.24	— *	1.08	0.26	1.48	-0.14
Year ended 9-30-2019	1.00	1.05	1	1.51	1.06	—	—
Year ended 9-30-2018	1.00	0.27	1	1.60	0.21	1.65	0.16
Year ended 9-30-2017	1.00	0.02	1	0.96	0.02	1.61	-0.63
Year ended 9-30-2016	1.00	0.02	1	0.49	0.02	1.73	-1.22
Class C Shares
Year ended 9-30-2020	1.00	0.17	2	0.98	0.12	1.53	-0.43
Year ended 9-30-2019	1.00	0.91	1	1.65	0.93	—	—
Year ended 9-30-2018	1.00	0.24	1	1.55	0.08	1.68	-0.05
Year ended 9-30-2017	1.00	0.02	2	0.98	0.02	1.61	-0.61
Year ended 9-30-2016	1.00	0.02	3	0.46	0.02	1.62	-1.14
Prospectus         169

IVY CORPORATE BOND FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 6.54	$ 0.15	$ 0.37	$ 0.52	$ (0.16)	$ —	$ (0.16)
Year ended 9-30-2019	6.02	0.16	0.52	0.68	(0.16)	—	(0.16)
Year ended 9-30-2018	6.27	0.15	(0.26)	(0.11)	(0.14)	—	(0.14)
Year ended 9-30-2017	6.51	0.13	(0.12)	0.01	(0.14)	(0.11)	(0.25)
Year ended 9-30-2016	6.30	0.13	0.28	0.41	(0.13)	(0.07)	(0.20)
Class B Shares (4)
Year ended 9-30-2020	6.53	0.04	0.37	0.41	(0.05)	—	(0.05)
Year ended 9-30-2019	6.01	0.06	0.52	0.58	(0.06)	—	(0.06)
Year ended 9-30-2018	6.26	0.05	(0.25)	(0.20)	(0.05)	—	(0.05)
Year ended 9-30-2017	6.51	0.04	(0.12)	(0.08)	(0.06)	(0.11)	(0.17)
Year ended 9-30-2016	6.29	0.04	0.29	0.33	(0.04)	(0.07)	(0.11)
Class C Shares
Year ended 9-30-2020	6.53	0.09	0.37	0.46	(0.10)	—	(0.10)
Year ended 9-30-2019	6.01	0.10	0.52	0.62	(0.10)	—	(0.10)
Year ended 9-30-2018	6.26	0.09	(0.25)	(0.16)	(0.09)	—	(0.09)
Year ended 9-30-2017	6.50	0.08	(0.12)	(0.04)	(0.09)	(0.11)	(0.20)
Year ended 9-30-2016	6.29	0.07	0.28	0.35	(0.07)	(0.07)	(0.14)
Class I Shares
Year ended 9-30-2020	6.54	0.17	0.37	0.54	(0.18)	—	(0.18)
Year ended 9-30-2019	6.02	0.18	0.52	0.70	(0.18)	—	(0.18)
Year ended 9-30-2018	6.27	0.17	(0.26)	(0.09)	(0.16)	—	(0.16)
Year ended 9-30-2017	6.51	0.15	(0.12)	0.03	(0.16)	(0.11)	(0.27)
Year ended 9-30-2016	6.30	0.15	0.28	0.43	(0.15)	(0.07)	(0.22)
Class N Shares
Year ended 9-30-2020	6.54	0.18	0.37	0.55	(0.19)	—	(0.19)
Year ended 9-30-2019	6.01	0.19	0.53	0.72	(0.19)	—	(0.19)
Year ended 9-30-2018 (5)	6.28	0.17	(0.28)	(0.11)	(0.16)	—	(0.16)
Class Y Shares
Year ended 9-30-2020	6.53	0.15	0.38	0.53	(0.16)	—	(0.16)
Year ended 9-30-2019	6.01	0.16	0.53	0.69	(0.17)	—	(0.17)
Year ended 9-30-2018 (5)	6.28	0.15	(0.29)	(0.14)	(0.13)	—	(0.13)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.
170        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$6.90	8.07%	$ 355	1.00%	2.26%	—%	—%	84%
Year ended 9-30-2019	6.54	11.48	348	1.02	2.54	—	—	63
Year ended 9-30-2018	6.02	-1.72	364	1.05	2.41	1.05	2.41	29
Year ended 9-30-2017	6.27	0.39	437	0.98	2.09	0.99	2.08	42
Year ended 9-30-2016	6.51	6.58	520	0.97	2.03	0.98	2.02	88
Class B Shares (4)
Year ended 9-30-2020	6.89	6.35	—*	2.65	0.62	—	—	84
Year ended 9-30-2019	6.53	9.66	1	2.61	0.96	—	—	63
Year ended 9-30-2018	6.01	-3.18	1	2.56	0.87	—	—	29
Year ended 9-30-2017	6.26	-1.50	1	2.39	0.68	—	—	42
Year ended 9-30-2016	6.51	5.31	2	2.31	0.68	—	—	88
Class C Shares
Year ended 9-30-2020	6.89	7.13	4	1.89	1.37	—	—	84
Year ended 9-30-2019	6.53	10.52	4	1.92	1.64	—	—	63
Year ended 9-30-2018	6.01	-2.63	4	1.94	1.48	—	—	29
Year ended 9-30-2017	6.26	-0.46	8	1.85	1.22	—	—	42
Year ended 9-30-2016	6.50	5.65	10	1.85	1.14	—	—	88
Class I Shares
Year ended 9-30-2020	6.90	8.39	460	0.71	2.55	—	—	84
Year ended 9-30-2019	6.54	11.84	523	0.70	2.86	—	—	63
Year ended 9-30-2018	6.02	-1.41	545	0.72	2.74	—	—	29
Year ended 9-30-2017	6.27	0.68	672	0.69	2.39	—	—	42
Year ended 9-30-2016	6.51	6.88	752	0.67	2.28	—	—	88
Class N Shares
Year ended 9-30-2020	6.90	8.56	59	0.55	2.69	—	—	84
Year ended 9-30-2019	6.54	12.19	43	0.55	3.00	—	—	63
Year ended 9-30-2018 (5)	6.01	-1.77	44	0.57 (6)	3.06 (6)	—	—	29 (7)
Class Y Shares
Year ended 9-30-2020	6.90	8.29	—*	0.94	2.32	—	—	84
Year ended 9-30-2019	6.53	11.62	—*	0.93	2.62	—	—	63
Year ended 9-30-2018 (5)	6.01	-2.16	—*	1.00 (6)	2.62 (6)	—	—	29 (7)
(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.
Prospectus         171

IVY CROSSOVER CREDIT FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 10.51	$ 0.28	$ 0.77	$ 1.05	$ (0.28)	$ —	$(0.28)
Year ended 9-30-2019	9.64	0.32	0.90	1.22	(0.35)	—	(0.35)
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017 (4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class I Shares
Year ended 9-30-2020	10.51	0.31	0.77	1.08	(0.31)	—	(0.31)
Year ended 9-30-2019	9.64	0.34	0.90	1.24	(0.37)	—	(0.37)
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017 (4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class N Shares
Year ended 9-30-2020	10.51	0.30	0.78	1.08	(0.31)	—	(0.31)
Year ended 9-30-2019	9.64	0.34	0.90	1.24	(0.37)	—	(0.37)
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017 (4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class Y Shares
Year ended 9-30-2020	10.51	0.28	0.77	1.05	(0.28)	—	(0.28)
Year ended 9-30-2019	9.64	0.32	0.90	1.22	(0.35)	—	(0.35)
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017 (4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
172        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 11.28	10.18%	$ 18	0.90%	2.64%	1.21%	2.33%	165%
Year ended 9-30-2019	10.51	13.10	12	0.90	3.23	1.25	2.88	94
Year ended 9-30-2018	9.64	-2.56	12	0.90	3.07	1.19	2.78	85
Year ended 9-30-2017 (4)	10.26	3.51	11	0.90 (5)	2.63 (5)	0.95 (5)	2.58 (5)	112 (6)
Class I Shares
Year ended 9-30-2020	11.28	10.46	39	0.65	2.89	1.06	2.48	165
Year ended 9-30-2019	10.51	13.39	27	0.65	3.47	1.13	2.99	94
Year ended 9-30-2018	9.64	-2.41	23	0.65	3.33	1.06	2.92	85
Year ended 9-30-2017 (4)	10.26	3.72	18	0.65 (5)	2.89 (5)	0.83 (5)	2.71 (5)	112 (6)
Class N Shares
Year ended 9-30-2020	11.28	10.46	2	0.65	2.78	0.90	2.53	165
Year ended 9-30-2019	10.51	13.39	1	0.65	3.48	0.98	3.15	94
Year ended 9-30-2018	9.64	-2.41	1	0.65	3.31	0.90	3.06	85
Year ended 9-30-2017 (4)	10.26	3.72	1	0.65 (5)	2.87 (5)	0.69 (5)	2.83 (5)	112 (6)
Class Y Shares
Year ended 9-30-2020	11.28	10.18	1	0.90	2.65	1.30	2.25	165
Year ended 9-30-2019	10.51	13.10	1	0.90	3.23	1.37	2.76	94
Year ended 9-30-2018	9.64	-2.56	1	0.90	3.06	1.29	2.67	85
Year ended 9-30-2017 (4)	10.26	3.51	1	0.90 (5)	2.63 (5)	1.08 (5)	2.45 (5)	112 (6)
(4)	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
Prospectus         173

IVY GOVERNMENT SECURITIES FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 5.59	$ 0.06	$ 0.20	$ 0.26	$ (0.07)	$—	$ (0.07)
Year ended 9-30-2019	5.23	0.08	0.37	0.45	(0.09)	—	(0.09)
Year ended 9-30-2018	5.43	0.06	(0.19)	(0.13)	(0.07)	—	(0.07)
Year ended 9-30-2017	5.60	0.06	(0.16)	(0.10)	(0.07)	—	(0.07)
Year ended 9-30-2016	5.51	0.06	0.10	0.16	(0.07)	—	(0.07)
Class B Shares (4)
Year ended 9-30-2020	5.59	0.00*	0.20	0.20	(0.01)	—	(0.01)
Year ended 9-30-2019	5.23	0.02	0.36	0.38	(0.02)	—	(0.02)
Year ended 9-30-2018	5.43	0.01	(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.00*	(0.16)	(0.16)	(0.01)	—	(0.01)
Year ended 9-30-2016	5.51	0.00*	0.10	0.10	(0.01)	—	(0.01)
Class C Shares
Year ended 9-30-2020	5.59	0.01	0.20	0.21	(0.02)	—	(0.02)
Year ended 9-30-2019	5.23	0.03	0.37	0.40	(0.04)	—	(0.04)
Year ended 9-30-2018	5.43	0.01	(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.01	(0.15)	(0.14)	(0.03)	—	(0.03)
Year ended 9-30-2016	5.51	0.01	0.11	0.12	(0.03)	—	(0.03)
Class I Shares
Year ended 9-30-2020	5.59	0.08	0.20	0.28	(0.09)	—	(0.09)
Year ended 9-30-2019	5.23	0.09	0.37	0.46	(0.10)	—	(0.10)
Year ended 9-30-2018	5.43	0.08	(0.19)	(0.11)	(0.09)	—	(0.09)
Year ended 9-30-2017	5.60	0.07	(0.15)	(0.08)	(0.09)	—	(0.09)
Year ended 9-30-2016	5.51	0.07	0.11	0.18	(0.09)	—	(0.09)
Class N Shares
Year ended 9-30-2020	5.59	0.08	0.20	0.28	(0.09)	—	(0.09)
Year ended 9-30-2019	5.23	0.10	0.37	0.47	(0.11)	—	(0.11)
Year ended 9-30-2018 (5)	5.43	0.08	(0.19)	(0.11)	(0.09)	—	(0.09)
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.
(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.
174        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 5.78	4.75%	$ 96	0.98%	1.07%	1.05%	1.00%	43%
Year ended 9-30-2019	5.59	8.59	68	1.00	1.47	1.13	1.34	12
Year ended 9-30-2018	5.23	-2.35	71	1.04 (8)	1.19	1.16	1.07	42
Year ended 9-30-2017	5.43	-1.73	87	1.02	1.20	1.10	1.04	37
Year ended 9-30-2016	5.60	3.01	118	1.01	1.11	1.07	1.05	43
Class B Shares (4)
Year ended 9-30-2020	5.78	3.62	—*	2.06	0.02	2.63	-0.55	43
Year ended 9-30-2019	5.59	7.32	—*	2.13	0.34	2.72	-0.25	12
Year ended 9-30-2018	5.23	-3.22	—*	2.05	0.11	2.57	-0.41	42
Year ended 9-30-2017	5.43	-2.81	1	2.13	0.01	2.27	-0.13	37
Year ended 9-30-2016	5.60	1.83	1	2.17	-0.05	2.21	-0.09	43
Class C Shares
Year ended 9-30-2020	5.78	3.83	2	1.86	0.18	1.90	0.14	43
Year ended 9-30-2019	5.59	7.61	1	1.88	0.59	1.95	0.52	12
Year ended 9-30-2018	5.23	-3.14	1	1.88	0.24	2.16	-0.04	42
Year ended 9-30-2017	5.43	-2.58	2	1.88	0.26	1.95	0.19	37
Year ended 9-30-2016	5.60	2.10	3	1.91	0.21	1.95	0.17	43
Class I Shares
Year ended 9-30-2020	5.78	5.01	140	0.72	1.32	0.77	1.27	43
Year ended 9-30-2019	5.59	8.89	93	0.72	1.75	0.77	1.70	12
Year ended 9-30-2018	5.23	-2.10	124	0.78 (9)	1.46	0.82	1.42	42
Year ended 9-30-2017	5.43	-1.44	303	0.74	1.38	0.76	1.36	37
Year ended 9-30-2016	5.60	3.33	157	0.70	1.33	0.74	1.29	43
Class N Shares
Year ended 9-30-2020	5.78	5.13	172	0.61	1.44	—	—	43
Year ended 9-30-2019	5.59	9.01	120	0.61	1.86	—	—	12
Year ended 9-30-2018 (5)	5.23	-1.99	179	0.63 (6)(8)	1.74 (6)	—	—	42 (7)
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.
(8)	Expense ratio based on the period excluding reorganization expenses was 1.00%.
(9)	Expense ratio based on the period excluding reorganization expenses was 0.72%.
Prospectus         175

IVY INTERNATIONAL SMALL CAP FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 11.38	$ 0.06	$ 1.19	$ 1.25	$ (0.21)	$ —	$ (0.21)
Year ended 9-30-2019	12.28	0.11	(0.85)	(0.74)	(0.14)	(0.02)	(0.16)
Year ended 9-30-2018	12.06	0.10	0.14	0.24	(0.02)	—	(0.02)
Year ended 9-30-2017 (4)	10.00	0.09	1.97	2.06	—	—	—
Class C Shares
Year ended 9-30-2020	11.27	(0.03)	1.18	1.15	(0.13)	—	(0.13)
Year ended 9-30-2019	12.14	0.03	(0.84)	(0.81)	(0.04)	(0.02)	(0.06)
Year ended 9-30-2018	12.00	0.01	0.13	0.14	—	—	—
Year ended 9-30-2017 (4)	10.00	0.03	1.97	2.00	—	—	—
Class I Shares
Year ended 9-30-2020	11.42	0.10	1.21	1.31	(0.26)	—	(0.26)
Year ended 9-30-2019	12.33	0.16	(0.87)	(0.71)	(0.18)	(0.02)	(0.20)
Year ended 9-30-2018	12.08	0.16	0.13	0.29	(0.04)	—*	(0.04)
Year ended 9-30-2017 (4)	10.00	0.11	1.97	2.08	—	—	—
Class N Shares
Year ended 9-30-2020	11.42	0.10	1.20	1.30	(0.26)	—	(0.26)
Year ended 9-30-2019	12.32	0.15	(0.85)	(0.70)	(0.18)	(0.02)	(0.20)
Year ended 9-30-2018	12.09	0.16	0.11	0.27	(0.04)	—*	(0.04)
Year ended 9-30-2017 (4)	10.00	0.11	1.98	2.09	—	—	—
Class Y Shares
Year ended 9-30-2020	11.37	0.03	1.23	1.26	(0.21)	—	(0.21)
Year ended 9-30-2019	12.28	0.08	(0.83)	(0.75)	(0.14)	(0.02)	(0.16)
Year ended 9-30-2018	12.06	0.14	0.10	0.24	(0.02)	—	(0.02)
Year ended 9-30-2017 (4)	10.00	0.09	1.97	2.06	—	—	—
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
176        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 12.42	11.04%	$ 16	1.37%	0.50%	1.57%	0.30%	75%
Year ended 9-30-2019	11.38	-5.92	16	1.39	1.02	1.58	0.83	73
Year ended 9-30-2018	12.28	1.98	18	1.45	0.79	1.54	0.70	60
Year ended 9-30-2017 (4)	12.06	20.60	13	1.45 (5)	1.11 (5)	1.61 (5)	0.95 (5)	38 (6)
Class C Shares
Year ended 9-30-2020	12.29	10.22	2	2.13	-0.31	2.33	-0.51	75
Year ended 9-30-2019	11.27	-6.62	2	2.14	0.25	2.33	0.06	73
Year ended 9-30-2018	12.14	1.17	2	2.22	0.11	2.27	0.06	60
Year ended 9-30-2017 (4)	12.00	20.00	1	2.17 (5)	0.39 (5)	2.33 (5)	0.23 (5)	38 (6)
Class I Shares
Year ended 9-30-2020	12.47	11.54	77	0.99	0.91	1.38	0.52	75
Year ended 9-30-2019	11.42	-5.64	72	0.99	1.47	1.37	1.09	73
Year ended 9-30-2018	12.33	2.33	66	1.12	1.28	1.34	1.06	60
Year ended 9-30-2017 (4)	12.08	20.90	27	1.15 (5)	1.42 (5)	1.45 (5)	1.12 (5)	38 (6)
Class N Shares
Year ended 9-30-2020	12.46	11.45	69	0.99	0.89	1.20	0.68	75
Year ended 9-30-2019	11.42	-5.57	73	0.99	1.40	1.20	1.19	73
Year ended 9-30-2018	12.32	2.28	82	1.13	1.25	1.18	1.20	60
Year ended 9-30-2017 (4)	12.09	20.90	1	1.15 (5)	1.41 (5)	1.31 (5)	1.25 (5)	38 (6)
Class Y Shares
Year ended 9-30-2020	12.42	11.14	1	1.37	0.27	1.59	0.05	75
Year ended 9-30-2019	11.37	-6.00	1	1.39	0.71	1.63	0.47	73
Year ended 9-30-2018	12.28	1.98	5	1.45	1.10	1.59	0.96	60
Year ended 9-30-2017 (4)	12.06	20.60	1	1.45 (5)	1.11 (5)	1.70 (5)	0.86 (5)	38 (6)
(4)	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
Prospectus         177

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 8.68	$ 0.31	$ (0.43)	$ (0.12)	$ (0.10)	$—	$ (0.10)
Year ended 9-30-2019	8.22	0.42	0.04	0.46	—	—	—
Year ended 9-30-2018	9.47	0.39	(1.40)	(1.01)	(0.24)	—	(0.24)
Year ended 9-30-2017	9.21	0.41	(0.15)	0.26	—	—	—
Year ended 9-30-2016	8.11	0.33	0.77	1.10	—	—	—
Class C Shares
Year ended 9-30-2020	8.47	0.25	(0.43)	(0.18)	(0.09)	—	(0.09)
Year ended 9-30-2019	8.06	0.36	0.05	0.41	—	—	—
Year ended 9-30-2018	9.28	0.31	(1.37)	(1.06)	(0.16)	—	(0.16)
Year ended 9-30-2017	9.09	0.34	(0.15)	0.19	—	—	—
Year ended 9-30-2016	8.06	0.28	0.75	1.03	—	—	—
Class I Shares
Year ended 9-30-2020	8.77	0.35	(0.44)	(0.09)	(0.11)	—	(0.11)
Year ended 9-30-2019	8.28	0.47	0.04	0.51	(0.02)	—	(0.02)
Year ended 9-30-2018	9.54	0.43	(1.41)	(0.98)	(0.28)	—	(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—	—
Year ended 9-30-2016	8.12	0.39	0.74	1.13	—	—	—
Class N Shares
Year ended 9-30-2020	8.77	0.36	(0.45)	(0.09)	(0.11)	—	(0.11)
Year ended 9-30-2019	8.28	0.46	0.05	0.51	(0.02)	—	(0.02)
Year ended 9-30-2018	9.54	0.44	(1.42)	(0.98)	(0.28)	—	(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—	—
Year ended 9-30-2016 (4)	8.12	0.38	0.75	1.13	—	—	—
Class Y Shares
Year ended 9-30-2020	8.69	0.31	(0.44)	(0.13)	(0.10)	—	(0.10)
Year ended 9-30-2019	8.22	0.43	0.04	0.47	—	—	—
Year ended 9-30-2018	9.48	0.37	(1.39)	(1.02)	(0.24)	—	(0.24)
Year ended 9-30-2017	9.21	0.41	(0.14)	0.27	—	—	—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—	—
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from January 30, 2015 (commencement of operations of the class) through September 30, 2015.
178        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 8.46	-1.39%	$ 8	1.19%	3.63%	1.50%	3.32%	121%
Year ended 9-30-2019	8.68	5.73	9	1.21	4.94	1.44	4.71	111
Year ended 9-30-2018	8.22	-11.01	12	1.21	4.28	1.45	4.04	90
Year ended 9-30-2017	9.47	2.82	13	1.25	4.45	1.63	4.07	63
Year ended 9-30-2016	9.21	13.56	12	1.25	3.90	2.03	3.12	74
Class C Shares
Year ended 9-30-2020	8.20	-2.14	2	1.83	3.02	2.14	2.71	121
Year ended 9-30-2019	8.47	5.09	2	1.85	4.36	2.08	4.13	111
Year ended 9-30-2018	8.06	-11.56	2	1.86	3.54	2.10	3.30	90
Year ended 9-30-2017	9.28	2.09	2	1.97	3.81	2.27	3.51	63
Year ended 9-30-2016	9.09	12.78	2	2.00	3.27	2.50	2.77	74
Class I Shares
Year ended 9-30-2020	8.57	-1.07	28	0.80	4.07	1.29	3.58	121
Year ended 9-30-2019	8.77	6.17	77	0.80	5.43	1.21	5.02	111
Year ended 9-30-2018	8.28	-10.56	80	0.80	4.80	1.23	4.37	90
Year ended 9-30-2017	9.54	3.14	45	0.91	4.96	1.39	4.48	63
Year ended 9-30-2016	9.25	13.92	26	1.00	4.42	1.62	3.80	74
Class N Shares
Year ended 9-30-2020	8.57	-1.07	20	0.80	4.12	1.12	3.80	121
Year ended 9-30-2019	8.77	6.17	34	0.80	5.36	1.04	5.12	111
Year ended 9-30-2018	8.28	-10.56	41	0.80	4.83	1.05	4.58	90
Year ended 9-30-2017	9.54	3.14	52	0.80	4.95	1.11	4.64	63
Year ended 9-30-2016 (4)	9.25	13.92	1	1.00 (5)	4.35 (5)	1.47 (5)	3.88 (5)	74 (6)
Class Y Shares
Year ended 9-30-2020	8.46	-1.51	2	1.19	3.65	1.51	3.33	121
Year ended 9-30-2019	8.69	5.72	3	1.21	4.99	1.44	4.76	111
Year ended 9-30-2018	8.22	-11.00	3	1.21	4.11	1.45	3.87	90
Year ended 9-30-2017	9.48	2.93	3	1.25	4.48	1.63	4.10	63
Year ended 9-30-2016	9.21	13.56	5	1.25	4.06	1.86	3.45	74
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2015.
Prospectus         179

IVY PICTET TARGETED RETURN BOND FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 10.22	$0.09	$ 0.10	$ 0.19	$ (0.16)	$ (0.03)	$ (0.19)
Year ended 9-30-2019	10.02	0.17	0.52	0.69	(0.49)	—	(0.49)
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.21	0.09	0.03	0.12	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016 (4)	10.00	0.06	0.15	0.21	—	—	—
Class C Shares
Year ended 9-30-2020	10.10	0.02	0.10	0.12	(0.10)	(0.02)	(0.12)
Year ended 9-30-2019	9.91	0.10	0.51	0.61	(0.42)	—	(0.42)
Year ended 9-30-2018	10.05	0.09	(0.17)	(0.08)	(0.06)	—	(0.06)
Year ended 9-30-2017	10.16	0.02	0.02	0.04	(0.06)	(0.09)	(0.15)
Year ended 9-30-2016 (4)	10.00	0.01	0.15	0.16	—	—	—
Class I Shares
Year ended 9-30-2020	10.26	0.11	0.09	0.20	(0.18)	(0.03)	(0.21)
Year ended 9-30-2019	10.06	0.20	0.51	0.71	(0.51)	—	(0.51)
Year ended 9-30-2018	10.13	0.18	(0.18)	0.00*	(0.07)	—	(0.07)
Year ended 9-30-2017	10.23	0.11	0.03	0.14	(0.15)	(0.09)	(0.24)
Year ended 9-30-2016 (4)	10.00	0.08	0.15	0.23	—	—	—
Class N Shares
Year ended 9-30-2020	10.28	0.13	0.09	0.22	(0.19)	(0.03)	(0.22)
Year ended 9-30-2019	10.08	0.21	0.51	0.72	(0.52)	—	(0.52)
Year ended 9-30-2018	10.13	0.18	(0.15)	0.03	(0.08)	—	(0.08)
Year ended 9-30-2017	10.24	0.14	0.00*	0.14	(0.16)	(0.09)	(0.25)
Year ended 9-30-2016 (4)	10.00	0.09	0.15	0.24	—	—	—
Class Y Shares
Year ended 9-30-2020	10.22	0.09	0.10	0.19	(0.16)	(0.03)	(0.19)
Year ended 9-30-2019	10.02	0.17	0.52	0.69	(0.49)	—	(0.49)
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.22	0.09	0.02	0.11	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016 (4)	10.00	0.06	0.16	0.22	—	—	—
*	Not shown due to rounding.
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from January 4, 2016 (commencement of operations of the class) through September 30, 2016.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.
(7)	Ratio of expenses to average net assets excluding offering cost was 1.22%.
180        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 10.22	2.07%	$ 23	1.22%	0.90%	1.41%	0.71%	112%
Year ended 9-30-2019	10.22	7.23	23	1.22	1.74	1.40	1.56	121
Year ended 9-30-2018	10.02	-0.22	21	1.22	1.56	1.39	1.39	152
Year ended 9-30-2017	10.11	1.20	20	1.24 (7)	0.88	1.43	0.69	190
Year ended 9-30-2016 (4)	10.21	2.10	19	1.27 (5)(8)	0.88 (5)	1.55 (5)	0.60 (5)	90 (6)
Class C Shares
Year ended 9-30-2020	10.10	1.32	5	1.92	0.20	2.11	0.01	112
Year ended 9-30-2019	10.10	6.45	4	1.92	1.05	2.10	0.87	121
Year ended 9-30-2018	9.91	-0.85	4	1.92	0.86	2.09	0.69	152
Year ended 9-30-2017	10.05	0.46	4	1.91 (9)	0.21	2.10	0.02	190
Year ended 9-30-2016 (4)	10.16	1.60	4	1.90 (5)(10)	0.15 (5)	2.18 (5)	-0.13 (5)	90 (6)
Class I Shares
Year ended 9-30-2020	10.25	2.19	102	1.00	1.12	1.24	0.88	112
Year ended 9-30-2019	10.26	7.45	120	1.00	1.98	1.23	1.75	121
Year ended 9-30-2018	10.06	0.03	123	1.00	1.79	1.21	1.58	152
Year ended 9-30-2017	10.13	1.43	111	1.00 (11)	1.13	1.22	0.91	190
Year ended 9-30-2016 (4)	10.23	2.30	74	1.00 (5)(12)	1.02 (5)	1.30 (5)	0.72 (5)	90 (6)
Class N Shares
Year ended 9-30-2020	10.28	2.41	56	0.87	1.24	1.07	1.04	112
Year ended 9-30-2019	10.28	7.57	70	0.87	2.11	1.06	1.92	121
Year ended 9-30-2018	10.08	0.25	89	0.87	1.79	1.05	1.61	152
Year ended 9-30-2017	10.13	1.45	155	0.87 (13)	1.37	1.07	1.17	190
Year ended 9-30-2016 (4)	10.24	2.40	2	0.87 (5)(14)	1.17 (5)	1.16 (5)	0.88 (5)	90 (6)
Class Y Shares
Year ended 9-30-2020	10.22	2.07	4	1.22	0.90	1.46	0.66	112
Year ended 9-30-2019	10.22	7.23	4	1.22	1.74	1.45	1.51	121
Year ended 9-30-2018	10.02	-0.22	4	1.22	1.55	1.44	1.33	152
Year ended 9-30-2017	10.11	1.17	4	1.24 (15)	0.88	1.46	0.66	190
Year ended 9-30-2016 (4)	10.22	2.20	4	1.15 (5)(16)	0.89 (5)	1.55 (5)	0.49 (5)	90 (6)
(8)	Ratio of expenses to average net assets excluding offering cost was 1.14%.
(9)	Ratio of expenses to average net assets excluding offering cost was 1.89%.
(10)	Ratio of expenses to average net assets excluding offering cost was 1.77%.
(11)	Ratio of expenses to average net assets excluding offering cost was 0.98%.
(12)	Ratio of expenses to average net assets excluding offering cost was 0.87%.
(13)	Ratio of expenses to average net assets excluding offering cost was 0.85%.
(14)	Ratio of expenses to average net assets excluding offering cost was 0.74%.
(15)	Ratio of expenses to average net assets excluding offering cost was 1.22%.
(16)	Ratio of expenses to average net assets excluding offering cost was 1.02%.
Prospectus         181

IVY PINEBRIDGE HIGH YIELD FUND
	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2020	$ 9.88	$ 0.48	$ (0.16)	$ 0.32	$ (0.48)	$ —	$ (0.48)
Year ended 9-30-2019	9.81	0.52	0.06	0.58	(0.51)	—	(0.51)
Year ended 9-30-2018	10.15	0.48	(0.30)	0.18	(0.49)	(0.03)	(0.52)
Year ended 9-30-2017 (4)	10.00	0.16	0.10	0.26	(0.11)	—	(0.11)
Class I Shares
Year ended 9-30-2020	9.88	0.51	(0.17)	0.34	(0.50)	—	(0.50)
Year ended 9-30-2019	9.81	0.54	0.07	0.61	(0.54)	—	(0.54)
Year ended 9-30-2018	10.15	0.51	(0.31)	0.20	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017 (4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class N Shares
Year ended 9-30-2020	9.88	0.51	(0.18)	0.33	(0.50)	—	(0.50)
Year ended 9-30-2019	9.80	0.54	0.08	0.62	(0.54)	—	(0.54)
Year ended 9-30-2018	10.15	0.51	(0.32)	0.19	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017 (4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
(1)	Based on average weekly shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(4)	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.
182        Prospectus

	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver (3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver (3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2020	$ 9.72	3.40%	$ 15	0.99%	5.02%	1.16%	4.85%	80%
Year ended 9-30-2019	9.88	6.27	10	1.00	5.32	1.15	5.17	69
Year ended 9-30-2018	9.81	1.71	8	1.00	4.83	1.11	4.72	81
Year ended 9-30-2017 (4)	10.15	2.64	6	1.00 (5)	4.22 (5)	—	—	60 (6)
Class I Shares
Year ended 9-30-2020	9.72	3.68	87	0.72	5.30	1.01	5.01	80
Year ended 9-30-2019	9.88	6.44	54	0.72	5.60	1.02	5.30	69
Year ended 9-30-2018	9.81	2.10	46	0.72	5.14	1.00	4.86	81
Year ended 9-30-2017 (4)	10.15	2.72	22	0.72 (5)	4.55 (5)	0.87 (5)	4.40 (5)	60 (6)
Class N Shares
Year ended 9-30-2020	9.71	3.58	40	0.72	5.29	0.83	5.18	80
Year ended 9-30-2019	9.88	6.55	38	0.72	5.59	0.84	5.47	69
Year ended 9-30-2018	9.80	2.00	32	0.72	5.10	0.83	4.99	81
Year ended 9-30-2017 (4)	10.15	2.72	35	0.72 (5)	4.44 (5)	0.73 (5)	4.43 (5)	60 (6)
Prospectus         183

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Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the expenses of the Funds included below (see note on p. A- 6), including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a ten-year period.
Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the
Fees and Expenses
table of this Prospectus regarding the Fund (and thus may not reflect any voluntary fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the
Hypothetical Expenses
column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (e.g., CDSC). If redemption charges, if any, were reflected, the amounts shown in the
Hypothetical Expenses
column would be higher, and the amounts shown in the
Hypothetical Ending Investment
column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
Effective January 1, 2021, the amount of time required to elapse for Class C shares of a Fund to convert to Class A shares of such Fund decreased from 10 years to eight years. This shorter conversion schedule is not reflected in the tables below for Class C shares, but will be reflected in future prospectus hypothetical illustrations.
Ivy Cash Management Fund — Class A
Annual expense ratio	0.63%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 64.37	$ 10,437.00
2	10,437.00	521.85	10,958.85	67.18	10,893.09
3	10,893.09	544.65	11,437.75	70.12	11,369.12
4	11,369.12	568.45	11,937.58	73.19	11,865.95
5	11,865.95	593.29	12,459.25	76.38	12,384.49
6	12,384.49	619.22	13,003.72	79.72	12,925.70
7	12,925.70	646.28	13,571.98	83.21	13,490.55
8	13,490.55	674.52	14,165.08	86.84	14,080.09
9	14,080.09	704.00	14,784.09	90.64	14,695.39
10	14,695.39	734.76	15,430.16	94.60	15,337.57
Cumulative Total				$786.25
Prospectus        A-1

Ivy Cash Management Fund — Class B
Annual expense ratio	1.48%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 150.60	$10,352.00
2	10,352.00	517.60	10,869.60	155.90	10,716.39
3	10,716.39	535.81	11,252.20	161.39	11,093.60
4	11,093.60	554.68	11,648.28	167.07	11,484.10
5	11,484.10	574.20	12,058.30	172.95	11,888.34
6	11,888.34	594.41	12,482.75	179.04	12,306.81
7	12,306.81	615.34	12,922.15	185.34	12,740.01
8	12,740.01	637.00	13,377.01	191.87	13,188.46
Converts from Class B to Class A				Annual Expense Ratio: 0.63%
9	13,188.46	659.42	13,847.88	84.90	13,764.79
10	13,764.79	688.23	14,453.03	88.61	14,366.31
Cumulative Total				$1,537.67
Ivy Cash Management Fund — Class C
Annual expense ratio	1.53%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 155.65	$ 10,347.00
2	10,347.00	517.35	10,864.35	161.05	10,706.04
3	10,706.04	535.30	11,241.34	166.64	11,077.54
4	11,077.54	553.87	11,631.41	172.42	11,461.93
5	11,461.93	573.09	12,035.02	178.41	11,859.66
6	11,859.66	592.98	12,452.64	184.60	12,271.19
7	12,271.19	613.55	12,884.74	191.00	12,697.00
8	12,697.00	634.85	13,331.85	197.63	13,137.58
9	13,137.58	656.87	13,794.46	204.49	13,593.46
10	13,593.46	679.67	14,273.13	211.58	14,065.15
Cumulative Total				$1,823.47
Ivy Corporate Bond Fund — Class A
Annual expense ratio	1.00%
Maximum front-end sales charge	2.50%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$ 471.25	$ 9,896.25	$ 671.13	$ 9,802.00
2	9,802.00	490.10	10,292.10	99.98	10,194.08
3	10,194.08	509.70	10,703.78	103.97	10,601.84
4	10,601.84	530.09	11,131.93	108.13	11,025.91
5	11,025.91	551.29	11,577.21	112.46	11,466.95
6	11,466.95	573.34	12,040.30	116.96	11,925.63
7	11,925.63	596.28	12,521.91	121.64	12,402.65
8	12,402.65	620.13	13,022.78	126.50	12,898.76
9	12,898.76	644.93	13,543.70	131.56	13,414.71
10	13,414.71	670.73	14,085.44	136.83	13,951.30
Cumulative Total				$1,729.16
A-2        Prospectus

Ivy Corporate Bond Fund — Class B
Annual expense ratio	2.65%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 268.11	$10,235.00
2	10,235.00	511.75	10,746.75	274.41	10,475.52
3	10,475.52	523.77	10,999.29	280.86	10,721.69
4	10,721.69	536.08	11,257.78	287.46	10,973.65
5	10,973.65	548.68	11,522.34	294.21	11,231.53
6	11,231.53	561.57	11,793.11	301.13	11,495.47
7	11,495.47	574.77	12,070.25	308.20	11,765.62
8	11,765.62	588.28	12,353.90	315.45	12,042.11
Converts from Class B to Class A				Annual Expense Ratio: 1.00%
9	12,042.11	602.10	12,644.22	122.82	12,523.79
10	12,523.79	626.19	13,149.98	127.74	13,024.75
Cumulative Total				$2,580.39
Ivy Corporate Bond Fund — Class C
Annual expense ratio	1.89%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 191.93	$ 10,311.00
2	10,311.00	515.55	10,826.55	197.90	10,631.67
3	10,631.67	531.58	11,163.25	204.06	10,962.31
4	10,962.31	548.11	11,510.43	210.40	11,303.24
5	11,303.24	565.16	11,868.40	216.95	11,654.77
6	11,654.77	582.73	12,237.51	223.70	12,017.23
7	12,017.23	600.86	12,618.10	230.65	12,390.97
8	12,390.97	619.54	13,010.52	237.83	12,776.33
9	12,776.33	638.81	13,415.15	245.22	13,173.67
10	13,173.67	658.68	13,832.36	252.85	13,583.38
Cumulative Total				$2,211.49
Ivy Corporate Bond Fund — Class I
Annual expense ratio	0.71%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 72.52	$10,429.00
2	10,429.00	521.45	10,950.45	75.63	10,876.40
3	10,876.40	543.82	11,420.22	78.87	11,343.00
4	11,343.00	567.15	11,910.15	82.26	11,829.61
5	11,829.61	591.48	12,421.09	85.79	12,337.10
6	12,337.10	616.85	12,953.96	89.47	12,866.36
7	12,866.36	643.31	13,509.68	93.31	13,418.33
8	13,418.33	670.91	14,089.25	97.31	13,993.98
9	13,993.98	699.69	14,693.68	101.48	14,594.32
10	14,594.32	729.71	15,324.04	105.84	15,220.42
Cumulative Total				$882.48
Prospectus        A-3

Ivy Corporate Bond Fund — Class N
Annual expense ratio	0.55%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 56.22	$ 10,445.00
2	10,445.00	522.25	10,967.25	58.72	10,909.80
3	10,909.80	545.49	11,455.29	61.33	11,395.28
4	11,395.28	569.76	11,965.05	64.06	11,902.37
5	11,902.37	595.11	12,497.49	66.91	12,432.03
6	12,432.03	621.60	13,053.63	69.89	12,985.26
7	12,985.26	649.26	13,634.52	73.00	13,563.10
8	13,563.10	678.15	14,241.25	76.25	14,166.66
9	14,166.66	708.33	14,874.99	79.65	14,797.07
10	14,797.07	739.85	15,536.93	83.19	15,455.54
Cumulative Total				$689.22
Ivy Corporate Bond Fund — Class Y
Annual expense ratio	0.94%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 95.90	$10,406.00
2	10,406.00	520.30	10,926.30	99.80	10,828.48
3	10,828.48	541.42	11,369.90	103.85	11,268.12
4	11,268.12	563.40	11,831.52	108.07	11,725.60
5	11,725.60	586.28	12,311.88	112.45	12,201.66
6	12,201.66	610.08	12,811.74	117.02	12,697.05
7	12,697.05	634.85	13,331.90	121.77	13,212.55
8	13,212.55	660.62	13,873.18	126.71	13,748.98
9	13,748.98	687.44	14,436.43	131.86	14,307.19
10	14,307.19	715.35	15,022.55	137.21	14,888.06
Cumulative Total				$1,154.64
Ivy Government Securities Fund — Class A (including contractual waiver)
Annual expense ratio	0.97%
Maximum front-end sales charge	2.50%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$ 478.75	$10,053.75	$ 519.74	$ 9,960.87
Termination of Contractual Waiver				Annual Expense Ratio: 1.05%
2	9,960.87	498.04	10,458.91	106.65	10,354.32
3	10,354.32	517.71	10,872.04	110.86	10,763.32
4	10,763.32	538.16	11,301.48	115.24	11,188.47
5	11,188.47	559.42	11,747.89	119.79	11,630.41
6	11,630.41	581.52	12,211.93	124.53	12,089.82
7	12,089.82	604.49	12,694.31	129.45	12,567.36
8	12,567.36	628.36	13,195.73	134.56	13,063.77
9	13,063.77	653.18	13,716.96	139.87	13,579.79
10	13,579.79	678.98	14,258.78	145.40	14,116.20
Cumulative Total				$1,646.09
A-4        Prospectus

Ivy Government Securities Fund — Class B (including contractual waiver)
Annual expense ratio	2.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 205.00	$10,298.00
Termination of Contractual Waiver				Annual Expense Ratio: 2.63%
2	10,298.00	514.90	10,812.90	274.04	10,542.06
3	10,542.06	527.10	11,069.16	280.54	10,791.90
4	10,791.90	539.59	11,331.50	287.19	11,047.67
5	11,047.67	552.38	11,600.06	293.99	11,309.50
6	11,309.50	565.47	11,874.98	300.96	11,577.54
7	11,577.54	578.87	12,156.42	308.09	11,851.93
8	11,851.93	592.59	12,444.52	315.39	12,132.82
Converts from Class B to Class A				Annual Expense Ratio: 1.05%
9	12,132.82	606.64	12,739.46	129.91	12,612.06
10	12,612.06	630.60	13,242.67	135.04	13,110.24
Cumulative Total				$2,530.15
Ivy Government Securities Fund — Class C (including contractual waiver)
Annual expense ratio	1.85%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 187.91	$ 10,315.00
Termination of Contractual Waiver				Annual Expense Ratio: 1.90%
2	10,315.00	515.75	10,830.75	199.02	10,634.76
3	10,634.76	531.73	11,166.50	205.19	10,964.44
4	10,964.44	548.22	11,512.66	211.55	11,304.34
5	11,304.34	565.21	11,869.55	218.11	11,654.77
6	11,654.77	582.73	12,237.51	224.87	12,016.07
7	12,016.07	600.80	12,616.87	231.84	12,388.57
8	12,388.57	619.42	13,007.99	239.03	12,772.61
9	12,772.61	638.63	13,411.24	246.44	13,168.56
10	13,168.56	658.42	13,826.99	254.08	13,576.79
Cumulative Total				$2,218.04
Prospectus        A-5

Ivy Government Securities Fund — Class I (including contractual waiver)
Annual expense ratio	0.72%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 73.54	$10,428.00
Termination of Contractual Waiver				Annual Expense Ratio: 0.77%
2	10,428.00	521.40	10,949.40	81.99	10,869.10
3	10,869.10	543.45	11,412.55	85.46	11,328.86
4	11,328.86	566.44	11,895.31	89.07	11,808.07
5	11,808.07	590.40	12,398.48	92.84	12,307.56
6	12,307.56	615.37	12,922.93	96.77	12,828.17
7	12,828.17	641.40	13,469.57	100.86	13,370.80
8	13,370.80	668.54	14,039.34	105.13	13,936.38
9	13,936.38	696.81	14,633.20	109.57	14,525.89
10	14,525.89	726.29	15,252.19	114.21	15,140.34
Cumulative Total				$949.44
Ivy Government Securities Fund — Class N
Annual expense ratio	0.61%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 62.33	$10,439.00
2	10,439.00	521.95	10,960.95	65.07	10,897.27
3	10,897.27	544.86	11,442.13	67.93	11,375.66
4	11,375.66	568.78	11,944.44	70.91	11,875.05
5	11,875.05	593.75	12,468.80	74.02	12,396.36
6	12,396.36	619.81	13,016.18	77.27	12,940.56
7	12,940.56	647.02	13,587.59	80.67	13,508.66
8	13,508.66	675.43	14,184.09	84.21	14,101.69
9	14,101.69	705.08	14,806.77	87.90	14,720.75
10	14,720.75	736.03	15,456.79	91.76	15,366.99
Cumulative Total				$762.07
Note:
Each of the Ivy Funds included above in this Appendix A was a party to a reorganization with a corresponding series of the Waddell & Reed Advisors Funds (each, a WRA Fund). Pursuant to such reorganizations, each WRA Fund was reorganized out of existence. The above Hypothetical Investment and Expense Information was historically included in the WRA Fund prospectus and will continue to be shown in the Ivy Funds prospectus on a going-forward basis.
A-6        Prospectus

Appendix B: Intermediary Sales Charge Discounts and Waivers
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund(s) or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund’s shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled
Your Account — Choosing a Share Class
for more information on sales charges and waivers available for different classes. The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.
PURCHASES THROUGH MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529 — specific share classes or equivalents).
■	Shares purchased through a Merrill Lynch affiliated investment advisory program.
■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares exchanged from Class C ( i.e. , level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.
■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.
CDSC Waivers on Class A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
■	Shares acquired through a right of reinstatement.
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only).
■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
Prospectus        B-1

Front-End load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Prospectus.
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holding, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
PURCHASES THROUGH AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI:
■	Employer-sponsored retirement plans (
e.g.
, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (
i.e.
, Rights of Reinstatement).
PURCHASES THROUGH MORGAN STANLEY
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management
■	Employer-sponsored retirement plans (
e.g.
, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (
i.e.
, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
B-2        Prospectus

PURCHASES THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Shareholders purchasing Fund shares through a Raymond James platform or brokerage account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
■	Return of excess contributions from an IRA Account.
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.
■	Shares sold to pay Raymond James fees, but only if the transaction is initiated by Raymond James.
■	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent
■	Breakpoints as described in this Prospectus.
■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
PURCHASES THROUGH ROBERT W. BAIRD & CO. INCORPORATED ("BAIRD")
Shareholders purchasing Fund shares through a Baird platform or brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund (but not any other fund within the same fund family)
■	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
Prospectus        B-3

■	A shareholder in Class C Shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR SEPs
CDSC Waivers on Class A and C shares Available at Baird
■	Shares sold due to death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Shares bought due to returns of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's Prospectus
■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
■	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■	Breakpoints as described in this Prospectus
■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
PURCHASES THROUGH OPPENHEIMER & CO. INC. ("OPCO")
Shareholders purchasing Fund shares through an OPCO platform or brokerage account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a OPCO affiliated investment advisory program
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
■	A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■	Employees and registered representatives of OPCO or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
B-4        Prospectus

■	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
PURCHASES THROUGH JANNEY MONTGOMERY SCOTT, LLC ("JANNEY")
Shareholders purchasing fund shares through a Janney or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures
Sales Charge Waivers on Class A and C shares available at Janney
■	Shares sold upon the death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the fund's Prospectus
■	Shares purchased in connection with a return of excess contributions from an IRA account
■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching qualified age based on applicable IRS regulations, as described in the fund's Prospectus
■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■	Shares acquired through a right of reinstatement
Front-end load discounts available at Janney: breakpoints and/or rights of accumulation
■	Breakpoints as described in the fund's Prospectus
■	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
PURCHASES THROUGH EDWARD D. JONES & CO.
Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones fee-based platforms or brokerage accounts are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from breakpoints and waivers described elsewhere in the Funds' Prospectus or SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Ivy Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
Breakpoints
Rights of Accumulation (ROA)
■	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of fund family assets held by the shareholder or in
Prospectus        B-5

an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Fund assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost minus redemptions or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.
■	Shares purchased in an Edward Jones fee-based program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■	Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
■	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■	The death or disability of the shareholder
■	Systematic withdrawals with up to 10% per year of the account value
■	Return of excess contributions from an Individual Retirement Account (IRA)
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
■	Shares exchanged in an Edward Jones fee-based program
■	Shares acquired through NAV reinstatement
******************************************************************************
Other Important Information
Minimum Purchase Amounts
■	$250 initial purchase minimum
■	$50 subsequent purchase minimum
B-6        Prospectus

Minimum Balances
■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■	A fee-based account held on an Edward Jones platform
■	A 529 account held on an Edward Jones platform
■	An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
■	At any time it deems necessary, Edward Jones has the authority to exchange a shareholder's holdings of a share class of a fund to Class A shares of the same fund at NAV.
PURCHASES THROUGH STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or SAI. All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.
Front-end Sales Load Waiver on Class A Shares
■	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures.
Prospectus        B-7

IVY FUNDS

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286-2501
Legal Counsel
Stradley Ronon Stevens & Young, LLP
191 N. Wacker Drive; Suite 1601
Chicago, Illinois 60606-1890
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
1100 Walnut Street; Suite 3300
Kansas City, Missouri 64106-2129
Investment Manager
Ivy Investment Management Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Distributor
Ivy Distributors, Inc.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Transfer Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Accounting Services Agent
WI Services Company
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
Our INTERNET address is:
http://www.ivyinvestments.com

IVY FUNDS
You can get more information about each Fund in the —
■
Statement of Additional Information (SAI),
which contains detailed information about the Funds, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■
Annual and Semiannual Reports to Shareholders,
which detail the Funds' actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

■
Appendix B
to the Prospectus — Intermediary Sales Charge Discounts and Waivers,
which contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Fund or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at
prospectus.request@waddell.com
and are available, without charge, at
www.ivyinvestments.com.
Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at
http://www.sec.gov
and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov
.
IVY DISTRIBUTORS, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202-4200
(913) 236-2000
888.923.3355
The SEC file number for Ivy Funds is: 811-06569
IVYPRO-SEP (01-21)